OMB APPROVAL
                                                 OMB Number:       3235-0570
                                                 Expires:  January 31, 2014
                                                 Estimated average burden
                                                 hours per response.....20.6




                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-21978

                          Pioneer Series Trust VI
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  October 31


Date of reporting period:  November 1, 2012 through October 31, 2013


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.


                       Pioneer Floating
                       Rate Fund

--------------------------------------------------------------------------------
                       Annual Report | October 31, 2013
--------------------------------------------------------------------------------

                       Ticker Symbols:

                       Class A     FLARX
                       Class C     FLCRX
                       Class Y     FLYRX
                       Class Z     FLZRX

                       [LOGO] PIONEER
                              Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

Letter to Shareowners                                                         2

Portfolio Management Discussion                                               4

Portfolio Summary                                                             8

Prices and Distributions                                                      9

Performance Update                                                           10

Comparing Ongoing Fund Expenses                                              14

Schedule of Investments                                                      16

Financial Statements                                                         56

Notes to Financial Statements                                                64

Report of Independent Registered Public Accounting Firm                      74

Trustees, Officers and Service Providers                                     75

                         Pioneer Floating Rate Fund | Annual Report | 10/31/13 1

President's Letter

Dear Shareowner,

When we look at the U.S. economy heading into the final quarter of 2013, we continue to see slow, but steady, growth. Employment has also been rising steadily, but only modestly. Consumer incomes, savings, wealth, and debt-servicing capacity have been solid buttresses for the recovering housing and auto industries. Industrial activity is growing only modestly, but current corporate profits are generally solid and balance sheets appear able to support needed capital spending and dividend* payouts. The scaled-back "fiscal cliff" tax increases and spending cuts have meaningfully cut the budget deficit without driving the economy into recession. In addition, we feel that continuing slack in labor markets and capacity utilization offers the potential for continuing growth without bottlenecks and rising inflation.

After observing the strengthening economic trends, the Federal Reserve (the Fed) hinted that it might begin scaling back its "QE" quantitative easing program later in 2013 and could terminate its bond purchases altogether sometime in 2014. In September, however, the Fed surprised many market participants by deciding not to start scaling back QE yet. The Fed has also said that short-term interest rates are likely to remain near zero for some time to come, given that inflation remains subdued and unemployment remains too high.

As September ended, Congress had not yet passed a continuing resolution to prevent a government shutdown, nor had it raised the debt ceiling, and a quick resolution to the impasse appeared unlikely. The U.S. government's partial shutdown in October rattled the markets to a degree, but did not immediately have a significant negative impact on the economy or capital markets.

There are certainly risks and uncertainties that continue to plague the global economy as we head into the final months of the year. The European economy remains weak, though it is beginning to show signs of stabilization, and a number of countries in the emerging markets have experienced difficulties. Still, a potential ending of the European recession, continuing economic improvement in Japan in response to the new government's easing policies, and a "soft landing" of 7% growth in China could very well result in an improving global outlook over the remainder of 2013 and in 2014.

There are also geopolitical worries abroad and the aforementioned political fights at home, and while most of the widely recognized risks we've outlined may already be "priced into" the market, we believe investors should continue to expect market volatility.

*   Dividends are not guaranteed.

2 Pioneer Floating Rate Fund | Annual Report | 10/31/13

The Fed's aggressive monetary policies and fears about economic growth had helped drive long-term Treasury yields to unsustainably low levels; the return to more normal levels has resulted in disappointing returns for bond investors during the first nine months of 2013, but the stock market has delivered double-digit returns to equity investors who were willing to brave the "wall of worry".

At Pioneer, we have long advocated the benefits of staying diversified and investing for the long term. And while diversification does not assure a profit or protect against loss in a declining market, we believe there are still opportunities for prudent investors to earn attractive returns. Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs, keeping in mind that there is no single best strategy that works for every investor.

Pioneer's investment teams have, since 1928, sought out attractive opportunities in global equity and bond markets, using in-depth research in an effort to identify undervalued individual securities, and using thoughtful risk management to construct portfolios which seek to balance potential risks and reward in an ever-changing world.

We encourage you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at us.pioneerinvestments.com. We greatly appreciate your trust in us, and we thank you for investing with Pioneer.

Sincerely,

/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                         Pioneer Floating Rate Fund | Annual Report | 10/31/13 3

Portfolio Management Discussion | 10/31/13

Floating-rate bank loans generally outperformed many other fixed-income investments during the 12-month period ended October 31, 2013. The floating interest rates of bank loans helped them to better withstand pressures of rising interest rates and declining bond prices that occurred during the second half of the period. In the following interview, Jonathan Sharkey discusses the factors that influenced the performance of Pioneer Floating Rate Fund during the 12-month period. Mr. Sharkey, a senior vice president and portfolio manager at Pioneer, is responsible for the day-to-day management of the Fund.

Q How would you describe the investment environment for bank loans during the 12-month period ended October 31, 2013?

A The market environment was supportive for healthy returns for credit-sensitive investments during the first half of the Fund's fiscal year ended October 31, 2013. Demand was especially strong for floating-rate bank loans as yield-seeking investors looked for alternatives at a time when many fixed-income investments offered comparatively little current income potential. Financial institutions issued new pooled investment vehicles known as collateralized loan obligations (CLOs) that invested in bank loans, while high-yield portfolio managers also saw good opportunities in bank loans.

    The market environment began changing, however, in May of 2013 after Federal Reserve (Fed) Chairman Ben Bernanke suggested that if the American economy continued to improve, the U.S. central bank might begin tapering back its more aggressive monetary policies, such as quantitative easing (QE), that had contributed to liquidity in the markets. Mr. Bernanke's comments set off speculation that interest rates would soon begin to rise. In fact, market interest rates did begin rising sharply during the summer of 2013, even though existing Fed monetary policies remained in effect. U.S. Treasuries, in particular, performed poorly, but fixed-rate credit-sensitive securities also were affected by the spike in rates.

    Bank loans, because of their feature providing for increasing yields as market interest rates rise, attracted more investors and tended to outperform many fixed-income alternatives. More investment money flowed into the bank-loan market during June, July, and August, contributing significantly to the outperformance of the asset class.

    Performance of bank loans was not always positive throughout the entire 12-month period, though, as in June 2013 high-yield investors sold off some of their bank-loan investments because they were more liquid and easily tradable than fixed-rate bonds. The net flows into bank loans eased

4 Pioneer Floating Rate Fund | Annual Report | 10/31/13 during the final two months of the period (September and October), as the Fed ultimately decided against tapering QE and opted for a status quo monetary policy, at least for the time being. Fixed-rate investments then began re-attracting some investor assets from floating-rate securities, although bank loans continued to produce positive returns on an absolute basis.

Q How did the Fund perform in that environment during the 12-month period ended October 31, 2013?

A Pioneer Floating Rate Fund's Class A shares returned 4.24% at net asset value during the 12-month period ended October 31, 2013, while the Fund's benchmark, the Barclays High Yield Loans Performing Index (the Barclays Index), returned 5.42%. During the same period, the average return of the 167 mutual funds in Lipper's Loan Participating Funds category was 5.56%, and the average return of the 206 mutual funds in Morningstar's Bank Loan Funds category was 5.82%.

Q How did you position the Fund's portfolio during the 12-month period ended October 31, 2013, and how did that positioning affect benchmark-relative performance?

A Throughout the period, we maintained an up-in-quality focus when investing the Fund's portfolio in floating-rate loans. The emphasis tended to hold back results relative to the benchmark Barclays Index early in the period when demand was strong for all credit-sensitive debt securities and lower-rated investments tended to outperform. However, the Fund's benchmark-relative results improved later in the period as the market became more unsettled and the Fund tended to perform largely in line with the overall floating-rate market. The portfolio did hold a small position in some fixed-rate debt for liquidity purposes, and that exposure dragged on the Fund's benchmark-relative performance later in the period when fixed-rate securities underperformed.

    We continue to believe that our emphasis on securities rated "B" and higher is preferable over the longer term, even though it sometimes may result in benchmark-relative underperformance when lower-rated debt outperforms. At the end of the Fund's fiscal year on October 31, 2013, the Fund had only minimal exposure (less than 1% of net assets) to loans rated CCC and below, even though those securities had outperformed early in the 12-month period. The greatest concentrations of assets in the portfolio as of period end were in BB-rated loans (nearly 46% of net assets) and in B-rated loans (just below 40% of net assets).

                         Pioneer Floating Rate Fund | Annual Report | 10/31/13 5

Q Which individual investments had the biggest effect on the Fund's performance during the 12-month period ended October 31, 2013?

A The financial restructuring of global mining corporation Bumi Resources - after the company had defaulted on some debt - resulted in a strong recovery in the value of the Fund's investment in Bumi's loans. Another portfolio holding that contributed to the Fund's performance during the period was a loan to Newhall Land and Farming, a California-based development firm that performed very well as the housing market rebounded. Loans to FTS International, an energy services company, also fared well and helped to support the Fund's results during the period.

    Several portfolio investments detracted from the Fund's relative results during the 12-month period. The underperforming holdings included: loans to Accent Care, a home health care service provider that was affected by reductions in government reimbursements; to Preferred Proppants, a distributor of materials used in natural gas drilling operations whose performance was affected when higher relative prices for oil led to an increase in oil drilling at the expense of gas drilling; and to Cengage Learning, a publisher of college textbooks that encountered declining demand for textbooks as Internet-based learning opportunities increased.

Q   What is your investment outlook?

A We think the fixed-income market, including the market for bank loan-based securities, should stabilize in the coming months. The major political fights in Washington, D.C., over issues such as the debt ceiling, government spending and taxation appear to have been resolved, at least temporarily. In that environment, we believe that domestic economic growth should continue to strengthen, if only moderately, and that loan deals should increase as corporate activities such as leveraged buyouts and mergers and acquisitions increase in number. The default rates for bank loans remain well below historical averages, reflecting the overall good quality of outstanding debt, and that should encourage further flows of investor assets into the bank-loan market. The main advantage to investors in bank loans - their floating rates - should prove especially compelling as the likelihood grows that market interest rates at some point will begin rising again. We believe that advantage will become even more obvious when the Fed eventually begins to withdraw some of its more aggressive monetary support from the economy.

6 Pioneer Floating Rate Fund | Annual Report | 10/31/13

Please refer to the Schedule of Investments on pages 16-55 for a full listing of Fund securities.

Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below-investment-grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher-rated debt securities. The Fund may invest in high-yield securities of any rating, including securities that are in default at the time of purchase.

Securities with floating interest rates generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as prevailing interest rates. Unlike fixed-rate securities, floating-rate securities generally will not increase in value if interest rates decline. Changes in interest rates also will affect the amount of interest income the Fund earns on its floating-rate investments.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

These risks may increase share price volatility.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes.

                         Pioneer Floating Rate Fund | Annual Report | 10/31/13 7

Portfolio Summary | 10/31/13

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Senior Secured Loans                                                      90.5%
U.S. Corporate Bonds                                                       4.2%
International Corporate Bonds                                              3.3%
Asset Backed Securities                                                    0.6%
Municipal Bonds                                                            0.5%
Collateralized Mortgage Obligations                                        0.4%
U.S. Preferred Stocks                                                      0.4%
Convertible Corporate Bonds                                                0.1%
Convertible Preferred Stocks                                               0.0%*
U.S. Common Stocks                                                         0.0%*

* Rounds to less than 0.1%

Portfolio Quality
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio; based on Standard & Poor's ratings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

AAA                                                                         0.1%
AA                                                                          0.3%
A                                                                           0.4%
BBB                                                                         8.8%
BB                                                                         45.7%
B                                                                          39.5%
CCC                                                                         0.4%
Not Rated                                                                   2.4%
Cash Equivalent                                                             2.4%

Bond ratings are ordered highest to lowest in portfolio. Based on Standard & Poor's measures, AAA (highest possible rating) through BBB are considered investment grade; BB or lower ratings are considered non-investment grade. Cash equivalents and some bonds may not be rated.

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of long-term holdings)*

 1.  Tower Automotive Holdings USA LLC, Refinancing Term Loan (First Lien), 4/23/20     0.44%
---------------------------------------------------------------------------------------------
 2.  American Airlines, Inc., Class B Term Loan, 6/21/19                                0.49
---------------------------------------------------------------------------------------------
 3.  NSG Holdings LLC, New Term Loan, 11/15/19                                          0.44
---------------------------------------------------------------------------------------------
 4.  Duff & Phelps Corp., Initial Term Loan, 3/14/20                                    0.43
---------------------------------------------------------------------------------------------
 5.  PQ Corp., 2013 Term Loan, 8/7/17                                                   0.44
---------------------------------------------------------------------------------------------
 6.  Weight Watchers International, Inc., Initial Tranche B-2 Term Loan, 4/2/20         0.53
---------------------------------------------------------------------------------------------
 7.  Charter Communications Operating LLC, Term F Loan, 1/1/21                          0.59
---------------------------------------------------------------------------------------------
 8.  Drillships Financing Holding, Inc., Tranche B-1 Term Loan, 3/2/21                  0.52
---------------------------------------------------------------------------------------------
 9.  Metaldyne Corp., USD Term Loan, 12/19/18                                           0.50
---------------------------------------------------------------------------------------------
10.  Fortescue Metals Group, Ltd., Term Loan, 9/18/17                                   0.51
---------------------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

8 Pioneer Floating Rate Fund | Annual Report | 10/31/13

Prices and Distributions | 10/31/13

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
             Class              10/31/13                 10/31/12
--------------------------------------------------------------------------------
               A                  $6.95                    $6.95
--------------------------------------------------------------------------------
               C                  $6.96                    $6.95
--------------------------------------------------------------------------------
               Y                  $6.97                    $6.96
--------------------------------------------------------------------------------
               Z                  $6.97                    $6.97
--------------------------------------------------------------------------------

Distributions per Share: 11/1/12-10/31/13
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           Net
                       Investment          Short-Term          Long-Term
         Class           Income           Capital Gains       Capital Gains
--------------------------------------------------------------------------------
           A            $0.2892              $   --              $   --
--------------------------------------------------------------------------------
           C            $0.2372              $   --              $   --
--------------------------------------------------------------------------------
           Y            $0.3152              $   --              $   --
--------------------------------------------------------------------------------
           Z            $0.3068              $   --              $   --
--------------------------------------------------------------------------------

The Barclays High Yield Loans Performing Index is an unmanaged index that provides broad and comprehensive total return metrics of the universe of syndicated term loans. To be included in the index, a bank loan must be dollar denominated, have at least $150 million in funded loans, a minimum term of one year, and a minimum initial spread of LIBOR+1.25%. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 10-13.

                         Pioneer Floating Rate Fund | Annual Report | 10/31/13 9

Performance Update | 10/31/13                                     Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Floating Rate Fund at public offering price during the periods shown, compared to that of the Barclays High Yield Loans Performing Index.

Cumulative Total Returns
(As of October 31, 2013)
--------------------------------------------------------------------------------
                  Net Asset         Public Offering
Period            Value (NAV)       Price (POP)
--------------------------------------------------------------------------------
Life-of-Class
2/14/2007         3.99%              3.29%
5 Years           9.28               8.26
1 Year            4.24              -0.49
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 10, 2013)
--------------------------------------------------------------------------------
                  Gross
--------------------------------------------------------------------------------
                  1.11%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                         Pioneer Floating      Barclays High Yield
                         Rate Fund             Loans Performing Index
2/28/2007                $   9,555             $  10,000
10/31/2007               $   9,670             $  10,100
10/31/2008               $   7,972             $   8,555
10/31/2009               $   9,845             $  10,039
10/31/2010               $  10,774             $  10,162
10/31/2011               $  11,095             $  10,298
10/31/2012               $  11,919             $  10,025
10/31/2013               $  12,424             $  10,079

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

POP returns reflect deduction of maximum 4.50% sales charge. NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

10 Pioneer Floating Rate Fund | Annual Report | 10/31/13

Performance Update | 10/31/13                                     Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Floating Rate Fund during the periods shown, compared to that of the Barclays High Yield Loans Performing Index.

Cumulative Total Returns
(As of October 31, 2013)
--------------------------------------------------------------------------------
                  If                If
Period            Held              Redeemed
--------------------------------------------------------------------------------
Life-of-Class
2/14/2007         3.17%             3.17%
5 Years           8.47              8.47
1 Year            3.61              3.61
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 10, 2013)
--------------------------------------------------------------------------------
                  Gross
--------------------------------------------------------------------------------
                  1.86%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                         Pioneer Floating      Barclays High Yield
                         Rate Fund             Loans Performing Index
2/28/2007                $  10,000             $  10,000
10/31/2007               $  10,070             $  10,100
10/31/2008               $   8,211             $   8,555
10/31/2009               $  10,069             $  10,039
10/31/2010               $  10,921             $  10,162
10/31/2011               $  11,176             $  10,298
10/31/2012               $  11,898             $  10,025
10/31/2013               $  12,327             $  10,079

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                        Pioneer Floating Rate Fund | Annual Report | 10/31/13 11

Performance Update | 10/31/13                                     Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Floating Rate Fund during the periods shown, compared to that of the Barclays High Yield Loans Performing Index.

Cumulative Total Returns
(As of October 31, 2013)
--------------------------------------------------------------------------------
                  If                If
Period            Held              Redeemed
--------------------------------------------------------------------------------
Life-of-Class
2/14/2007         4.21%             4.21%
5 Years           9.58              9.58
1 Year            4.77              4.77
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 10, 2013)
--------------------------------------------------------------------------------
                  Gross             Net
--------------------------------------------------------------------------------
                  0.85%             0.70%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                         Pioneer Floating      Barclays High Yield
                         Rate Fund             Loans Performing Index
2/28/2007                $  5,000,000          $  5,000,000
10/31/2007               $  5,061,980          $  5,050,219
10/31/2008               $  4,174,504          $  4,277,471
10/31/2009               $  5,163,652          $  5,019,312
10/31/2010               $  5,665,295          $  5,080,830
10/31/2011               $  5,841,313          $  5,149,120
10/31/2012               $  6,295,679          $  5,012,605
10/31/2013               $  6,595,680          $  5,039,555

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through March 1, 2015, for Class Y shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

12 Pioneer Floating Rate Fund | Annual Report | 10/31/13

Performance Update | 10/31/13                                     Class Z Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class Z shares of Pioneer Floating Rate Fund during the periods shown, compared to that of the Barclays High Yield Loans Performing Index.

Cumulative Total Returns
(As of October 31, 2013)
--------------------------------------------------------------------------------
                  If                If
Period            Held              Redeemed
--------------------------------------------------------------------------------
Life-of-Class
2/14/2007         4.08%             4.08%
5 Years           9.40              9.40
1 Year            4.49              4.49
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 10, 2013)
--------------------------------------------------------------------------------
                  Gross             Net
--------------------------------------------------------------------------------
                  0.98%             0.90%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                         Pioneer Floating      Barclays High Yield
                         Rate Fund             Loans Performing Index
2/28/2007                $  10,000             $  10,000
10/31/2007               $  10,121             $  10,100
10/31/2008               $   8,344             $   8,555
10/31/2009               $  10,304             $  10,039
10/31/2010               $  11,277             $  10,162
10/31/2011               $  11,640             $  10,298
10/31/2012               $  12,515             $  10,025
10/31/2013               $  13,077             $  10,079

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance shown for Class Z shares for periods prior to the inception of Class Z shares on August 8, 2011, is the net asset value performance of the Fund's Class A shares. The performance does not reflect differences in expenses, including the Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares are generally higher than those of Class Z shares, the performance for Class Z shares prior to their inception on August 8, 2011, would have been higher than the performance shown. For the period beginning August 8, 2011, the actual performance of Class Z shares is reflected. Class Z shares are not subject to sales charges and are available for limited groups of eligible investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

The net expense ratio reflects contractual expense limitations currently in effect through March 1, 2015, for Class Z shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                        Pioneer Floating Rate Fund | Annual Report | 10/31/13 13

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1) Divide your account value by $1,000
    Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Floating Rate Fund

Based on actual returns from May 1, 2013, through October 31, 2013.

--------------------------------------------------------------------------------
Share Class                        A             C            Y            Z
--------------------------------------------------------------------------------
Beginning Account              $1,000.00     $1,000.00    $1,000.00    $1,000.00
Value on 5/1/13
--------------------------------------------------------------------------------
Ending Account                 $1,010.57     $1,006.80    $1,012.47    $1,011.52
Value (after expenses)
on 10/31/13
--------------------------------------------------------------------------------
Expenses Paid                  $    5.37     $    9.10    $    3.55    $    4.56
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.06%, 1.80%, 0.70% and 0.90% for Class A, Class C, Class Y and Class Z shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the partial year period).

14 Pioneer Floating Rate Fund | Annual Report | 10/31/13

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Floating Rate Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from May 1, 2013, through October 31, 2013.

--------------------------------------------------------------------------------
Share Class                        A             C            Y            Z
--------------------------------------------------------------------------------
Beginning Account              $1,000.00     $1,000.00    $1,000.00    $1,000.00
Value on 5/1/13
--------------------------------------------------------------------------------
Ending Account                 $1,019.86     $1,016.13    $1,021.68    $1,020.67
Value (after expenses)
on 10/31/13
--------------------------------------------------------------------------------
Expenses Paid                  $    5.40     $    9.15    $    3.57    $    4.58
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.06%, 1.80%, 0.70% and 0.90% for Class A, Class C, Class Y and Class Z shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the partial year period).

                        Pioneer Floating Rate Fund | Annual Report | 10/31/13 15

Schedule of Investments | 10/31/13

------------------------------------------------------------------------------------------------------
                   Floating      S&P/Moody's
Principal          Rate (b)      Ratings
Amount ($)         (unaudited)   (unaudited)                                           Value
------------------------------------------------------------------------------------------------------
                                               CONVERTIBLE CORPORATE
                                               BONDS -- 0.1%
                                               DIVERSIFIED FINANCIALS -- 0.1%
                                               Asset Management & Custody
                                               Banks -- 0.1%
       1,000,000                      BBB/NR   Apollo Investment Corp., 5.75%,
                                               1/15/16                                 $     1,058,750
                                                                                       ---------------
                                               Total Diversified Financials            $     1,058,750
------------------------------------------------------------------------------------------------------
                                               TOTAL CONVERTIBLE
                                               CORPORATE BONDS
                                               (Cost $994,039)                         $     1,058,750
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
Shares
------------------------------------------------------------------------------------------------------
                                               PREFERRED STOCKS -- 0.4%
                                               BANKS -- 0.1%
                                               Diversified Banks -- 0.1%
          28,000          6.00       A-/Baa1   US Bancorp, Floating Rate
                                               Note (Perpetual)                        $       760,760
                                                                                       ---------------
                                               Total Banks                             $       760,760
------------------------------------------------------------------------------------------------------
                                               DIVERSIFIED FINANCIALS -- 0.3%
                                               Other Diversified Financial
                                               Services -- 0.3%
          70,450          7.88        BB/Ba2   Citigroup Capital XIII, Floating Rate
                                               Note, 10/30/40                          $     1,937,375
          40,000          8.12       CCC+/B3   GMAC Capital Trust I, Floating Rate
                                               Note, 2/15/40                                 1,074,400
                                                                                       ---------------
                                                                                       $     3,011,775
                                                                                       ---------------
                                               Total Diversified Financials            $     3,011,775
------------------------------------------------------------------------------------------------------
                                               TOTAL PREFERRED STOCKS
                                               (Cost $3,813,830)                       $     3,772,535
------------------------------------------------------------------------------------------------------
                                               CONVERTIBLE PREFERRED
                                               STOCKS -- 0.0%+
                                               CAPITAL GOODS -- 0.0%+
                                               Industrial Machinery -- 0.0%+
           1,000                     NR/Baa3   Stanley Black & Decker, Inc.,
                                               4.75%, 11/17/15                         $       127,700
                                                                                       ---------------
                                               Total Capital Goods                     $       127,700
------------------------------------------------------------------------------------------------------
                                               TOTAL CONVERTIBLE
                                               PREFERRED STOCKS
                                               (Cost $100,000)                         $       127,700
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

16 Pioneer Floating Rate Fund | Annual Report | 10/31/13

------------------------------------------------------------------------------------------------------
Shares                                                                                 Value
------------------------------------------------------------------------------------------------------
                                               COMMON STOCKS -- 0.0%+
                                               COMMERCIAL SERVICES &
                                               SUPPLIES -- 0.0%+
                                               Diversified Support
                                               Services -- 0.0%+
          97,106                               Velo Holdings, Inc.*                    $        72,830
                                                                                       ---------------
                                               Total Commercial Services
                                               & Supplies                              $        72,830
------------------------------------------------------------------------------------------------------
                                               REAL ESTATE -- 0.0%+
                                               Real Estate Development -- 0.0%+
         107,296                               Newhall Land Development LLC*           $       343,347
                                                                                       ---------------
                                               Total Real Estate                       $       343,347
------------------------------------------------------------------------------------------------------
                                               TOTAL COMMON STOCKS
                                               (Cost $109,153)                         $       416,177
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
                   Floating      S&P/Moody's
 Principal         Rate (b)      Ratings
 Amount ($)        (unaudited)   (unaudited)
------------------------------------------------------------------------------------------------------
                                               ASSET BACKED
                                               SECURITIES -- 0.7%
                                               MATERIALS -- 0.3%
                                               Steel -- 0.3%
          59,942          0.44      BB+/Baa3   Aegis Asset Backed Securities
                                               Trust 2005-5, Floating Rate Note,
                                               12/25/35                                $        55,975
         203,031          0.47       AA+/Aa1   Bear Stearns Asset Backed
                                               Securities Trust 2006-1, Floating
                                               Rate Note, 2/25/36                              200,123
         742,086          0.28       CCC/Ba1   Home Equity Asset Trust 2006-8,
                                               Floating Rate Note, 3/25/37                     733,458
         436,870          0.49       A+/Baa1   Morgan Stanley Home Equity Loan
                                               Trust 2005-4, Floating Rate Note,
                                               9/25/35                                         413,231
         631,778          0.93       BBB/Ba2   NovaStar Mortgage Funding Trust
                                               Series 2003-1, Floating Rate
                                               Note, 5/25/33                                   577,748
         773,347          0.43       AA+/Aa3   Option One Mortgage Loan Trust
                                               2005-4 Asset-Backed Certificates
                                               Series 2005-4, Floating Rate
                                               Note, 11/25/35                                  758,877
                                                                                       ---------------
                                                                                       $     2,739,412
                                                                                       ---------------
                                               Total Materials                         $     2,739,412
------------------------------------------------------------------------------------------------------
                                               TRANSPORTATION -- 0.1%
                                               Marine Ports & Services -- 0.1%
         500,000                        A/NR   Global Container Assets, Ltd.,
                                               2.2%, 11/5/28 (144A)                    $       499,234
                                                                                       ---------------
                                               Total Transportation                    $       499,234
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                        Pioneer Floating Rate Fund | Annual Report | 10/31/13 17

------------------------------------------------------------------------------------------------------
                   Floating      S&P/Moody's
Principal          Rate (b)      Ratings
Amount ($)         (unaudited)   (unaudited)                                           Value
------------------------------------------------------------------------------------------------------
                                               CONSUMER SERVICES -- 0.0%+
                                               Hotels, Resorts & Cruise
                                               Lines -- 0.0%+
         154,727                       BB/NR   Westgate Resorts 2012-2 LLC,
                                               9.0%, 1/20/25 (144A)                    $       156,056
                                                                                       ---------------
                                               Total Consumer Services                 $       156,056
------------------------------------------------------------------------------------------------------
                                               BANKS -- 0.2%
                                               Diversified Banks -- 0.0%+
          98,499          0.55        AA+/NR   Wells Fargo Home Equity
                                               Asset-Backed Securities 2005-3
                                               Trust, Floating Rate Note, 12/25/35     $        96,846
------------------------------------------------------------------------------------------------------
                                               Thrifts & Mortgage Finance -- 0.2%
         378,711          0.80       AAA/Aaa   Bayview Financial Acquisition
                                               Trust, Floating Rate Note, 5/28/44      $       372,775
           9,727          0.97      BBB/Baa1   Ellington Loan Acquisition Trust
                                               2007-1, Floating Rate Note,
                                               5/27/37 (144A)                                    9,723
         885,208          0.68       NR/Baa1   First Franklin Mortgage Loan
                                               Trust 2005-FFH3, Floating Rate
                                               Note, 9/25/35                                   866,903
                                                                                       ---------------
                                                                                       $     1,249,401
                                                                                       ---------------
                                               Total Banks                             $     1,346,247
------------------------------------------------------------------------------------------------------
                                               DIVERSIFIED FINANCIALS -- 0.1%
                                               Other Diversified Financial
                                               Services -- 0.1%
         470,123          3.92          A/NR   Newtek Small Business Loan
                                               Trust 2013-1, Floating Rate Note,
                                               7/25/38 (144A)                          $       470,123
------------------------------------------------------------------------------------------------------
                                               Specialized Finance -- 0.0%+
         290,349          0.56      CCC/Caa2   Lease Investment Flight Trust,
                                               Floating Rate Note, 7/15/31             $       209,052
         290,349          0.60      CCC/Caa2   Lease Investment Flight Trust,
                                               Floating Rate Note, 7/15/31                     209,052
                                                                                       ---------------
                                                                                       $       418,104
                                                                                       ---------------
                                               Total Diversified Financials            $       888,227
------------------------------------------------------------------------------------------------------
                                               TOTAL ASSET BACKED SECURITIES
                                               (Cost $5,493,584)                       $     5,629,176
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18 Pioneer Floating Rate Fund | Annual Report | 10/31/13

------------------------------------------------------------------------------------------------------
                   Floating      S&P/Moody's
Principal          Rate (b)      Ratings
Amount ($)         (unaudited)   (unaudited)                                           Value
------------------------------------------------------------------------------------------------------
                                               COLLATERALIZED MORTGAGE
                                               OBLIGATIONS -- 0.5%
                                               BANKS -- 0.2%
                                               Thrifts & Mortgage Finance -- 0.2%
         250,000          0.96        A-/Aa2   ACA CLO 2006-2, Ltd., Floating
                                               Rate Note, 1/20/21 (144A)               $       240,810
         110,012          2.16     BBB+/Baa1   Ares VR CLO, Ltd., Floating Rate
                                               Note, 2/24/18 (144A)                            109,294
       1,000,000          3.92         BB/NR   JP Morgan Chase Commercial
                                               Mortgage Securities Trust 2013-FL3,
                                               Floating Rate Note, 4/15/28 (144A)              994,578
         300,000          4.43      BBB/Baa3   NorthStar 2012-1 Mortgage Trust,
                                               Floating Rate Note, 8/25/29 (144A)              302,625
         304,346          0.70       AA/Baa3   Sequoia Mortgage Trust 2004-12,
                                               Floating Rate Note, 1/20/35                     287,882
                                                                                       ---------------
                                                                                       $     1,935,189
                                                                                       ---------------
                                               Total Banks                             $     1,935,189
------------------------------------------------------------------------------------------------------
                                               DIVERSIFIED FINANCIALS -- 0.2%
                                               Other Diversified Financial
                                               Services -- 0.1%
         148,150          0.77       BB+/Ba3   RALI Series 2004-QS5 Trust,
                                               Floating Rate Note, 4/25/34             $       140,902
         300,000          1.06       AA+/Aa1   Stanfield Bristol CLO, Ltd., Floating
                                               Rate Note, 10/15/19 (144A)                      294,470
         662,845          4.17         NR/A2   Velocity Commercial Capital
                                               Loan Trust, Floating Rate Note,
                                               8/25/40 (144A)                                  583,303
                                                                                       ---------------
                                                                                       $     1,018,675
------------------------------------------------------------------------------------------------------
                                               Specialized Finance -- 0.1%
         500,000          1.71       AA+/Aa2   KKR Financial CLO 2007-1 Corp.,
                                               Floating Rate Note, 5/15/21 (144A)      $       488,987
                                                                                       ---------------
                                               Total Diversified Financials            $     1,507,662
------------------------------------------------------------------------------------------------------
                                               REAL ESTATE -- 0.1%
                                               Mortgage REIT -- 0.1%
         109,585          2.36         BB/B2   American Home Mortgage
                                               Investment Trust 2005-1, Floating
                                               Rate Note, 6/25/45                      $       107,784
         249,000          2.36       AA+/Ba1   American Home Mortgage
                                               Investment Trust 2005-1, Floating
                                               Rate Note, 6/25/45                              249,620
                                                                                       ---------------
                                                                                       $       357,404
                                                                                       ---------------
                                               Total Real Estate                       $       357,404
------------------------------------------------------------------------------------------------------
                                               TOTAL COLLATERALIZED
                                               MORTGAGE OBLIGATIONS
                                               (Cost $3,733,059)                       $     3,800,255
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                        Pioneer Floating Rate Fund | Annual Report | 10/31/13 19

------------------------------------------------------------------------------------------------------
                   Floating      S&P/Moody's
Principal          Rate (b)      Ratings
Amount ($)         (unaudited)   (unaudited)                                           Value
------------------------------------------------------------------------------------------------------
                                               CORPORATE BONDS -- 7.4%
                                               ENERGY -- 0.9%
                                               Oil & Gas Drilling -- 0.0%+
         100,000                       B-/B3   Offshore Group Investment, Ltd.,
                                               7.5%, 11/1/19                           $       108,750
------------------------------------------------------------------------------------------------------
                                               Oil & Gas Equipment &
                                               Services -- 0.0%+
         500,000                        B/B3   Seitel, Inc., 9.5%, 4/15/19             $       515,625
------------------------------------------------------------------------------------------------------
                                               Oil & Gas Exploration &
                                               Production -- 0.4%
       2,000,000                       B-/B3   Carrizo Oil & Gas, Inc.,
                                               8.625%, 10/15/18                        $     2,190,000
         500,000                      B/Caa1   PetroQuest Energy, Inc.,
                                               10.0%, 9/1/17                                   515,000
         500,000                      BB/Ba2   Range Resources Corp.,
                                               8.0%, 5/15/19                                   536,250
                                                                                       ---------------
                                                                                       $     3,241,250
------------------------------------------------------------------------------------------------------
                                               Oil & Gas Storage &
                                               Transportation -- 0.5%
       1,360,000                      BB/Ba3   Gibson Energy, Inc., 6.75%,
                                               7/15/21 (144A)                          $     1,438,200
       1,405,000                     BB+/Ba1   NuStar Logistics LP, 6.75%, 2/1/21            1,448,906
       1,185,000                     BB+/Ba3   Sabine Pass Liquefaction LLC,
                                               5.625%, 2/1/21 (144A)                         1,196,850
                                                                                       ---------------
                                                                                       $     4,083,956
                                                                                       ---------------
                                               Total Energy                            $     7,949,581
------------------------------------------------------------------------------------------------------
                                               MATERIALS -- 0.6%
                                               Construction Materials -- 0.1%
         350,000                       B+/NR   Cemex SAB de CV, 5.875%,
                                               3/25/19 (144A)                          $       342,562
         650,000          5.25         B+/NR   Cemex SAB de CV, Floating Rate
                                               Note, 9/30/15 (144A)                            671,938
                                                                                       ---------------
                                                                                       $     1,014,500
------------------------------------------------------------------------------------------------------
                                               Metal & Glass Containers -- 0.1%
         900,000                      B+/Ba3   Ardagh Packaging Finance Plc,
                                               4.875%, 11/15/22 (144A)                 $       884,250
------------------------------------------------------------------------------------------------------
                                               Paper Packaging -- 0.2%
         500,000                     BB+/Ba3   Graphic Packaging International,
                                               Inc., 7.875%, 10/1/18                   $       543,750
         915,000                        B/B3   Packaging Dynamics Corp.,
                                               8.75%, 2/1/16 (144A)                            944,738
                                                                                       ---------------
                                                                                       $     1,488,488
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20 Pioneer Floating Rate Fund | Annual Report | 10/31/13

------------------------------------------------------------------------------------------------------
                   Floating      S&P/Moody's
Principal          Rate (b)      Ratings
Amount ($)         (unaudited)   (unaudited)                                           Value
------------------------------------------------------------------------------------------------------
                                               Diversified Metals & Mining -- 0.1%
         600,000                     CCC+/B3   Molycorp, Inc., 10.0%, 6/1/20           $       594,000
------------------------------------------------------------------------------------------------------
                                               Paper Products -- 0.1%
         250,000                     CCC+/B3   Appvion, Inc., 11.25%, 12/15/15         $       283,750
         795,000                     BB-/Ba3   Resolute Forest Products, Inc.,
                                               5.875%, 5/15/23 (144A)                          723,450
                                                                                       ---------------
                                                                                       $     1,007,200
                                                                                       ---------------
                                               Total Materials                         $     4,988,438
------------------------------------------------------------------------------------------------------
                                               CAPITAL GOODS -- 0.3%
                                               Aerospace & Defense -- 0.1%
         500,000                      BB/Ba2   Bombardier, Inc., 4.25%,
                                               1/15/16 (144A)                          $       521,250
------------------------------------------------------------------------------------------------------
                                               Electrical Components &
                                               Equipment -- 0.1%
       1,000,000                        B/B2   Coleman Cable, Inc., 9.0%, 2/15/18      $     1,062,500
         250,000                       B-/B3   WireCo WorldGroup, Inc.,
                                               9.5%, 5/15/17                                   258,750
                                                                                       ---------------
                                                                                       $     1,321,250
------------------------------------------------------------------------------------------------------
                                               Industrial Conglomerates -- 0.0%+
         500,000                        B/B3   Constellation Enterprises LLC,
                                               10.625%, 2/1/16 (144A)                  $       425,000
------------------------------------------------------------------------------------------------------
                                               Trading Companies &
                                               Distributors -- 0.1%
         570,000                        B/B2   Avis Budget Car Rental LLC,
                                               5.5%, 4/1/23                            $       558,600
                                                                                       ---------------
                                               Total Capital Goods                     $     2,826,100
------------------------------------------------------------------------------------------------------
                                               COMMERCIAL SERVICES &
                                               SUPPLIES -- 0.2%
                                               Diversified Support Services -- 0.2%
       1,400,000                     BB-/Ba1   Iron Mountain, Inc., 6.0%, 8/15/23      $     1,424,500
                                                                                       ---------------
                                               Total Commercial Services
                                               & Supplies                              $     1,424,500
------------------------------------------------------------------------------------------------------
                                               TRANSPORTATION -- 0.2%
                                               Airlines -- 0.2%
       1,500,000                       B+/B2   Air Canada, 6.75%, 10/1/19 (144A)       $     1,533,750
                                                                                       ---------------
                                               Total Transportation                    $     1,533,750
------------------------------------------------------------------------------------------------------
                                               AUTOMOBILES &
                                               COMPONENTS -- 0.2%
                                               Auto Parts & Equipment -- 0.2%
       1,600,000                       BB/B2   Dana Holding Corp., 6.0%, 9/15/23       $     1,640,000
                                                                                       ---------------
                                               Total Automobiles & Components          $     1,640,000
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                        Pioneer Floating Rate Fund | Annual Report | 10/31/13 21

------------------------------------------------------------------------------------------------------
                   Floating      S&P/Moody's
Principal          Rate (b)      Ratings
Amount ($)         (unaudited)   (unaudited)                                           Value
------------------------------------------------------------------------------------------------------
                                               CONSUMER DURABLES &
                                               APPAREL -- 0.2%
                                               Homebuilding -- 0.2%
         480,000                      BB-/B2   Brookfield Residential Properties,
                                               Inc., 6.125%, 7/1/22 (144A)             $       476,400
       1,415,000                      BB/Ba2   DR Horton, Inc., 5.75%, 8/15/23               1,468,062
                                                                                       ---------------
                                                                                       $     1,944,462
                                                                                       ---------------
                                               Total Consumer Durables & Apparel       $     1,944,462
------------------------------------------------------------------------------------------------------
                                               CONSUMER SERVICES -- 0.1%
                                               Specialized Consumer Services -- 0.1%
         660,000                     BB-/Ba3   Outerwall, Inc., 6.0%,
                                               3/15/19 (144A)                          $       644,325
                                                                                       ---------------
                                               Total Consumer Services                 $       644,325
------------------------------------------------------------------------------------------------------
                                               MEDIA -- 0.2%
                                               Advertising -- 0.1%
         770,000                       B-/B3   MDC Partners, Inc., 6.75%,
                                               4/1/20 (144A)                           $       800,800
------------------------------------------------------------------------------------------------------
                                               Broadcasting -- 0.1%
EURO     150,000                       B+/B1   Nara Cable Funding II, Ltd., 8.5%,
                                               3/1/20 (144A)                           $       235,421
         210,000          0.78         A-/A3   NBCUniversal Enterprise, Inc.,
                                               Floating Rate Note, 4/15/16 (144A)              210,965
                                                                                       ---------------
                                                                                       $       446,386
                                                                                       ---------------
                                               Total Media                             $     1,247,186
------------------------------------------------------------------------------------------------------
                                               FOOD, BEVERAGE & TOBACCO -- 0.1%
                                               Packaged Foods & Meats -- 0.1%
         510,000                        B/B1   Chiquita Brands International, Inc.,
                                               7.875%, 2/1/21 (144A)                   $       553,350
                                                                                       ---------------
                                               Total Food, Beverage & Tobacco          $       553,350
------------------------------------------------------------------------------------------------------
                                               HOUSEHOLD & PERSONAL
                                               PRODUCTS -- 0.1%
                                               Personal Products -- 0.1%
       1,020,000                   BBB-/Baa2   Avon Products, Inc., 5.0%, 3/15/23      $     1,043,421
                                                                                       ---------------
                                               Total Household & Personal
                                               Products                                $     1,043,421
------------------------------------------------------------------------------------------------------
                                               HEALTH CARE EQUIPMENT &
                                               SERVICES -- 0.7%
                                               Health Care Equipment -- 0.1%
         713,000                       B+/B2   Physio-Control International, Inc.,
                                               9.875%, 1/15/19 (144A)                  $       794,995
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

22 Pioneer Floating Rate Fund | Annual Report | 10/31/13

------------------------------------------------------------------------------------------------------
                   Floating      S&P/Moody's
Principal          Rate (b)      Ratings
Amount ($)         (unaudited)   (unaudited)                                           Value
------------------------------------------------------------------------------------------------------
                                               Health Care Facilities -- 0.5%
         500,000                      BB/Ba3   Aviv Healthcare Properties LP,
                                               7.75%, 2/15/19                          $       539,375
         685,000                        B/B3   CHS, 8.0%, 11/15/19                             742,369
       3,050,000                      B+/Ba3   Tenet Healthcare Corp., 4.375%,
                                               10/1/21 (144A)                                2,928,000
                                                                                       ---------------
                                                                                       $     4,209,744
------------------------------------------------------------------------------------------------------
                                               Health Care Technology -- 0.1%
       1,000,000                       B-/B3   MedAssets, Inc., 8.0%, 11/15/18         $     1,082,500
                                                                                       ---------------
                                               Total Health Care Equipment
                                               & Services                              $     6,087,239
------------------------------------------------------------------------------------------------------
                                               PHARMACEUTICALS,
                                               BIOTECHNOLOGY & LIFE
                                               SCIENCES -- 0.1%
                                               Biotechnology -- 0.1%
       1,000,000                    BBB/Baa3   Warner Chilcott Co. LLC, 7.75%,
                                               9/15/18                                 $     1,090,000
                                                                                       ---------------
                                               Total Pharmaceuticals,
                                               Biotechnology & Life Sciences           $     1,090,000
------------------------------------------------------------------------------------------------------
                                               BANKS -- 0.1%
                                               Regional Banks -- 0.1%
         560,000          4.48      BBB/Baa3   The PNC Financial Services Group,
                                               Inc., Floating Rate Note (Perpetual)    $       558,880
                                                                                       ---------------
                                               Total Banks                             $       558,880
------------------------------------------------------------------------------------------------------
                                               DIVERSIFIED FINANCIALS -- 0.3%
                                               Other Diversified Financial
                                               Services -- 0.2%
         500,000          3.68         BB/NR   Atlas IX Capital, Ltd., Floating Rate
                                               Note, 1/17/19 (Cat Bond) (144A)         $       502,950
         500,000          1.07       A-/Baa2   Bank of America Corp., Floating
                                               Rate Note, 3/22/16                              502,497
         500,000          0.00        BB-/NR   Northshore Re, Ltd., Floating Rate
                                               Note, 7/5/16 (Cat Bond) (144A)                  513,200
         300,000          2.80       BBB-/NR   Vita Capital V, Ltd., Floating Rate
                                               Note, 1/15/17 (Cat Bond) (144A)                 305,700
                                                                                       ---------------
                                                                                       $     1,824,347
------------------------------------------------------------------------------------------------------
                                               Specialized Finance -- 0.1%
         615,000                       B+/B2   Nationstar Mortgage LLC,
                                               6.5%, 8/1/18                            $       636,525
                                                                                       ---------------
                                               Total Diversified Financials            $     2,460,872
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                        Pioneer Floating Rate Fund | Annual Report | 10/31/13 23

------------------------------------------------------------------------------------------------------
                   Floating      S&P/Moody's
Principal          Rate (b)      Ratings
Amount ($)         (unaudited)   (unaudited)                                           Value
------------------------------------------------------------------------------------------------------
                                               INSURANCE -- 1.7%
                                               Property & Casualty
                                               Insurance -- 0.0%+
         250,000                   BBB-/Baa3   Fidelity National Financial, Inc.,
                                               5.5%, 9/1/22                            $       265,342
------------------------------------------------------------------------------------------------------
                                               Reinsurance -- 1.7%
         250,000          8.12        BB-/NR   Atlas Reinsurance VII, Ltd., Floating
                                               Rate Note, 1/7/16 (Cat Bond)
                                               (144A)                                  $       256,875
         500,000          4.37        BB+/NR   Blue Danube II, Ltd., Floating Rate
                                               Note, 5/23/16 (Cat Bond) (144A)                 506,750
         250,000          0.00        BB+/NR   Bosphorus 1 Re, Ltd., Floating Rate
                                               Note, 5/3/16 (Cat Bond) (144A)                  249,450
         750,000          0.00        BB-/NR   Caelus Re, Ltd., Floating Rate Note,
                                               3/7/16 (Cat Bond) (144A)                        759,225
         250,000          0.00         NR/NR   Caelus Re, Ltd., Floating Rate Note,
                                               4/7/17 (Cat Bond) (144A)                        255,900
         250,000          0.00       NR/Baa1   Combine Re, Ltd., Floating Rate
                                               Note, 1/7/15 (Cat Bond) (144A)                  257,000
         250,000          0.00        BB-/NR   Compass Re, Ltd., Floating Rate
                                               Note, 1/8/15 (Cat Bond) (144A)                  259,625
         250,000          0.00        BB-/NR   Compass Re, Ltd., Floating Rate
                                               Note, 1/8/15 (Cat Bond) (144A)                  262,450
         250,000          0.00         BB/NR   East Lane Re V, Ltd., Floating Rate
                                               Note, 3/16/16 (Cat Bond) (144A)                 273,125
         250,000          0.00         BB/NR   East Lane Re, Ltd., Floating Rate
                                               Note, 3/13/15 (Cat Bond) (144A)                 262,000
         250,000          0.00        BB-/NR   Embarcadero Reinsurance, Ltd.,
                                               Floating Rate Note, 8/4/14 (Cat
                                               Bond) (144A)                                    255,025
         350,000          0.00        BB+/NR   Foundation Re III, Ltd., Floating Rate
                                               Note, 2/25/15 (Cat Bond)                        360,360
         500,000          0.00         BB/NR   Foundation Re III, Ltd., Floating Rate
                                               Note, 2/3/14 (Cat Bond) (144A)                  505,050
         300,000          0.00        BB-/NR   Ibis Re II, Ltd., Floating Rate Note,
                                               2/5/15 (Cat Bond) (144A)                        315,090
         250,000          4.00        BB+/NR   Ibis Re II, Ltd., Floating Rate Note,
                                               6/28/16 (Cat Bond) (144A)                       255,375
         250,000          0.00         BB/NR   Lodestone Re, Ltd., Floating Rate
                                               Note, 1/8/14 (Cat Bond) (144A)                  251,475
         500,000          0.00         BB/NR   Lodestone Re, Ltd., Floating Rate
                                               Note, 1/8/14 (Cat Bond) (144A)                  503,500
         350,000          0.00         BB/NR   Longpoint Re, Ltd. III, Floating Rate
                                               Note, 5/18/16 (Cat Bond) (144A)                 356,475
         300,000          0.00        BB+/NR   Longpoint Re, Ltd., Floating Rate
                                               Note, 6/12/15 (Cat Bond) (144A)                 317,490
         250,000          0.00         BB/NR   Mystic Re, Ltd., Floating Rate Note,
                                               3/12/15 (Cat Bond) (144A)                       264,275

The accompanying notes are an integral part of these financial statements.

24 Pioneer Floating Rate Fund | Annual Report | 10/31/13

------------------------------------------------------------------------------------------------------
                   Floating      S&P/Moody's
Principal          Rate (b)      Ratings
Amount ($)         (unaudited)   (unaudited)                                           Value
------------------------------------------------------------------------------------------------------
                                               Reinsurance -- (continued)
         750,000          8.61         B+/NR   Mythen Re, Ltd. Series 2012-2
                                               Class A, Floating Rate Note, 1/5/17
                                               (Cat Bond) (144A)                       $       780,000
         250,000          8.11        NR/Ba3   Mythen Re, Ltd., Floating Rate Note,
                                               5/7/15 (Cat Bond) (144A)                        270,300
         550,000          0.00        BB-/NR   Queen Street IV Capital, Ltd.,
                                               Floating Rate Note, 4/9/15
                                               (Cat Bond) (144A)                               566,885
         250,000          0.00          B/NR   Queen Street VI Re, Ltd., Floating
                                               Rate Note, 4/9/15 (Cat Bond) (144A)             261,125
         600,000          0.00          B/NR   Queen Street VII Re, Ltd., Floating
                                               Rate Note, 4/8/16 (Cat Bond) (144A)             616,860
         500,000          0.00        BB-/NR   Residential Reinsurance 2011, Ltd.,
                                               Floating Rate Note, 6/6/15 (Cat
                                               Bond) (144A)                                    533,250
         500,000          0.00         B+/NR   Residential Reinsurance 2011, Ltd.,
                                               Floating Rate Note, 6/6/15 (Cat
                                               Bond) (144A)                                    536,750
         750,000          0.00        BB+/NR   Residential Reinsurance 2012, Ltd.,
                                               Floating Rate Note, 12/6/16 (Cat
                                               Bond) (144A)                                    773,550
         350,000          0.00        BB-/NR   Residential Reinsurance 2012, Ltd.,
                                               Floating Rate Note, 6/6/16 (Cat
                                               Bond) (144A)                                    387,170
         250,000          0.00         B-/NR   Residential Reinsurance 2013, Ltd.,
                                               Floating Rate Note, 6/6/17 (Cat
                                               Bond) (144A)                                    259,200
         500,000          0.00        BB+/NR   Sanders Re, Ltd., Floating Rate Note,
                                               5/5/17 (Cat Bond) (144A)                        500,200
         500,000          0.00         BB/NR   Sanders Re, Ltd., Floating Rate Note,
                                               5/5/17 (Cat Bond) (144A)                        501,600
         250,000          9.35          B/NR   Successor X, Ltd. Class IV-E3,
                                               Floating Rate Note, 2/25/14
                                               (Cat Bond) (144A)                               254,900
         250,000          0.00         NR/B2   Successor X, Ltd., Floating Rate Note,
                                               1/27/15 (Cat Bond) (144A)                       263,450
         250,000          0.00         B-/NR   Successor X, Ltd., Floating Rate Note,
                                               11/10/15 (Cat Bond) (144A)                      259,625
         250,000          0.00         B+/NR   Tar Heel Re, Ltd., Floating Rate Note,
                                               5/9/16 (Cat Bond) (144A)                        264,975
                                                                                       ---------------
                                                                                       $    13,756,355
                                                                                       ---------------
                                               Total Insurance                         $    14,021,697
------------------------------------------------------------------------------------------------------
                                               SOFTWARE & SERVICES -- 0.3%
                                               Internet Software & Services -- 0.1%
         795,000                     BB/Baa3   VeriSign, Inc., 4.625%, 5/1/23          $       774,131
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                        Pioneer Floating Rate Fund | Annual Report | 10/31/13 25

------------------------------------------------------------------------------------------------------
                   Floating      S&P/Moody's
Principal          Rate (b)      Ratings
Amount ($)         (unaudited)   (unaudited)                                           Value
------------------------------------------------------------------------------------------------------
                                               Data Processing & Outsourced
                                               Services -- 0.0%+
         250,000                       B+/B1   First Data Corp., 8.875%, 8/15/20
                                               (144A)                                  $       278,750
------------------------------------------------------------------------------------------------------
                                               Application Software -- 0.2%
       1,300,000                      BB-/B2   ACI Worldwide, Inc., 6.375%,
                                               8/15/20 (144A)                          $     1,358,500
                                                                                       ---------------
                                               Total Software & Services               $     2,411,381
------------------------------------------------------------------------------------------------------
                                               TECHNOLOGY HARDWARE &
                                               EQUIPMENT -- 0.3%
                                               Computer Storage &
                                               Peripherals -- 0.3%
       2,755,000                    BBB-/Ba1   Seagate HDD Cayman, 4.75%,
                                               6/1/23 (144A)                           $     2,679,238
                                                                                       ---------------
                                               Total Technology Hardware
                                               & Equipment                             $     2,679,238
------------------------------------------------------------------------------------------------------
                                               TELECOMMUNICATION
                                               SERVICES -- 0.7%
                                               Integrated Telecommunication
                                               Services -- 0.6%
         405,000                        B/B3   Cincinnati Bell, Inc., 8.375%,
                                               10/15/20                                $       431,325
         750,000                     BB-/Ba3   MasTec, Inc., 4.875%, 3/15/23                   715,312
         805,000          1.78     BBB+/Baa1   Verizon Communications, Inc.,
                                               Floating Rate Note, 9/15/16                     825,423
         600,000                     BB-/Ba3   Virgin Media Secured Finance Plc,
                                               5.375%, 4/15/21 (144A)                          603,000
       1,320,000                        B/B1   Windstream Corp., 7.75%,
                                               10/1/21 (144A)                                1,409,100
       1,000,000                        B/B1   Windstream Corp., 8.125%, 9/1/18              1,082,500
                                                                                       ---------------
                                                                                       $     5,066,660
------------------------------------------------------------------------------------------------------
                                               Wireless Telecommunication
                                               Services -- 0.1%
         550,000          0.65         A-/A3   Vodafone Group Plc, Floating
                                               Rate Note, 2/19/16                      $       549,949
                                                                                       ---------------
                                               Total Telecommunication Services        $     5,616,609
------------------------------------------------------------------------------------------------------
                                               UTILITIES -- 0.1%
                                               Gas Utilities -- 0.0%+
         250,000                       B/B2    Ferrellgas LP, 6.5%, 5/1/21             $       253,125
------------------------------------------------------------------------------------------------------
                                               Independent Power Producers
                                               & Energy Traders -- 0.1%
         500,000          0.00        BB+/NR   East Lane Re, Ltd., Floating Rate
                                               Note, 3/14/14 (Cat Bond) (144A)         $       507,300

The accompanying notes are an integral part of these financial statements.

26 Pioneer Floating Rate Fund | Annual Report | 10/31/13

------------------------------------------------------------------------------------------------------
                   Floating      S&P/Moody's
Principal          Rate (b)      Ratings
Amount ($)         (unaudited)   (unaudited)                                           Value
------------------------------------------------------------------------------------------------------
                                               Independent Power Producers
                                               & Energy Traders -- (continued)
         375,000                       NR/B2   Star Energy Geothermal Wayang
                                               Windu, Ltd., 6.125%, 3/27/20
                                               (144A)                                  $       358,125
                                                                                       ---------------
                                                                                       $       865,425
                                                                                       ---------------
                                               Total Utilities                         $     1,118,550
------------------------------------------------------------------------------------------------------
                                               TOTAL CORPORATE BONDS
                                               (Cost $61,030,985)                      $    61,839,579
------------------------------------------------------------------------------------------------------
                                               MUNICIPAL BONDS -- 0.1%
                                               Municipal General -- 0.1%
         500,000                       AA/A2   JobsOhio Beverage System,
                                               0.872%, 1/1/15                          $       501,170
------------------------------------------------------------------------------------------------------
                                               TOTAL MUNICIPAL BONDS
                                               (Cost $500,000)                         $       501,170
------------------------------------------------------------------------------------------------------
                                               SENIOR FLOATING RATE
                                               LOAN INTERESTS -- 88.0%**
                                               ENERGY -- 4.5%
                                               Oil & Gas Drilling -- 1.6%
       4,239,375          6.00         B+/B2   Drillships Financing Holding, Inc.,
                                               Tranche B-1 Term Loan, 3/2/21           $     4,314,891
       2,736,250          5.75         B-/B3   Offshore Group Investment, Ltd.,
                                               Term Loan, 3/28/19                            2,769,312
       3,234,893          4.50         B+/B1   Pacific Drilling SA, Term Loan,
                                               5/20/18                                       3,258,750
       2,774,511          6.25        B+/Ba1   Shelf Drilling Holdings, Ltd., Term
                                               Loan, 5/30/18                                 2,788,384
                                                                                       ---------------
                                                                                       $    13,131,337
------------------------------------------------------------------------------------------------------
                                               Oil & Gas Equipment &
                                               Services -- 0.3%
       1,004,665          8.50       CCC+/B3   FTS International Services LLC,
                                               Term Loan, 5/6/16                       $       998,072
       1,157,375         11.75      CCC/Caa1   Preferred Sands Holding Co. LLC,
                                               Term B Loan, 12/15/16 (c)                       787,015
         394,652          4.00       BB-/Ba2   Vantage Pipeline Canada ULC, US
                                               Term Loan, 8/22/20                              398,352
                                                                                       ---------------
                                                                                       $     2,183,439
------------------------------------------------------------------------------------------------------
                                               Integrated Oil & Gas -- 0.1%
         995,381          4.50      BBB/Baa2   Glenn Pool Oil & Gas Trust, Term
                                               Loan, 6/1/16                            $     1,000,358
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                        Pioneer Floating Rate Fund | Annual Report | 10/31/13 27

------------------------------------------------------------------------------------------------------
                   Floating      S&P/Moody's
Principal          Rate (b)      Ratings
Amount ($)         (unaudited)   (unaudited)                                           Value
------------------------------------------------------------------------------------------------------
                                               Oil & Gas Exploration &
                                               Production -- 1.0%
       1,250,000          5.75       BB-/Ba3   Chesapeake Energy Corp., Term
                                               Loan, 12/2/17                           $     1,279,610
       1,650,000          3.50        B+/Ba3   EP Energy LLC, Tranche B-3
                                               Loan, 5/24/18                                 1,654,272
       1,000,000          3.88       BB-/Ba2   Fieldwood Energy LLC, Closing
                                               Date Loan, 9/25/18                            1,009,059
       3,050,000          6.00         B-/B1   Samson Investment Co., Initial
                                               Term Loan (Second Lien), 9/10/16              3,081,455
         496,250          9.00         NR/NR   Shelf Drilling Midco LTD, Term
                                               Loan 10/08/18                                   504,624
                                                                                       ---------------
                                                                                       $     7,529,020
------------------------------------------------------------------------------------------------------
                                               Oil & Gas Refining &
                                               Marketing -- 0.3%
       1,750,778          3.75        BB/Ba2   Pilot Travel Centers LLC, Refinancing
                                               Tranche B Term Loan, 3/30/18            $     1,756,599
         995,000          2.51      BBB-/Ba1   Tesoro Corp., Initial Term Loan,
                                               1/11/16                                       1,000,182
                                                                                       ---------------
                                                                                       $     2,756,781
------------------------------------------------------------------------------------------------------
                                               Oil & Gas Storage &
                                               Transportation -- 0.6%
       1,548,889          4.75        BB-/B2   American Petroleum Tankers Parent
                                               LLC, Term Loan, 9/15/19                 $     1,559,538
       2,050,000          6.50          B/B3   Atlas Energy LP, Loan, 7/22/19                2,085,875
       1,605,348          4.00       BB-/Ba2   Vantage Pipeline US LP, Canadian
                                               Term Loan, 8/19/20                            1,620,398
                                                                                       ---------------
                                                                                       $     5,265,811
------------------------------------------------------------------------------------------------------
                                               Coal & Consumable Fuels -- 0.7%
         233,333         18.17         NR/NR   Bumi Resources Tbk PT, Term
                                               Loan, 8/15/13                           $       233,333
       2,500,000          5.50        B+/Ba3   Foresight Energy LLC, Term Loan,
                                               8/19/20                                       2,509,375
       1,995,000          4.75       BB-/Ba3   Murray Energy Corp., Term Loan,
                                               5/20/19                                       1,994,501
       1,303,558          6.75          B/B3   Walter Energy, Inc., B Term Loan,
                                               2/3/18                                        1,280,281
                                                                                       ---------------
                                                                                       $     6,017,490
                                                                                       ---------------
                                               Total Energy                            $    37,884,236
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

28 Pioneer Floating Rate Fund | Annual Report | 10/31/13

------------------------------------------------------------------------------------------------------
                   Floating      S&P/Moody's
Principal          Rate (b)      Ratings
Amount ($)         (unaudited)   (unaudited)                                           Value
------------------------------------------------------------------------------------------------------
                                               MATERIALS -- 8.1%
                                               Commodity Chemicals -- 0.5%
       1,761,647          4.25        BB-/B1   Taminco Global Chemical Corp.,
                                               Tranche B-2 Dollar Term Loan,
                                               2/15/19                                 $     1,774,859
       2,459,479          4.50        NR/Ba2   Tronox, Inc., New Term Loan,
                                               1/24/17                                       2,483,151
                                                                                       ---------------
                                                                                       $     4,258,010
------------------------------------------------------------------------------------------------------
                                               Diversified Chemicals -- 1.7%
       3,435,306          4.75         B+/B1   DuPont Performance Coatings, Inc.,
                                               Initial Term B Loan, 2/1/20             $     3,475,564
       3,120,340          3.50      BBB-/Ba1   Eagle Spinco, Inc., Term Loan,
                                               1/28/17                                       3,140,492
         463,221          5.02          B/B1   General Chemical Holding Co., New
                                               Tranche B Term Loan, 3/9/18                     468,432
         997,475          0.00        BB-/B1   Ineos Group Holdings, Ltd., Cash
                                               Dollar Term Loan, 5/4/18                      1,001,994
       1,785,000          4.25         NR/B1   OXEA Sarl, Tranche B-2 Term Loan
                                               (First Lien), 12/6/19                         1,791,694
         750,000          5.50          B/B1   Royal Adhesives & Sealants LLC,
                                               Term B Loan (First Lien), 7/26/18               758,438
       2,244,375          3.75        BB/Ba3   Tata Chemicals North America, Inc.,
                                               Term Loan, 8/8/20                             2,248,583
       1,489,787          5.00         B+/B2   Univar, Term B Loan, 2/14/17                  1,467,906
                                                                                       ---------------
                                                                                       $    14,353,103
------------------------------------------------------------------------------------------------------
                                               Specialty Chemicals -- 1.8%
       2,551,462          2.75         NR/NR   Chemtura Corp., Term Loan,
                                               8/27/16                                 $     2,570,598
       1,873,125          4.50        B+/Ba3   AI Chem & Cy SCA, Tranche B-1
                                               Term Loan, 9/12/19                            1,888,344
         971,875          4.50        B+/Ba3   AI Chem & Cy SCA, Tranche B-2
                                               Term Loan, 9/12/19                              979,771
         868,631          2.72      BB+/Ba2    Huntsman International LLC, Extended
                                               Term B Loan, 4/19/17                            869,868
       2,743,125          4.00        BB-/B1   MacDermid, Inc., Tranche B Term
                                               Loan (First Lien), 6/6/20                     2,755,469
       2,044,687          4.25         B+/NR   OMNOVA Solutions, Inc., Term B-1
                                               Loan, 5/31/17                                 2,060,022
       3,574,492          4.50         B+/B2   PQ Corp., 2013 Term Loan, 8/7/17              3,604,811
                                                                                       ---------------
                                                                                       $    14,728,883
------------------------------------------------------------------------------------------------------
                                               Construction Materials -- 0.1%
         487,920          4.25         B/Ba3   CeramTec Acquisition Corp., Dollar
                                               Term B-3 Loan, 8/30/20                  $       490,664
         157,952          4.25         B/Ba3   CeramTec Acquisition Corp., Initial
                                               Dollar Term B-2 Loan, 8/30/20                   158,841
                                                                                       ---------------
                                                                                       $       649,505
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                        Pioneer Floating Rate Fund | Annual Report | 10/31/13 29

------------------------------------------------------------------------------------------------------
                   Floating      S&P/Moody's
Principal          Rate (b)      Ratings
Amount ($)         (unaudited)   (unaudited)                                           Value
------------------------------------------------------------------------------------------------------
                                               Metal & Glass Containers -- 0.8%
       2,983,236          4.50          B/B1   BWAY Holding Co., Initial Term
                                               Loan, 8/31/17                           $     3,006,854
       2,693,250          3.75        NR/Ba3   Pact Group Pty, Ltd., Term Loan,
                                               5/22/20                                       2,678,100
       1,342,169          4.25          B/B1   Tank Holdings Corp., Initial Term
                                               Loan, 6/8/19                                  1,340,491
                                                                                       ---------------
                                                                                       $     7,025,445
------------------------------------------------------------------------------------------------------
                                               Paper Packaging -- 0.5%
       1,179,900          7.50         B+/B2   Caraustar Industries, Inc., Term
                                               Loan, 4/25/19                           $     1,204,481
       1,243,639          5.00          B/B2   Exopack Holding Corp., Term B
                                               Loan, 5/6/17                                  1,243,639
       1,581,638          4.00        BB/Ba1   Sealed Air Corp., Term B-1 Facility,
                                               10/3/18                                       1,596,071
                                                                                       ---------------
                                                                                       $     4,044,191
------------------------------------------------------------------------------------------------------
                                               Aluminum -- 0.5%
         696,999          6.00         NR/B1   Constellium Holdco BV, Initial Dollar
                                               Term Loan, 3/1/20                       $       716,166
         270,875          5.75          B/B1   Noranda Aluminum Holding Corp.,
                                               Term B Loan, 2/17/19                            249,882
       1,458,773          3.75       BB-/Ba2   Novelis, Inc. Georgia, Initial Term
                                               Loan, 3/10/17                                 1,467,890
       2,100,000          0.00         NR/B2   TurboCombustor Technology, Inc.,
                                               10/18/20                                      2,092,136
                                                                                       ---------------
                                                                                       $     4,526,074
------------------------------------------------------------------------------------------------------
                                               Diversified Metals & Mining -- 0.9%
       4,218,829          5.25       BB+/Ba1   Fortescue Metals Group, Ltd., Term
                                               Loan, 9/18/17                           $     4,235,848
       3,030,206          4.00        BB-/B1   US Silica Co., Term Loan, 5/31/20             3,041,569
                                                                                       ---------------
                                                                                       $     7,277,417
------------------------------------------------------------------------------------------------------
                                               Steel -- 0.6%
       1,740,000          3.50        BB+/B1   ABC Supply, Inc., Term B Loan,
                                               4/5/20                                  $     1,744,954
         990,000          8.75          B/B1   Essar Steel Algoma, Inc., Term
                                               Loan, 9/12/14                                 1,007,325
       1,751,833          4.75        BB-/B2   JMC Steel Group, Inc., Term
                                               Loan, 2/15/17                                 1,762,213
         352,015          4.00       BB+/Ba1   SunCoke Energy, Inc., Tranche B
                                               Term Loan, 7/21/18                              351,346
                                                                                       ---------------
                                                                                       $     4,865,838
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

30 Pioneer Floating Rate Fund | Annual Report | 10/31/13

------------------------------------------------------------------------------------------------------
                   Floating      S&P/Moody's
Principal          Rate (b)      Ratings
Amount ($)         (unaudited)   (unaudited)                                           Value
------------------------------------------------------------------------------------------------------
                                               Paper Products -- 0.7%
       3,491,250          5.75        B+/Ba3   Appvion, Inc., Term
                                               Commitment, 6/4/19                      $     3,530,527
         510,000          0.00          B/B1   Exopack LLC, 4/14/19                            517,015
       1,754,631          4.50         NR/NR   Ranpak Corp., USD Term
                                               Loan, 4/10/19                                 1,767,790
                                                                                       ---------------
                                                                                       $     5,815,332
                                                                                       ---------------
                                               Total Materials                         $    67,543,798
------------------------------------------------------------------------------------------------------
                                               CAPITAL GOODS -- 9.1%
                                               Aerospace & Defense -- 3.3%
       2,731,862          4.00         B+/B1   Accudyne Industries Borrower,
                                               Refinancing Term Loan, 12/13/19         $     2,733,002
       1,750,000          0.00       BBB-/NR   Alliant Techsystems, Inc., 10/22/20           1,760,202
       2,352,274          6.25         B-/B2   DAE Aviation Holdings, Inc.,
                                               Tranche B-1 Loan, 10/18/18                    2,371,386
       1,066,366          6.25          B/B2   DAE Aviation Holdings, Inc.,
                                               Tranche B-2 Loan, 10/18/18                    1,075,030
       2,779,267          3.75      BBB-/Ba2   DigitalGlobe, Inc., Term Loan, 1/25/20        2,798,352
       3,108,539          6.31        BB-/WR   DynCorp International, Inc., Term
                                               Loan, 7/7/16                                  3,137,035
       1,169,408          6.52         BB/B1   Hunter Defense Technologies, Inc.,
                                               Series 1 New Term Loan, 8/22/14               1,116,785
         615,569          3.52          B/B3   Hunter Defense Technologies, Inc.,
                                               Term Loan, 8/22/14                              592,485
         370,424          6.50         NR/NR   PRV Aerospace LLC, Term Loan,
                                               5/9/18                                          372,045
       1,637,625          5.25          B/B1   Sequa Corp., Initial Term Loan,
                                               5/29/17                                       1,653,746
       1,945,225          5.50         B+/B1   SI Organization, Inc., New Tranche B
                                               Term Loan, 11/22/16                           1,940,362
       1,240,601          3.75      BBB-/Ba1   Spirit Aerosystems, Inc., Term B
                                               Loan, 3/27/19                                 1,250,939
       2,579,304          4.50        BB-/B1   Tasc, Inc., New Tranche B Term Loan,
                                               4/25/15                                       2,479,356
       2,294,221          3.75         B/Ba3   TransDigm, Inc., Tranche C Term Loan,
                                               2/28/20                                       2,300,347
       1,827,500          0.00          B/B1   WPP Plc, 1st Lien Term Loan,
                                               12/21/19                                      1,833,591
                                                                                       ---------------
                                                                                       $    27,414,663
------------------------------------------------------------------------------------------------------
                                               Building Products -- 1.6%
       2,700,000          5.50          B/B2   Armacell International GmbH, Term
                                               Loan B (First Lien), 6/27/20            $     2,706,750
       2,513,497          3.50        BB-/B1   Armstrong World Industries, Inc.,
                                               Term Loan B, 2/26/20                          2,523,315
       1,994,966          4.25        BB-/B2   NCI Building Systems, Inc., Tranche B
                                               Term Loan, 6/4/19                             2,001,200

The accompanying notes are an integral part of these financial statements.

                        Pioneer Floating Rate Fund | Annual Report | 10/31/13 31

------------------------------------------------------------------------------------------------------
                   Floating      S&P/Moody's
Principal          Rate (b)      Ratings
Amount ($)         (unaudited)  (unaudited)                                            Value
------------------------------------------------------------------------------------------------------
                                               Building Products -- (continued)
       2,910,000          0.00         B+/B1   Quikrete Co, Inc., Term Loan,
                                               9/19/20                                 $     2,927,678
       1,235,659          5.00         B+/B1   Summit Materials LLC, Term B
                                               Loan, 1/30/19                                 1,241,838
       1,736,875          4.25         B+/B1   Unifrax Corp., New Term B Loan,
                                               12/31/19                                      1,744,682
                                                                                       ---------------
                                                                                       $    13,145,463
------------------------------------------------------------------------------------------------------
                                               Construction & Engineering -- 0.4%
       2,900,000          6.75         B+/B2   International Equipment Solutions
                                               LLC, Initial Loan, 7/25/19              $     2,883,688
------------------------------------------------------------------------------------------------------
                                               Electrical Components &
                                               Equipment -- 0.3%
         493,750          7.00         NR/NR   Pelican Products, Inc., Term Loan
                                               (First Lien), 8/15/18                   $       495,602
       2,079,000          6.00        B+/Ba2   WireCo WorldGroup, Inc., Term
                                               Loan, 4/13/17                                 2,091,994
                                                                                       ---------------
                                                                                       $     2,587,596
------------------------------------------------------------------------------------------------------
                                               Industrial Conglomerates -- 0.8%
       1,604,128          4.25         B/Ba3   Faenza GmbH, Initial Dollar Term
                                               B-1 Loan, 7/30/20                       $     1,613,151
       2,090,747          4.25          B/B1   Milacron LLC, Term Loan, 3/12/20              2,091,619
       3,136,370          5.00         B+/B2   Pro Mach, Inc., Term Loan, 7/16/17            3,157,932
                                                                                       ---------------
                                                                                       $     6,862,702
------------------------------------------------------------------------------------------------------
                                               Construction & Farm Machinery
                                               & Heavy Trucks -- 0.5%
         585,000          5.75         B/Ba3   Navistar International Corp.,
                                               Tranche B Term Loan, 7/31/17            $       595,694
       1,742,929          4.50       BB+/Ba1   Terex Corp., New US Term Loan,
                                               4/28/17                                       1,752,733
         355,492          4.25        BB/Ba2   The Manitowoc Co., Inc., Term B
                                               Loan, 10/11/17                                  356,600
       1,811,140          4.50         B+/B2   Waupaca Foundry, Inc., Term
                                               Loan, 6/29/17                                 1,820,196
                                                                                       ---------------
                                                                                       $     4,525,223
------------------------------------------------------------------------------------------------------
                                               Industrial Machinery -- 1.8%
       2,646,146          3.25       BB+/Ba2   Colfax Corp., Replacement Term B
                                               Loan, 1/11/19                           $     2,651,107
         793,214          4.75         B+/B2   Edwards Cayman Islands II, Ltd.,
                                               Initial Term Loan (First Lien), 3/5/20          795,693
       3,500,000          4.25          B/B1   Gardner Denver, Inc., Initial Dollar
                                               Term Loan, 7/23/20                            3,505,768
       2,401,830          4.25        NR/Ba3   Schaeffler AG, Facility C (USD),
                                               1/27/17                                       2,420,132

The accompanying notes are an integral part of these financial statements.

32 Pioneer Floating Rate Fund | Annual Report | 10/31/13

------------------------------------------------------------------------------------------------------
                   Floating      S&P/Moody's
Principal          Rate (b)      Ratings
Amount ($)         (unaudited)   (unaudited)                                           Value
------------------------------------------------------------------------------------------------------
                                               Industrial Machinery -- (continued)
       2,025,113          5.50         B+/B1   Transtar Holding Co., Term Loan
                                               (First Lien), 9/13/18                   $     2,035,238
       2,019,938          5.50         B+/B3   Wastequip, Inc., Term Loan, 8/8/19            2,035,087
       1,406,475          6.25       BB-/Ba3   Xerium Technologies, Inc., New
                                               Term Loan, 5/2/19                             1,415,265
                                                                                       ---------------
                                                                                       $    14,858,290
------------------------------------------------------------------------------------------------------
                                               Trading Companies &
                                               Distributors -- 0.4%
         497,500          3.00        BB/Ba1   The Hertz Corp., Tranche B-2 Term
                                               Loan, 3/11/18                           $       498,744
       3,157,835          4.50       BB-/Ba3   WESCO International, Inc.,
                                               Tranche B-1 Loan, 12/4/19                     3,182,308
                                                                                       ---------------
                                                                                       $     3,681,052
                                                                                       ---------------
                                               Total Capital Goods                     $    75,958,677
------------------------------------------------------------------------------------------------------
                                               COMMERCIAL SERVICES &
                                               SUPPLIES -- 4.7%
                                               Commercial Printing -- 0.4%
       1,229,261          6.25        B+/Ba3   Cenveo Corp., Term B Loan, 4/4/20       $     1,246,932
       2,150,000          4.25        B+/Ba3   Multi Packaging Solutions, Inc.,
                                               Initial Term Loan, 8/8/20                     2,159,853
                                                                                       ---------------
                                                                                       $     3,406,785
------------------------------------------------------------------------------------------------------
                                               Environmental & Facilities
                                               Services -- 1.2%
         689,500          3.50      BB+/Baa3   Covanta Holding Corp., Term
                                               Loan, 3/1/19                            $       694,097
       1,995,000          3.75         NR/NR   ISS AS, New Term B Loan, 3/26/18              2,001,859
       2,473,582          3.50      BBB-/Ba1   Progressive Waste Solutions, Ltd.,
                                               Term B Loan, 10/31/19                         2,482,858
       1,488,750          6.25         B-/B2   Tervita Corp., Term Loan, 2/11/18             1,492,007
       1,588,198          4.00         B+/B1   Waste Industries USA, Inc., Term B
                                               Loan, 2/23/17                                 1,594,154
       1,997,049          4.00         B+/B1   WCA Waste Corp., Term Loan,
                                               3/23/18                                       2,002,042
                                                                                       ---------------
                                                                                       $    10,267,017
------------------------------------------------------------------------------------------------------
                                               Diversified Support Services -- 0.7%
       1,626,473          0.00         NR/NR   IAP Worldwide Services, Inc., Term
                                               Loan (First Lien), 12/31/15             $       772,575
         502,553          8.00         B-/B2   infoGROUP, Inc., Term B Loan,
                                               5/10/18                                         444,760
         990,358          3.75       BB-/Ba3   KAR Auction Services, Inc., Term
                                               Loan, 4/26/17                                   996,697
       1,638,922          6.25         B-/B1   Language Line Services Holdings,
                                               Inc., Tranche B Term Loan, 5/30/16            1,634,824

The accompanying notes are an integral part of these financial statements.

                        Pioneer Floating Rate Fund | Annual Report | 10/31/13 33

------------------------------------------------------------------------------------------------------
                   Floating      S&P/Moody's
Principal          Rate (b)      Ratings
Amount ($)         (unaudited)   (unaudited)                                           Value
------------------------------------------------------------------------------------------------------
                                               Diversified Support
                                               Services -- (continued)
       1,750,000          0.00        B+/Ba3   TMS International Corp., Term
                                               Loan, 10/4/20                           $     1,756,562
         114,935         15.00         NR/NR   Velo Holdings, Inc., Term Loan,
                                               12/3/17                                         116,085
                                                                                       ---------------
                                                                                       $     5,721,503
------------------------------------------------------------------------------------------------------
                                               Security & Alarm Services -- 1.4%
       1,664,639          5.25        B+/Ba3   Allied Security Holdings LLC, Term
                                               Loan (First Lien), 1/21/17              $     1,675,737
       2,284,855          5.75        BB/Ba1   Garda World Security Corp., Term B
                                               Loan, 10/24/19                                2,291,995
       3,383,885          4.25         B/Ba3   Monitronics International, Inc.,
                                               Term B Loan, 3/23/18                          3,416,313
       2,337,812          4.25         B+/B1   Protection One, Inc., Term Loan
                                               (2012), 3/20/19                               2,343,656
       2,349,098          3.25        BB/Ba3   The Geo Group, Inc., Term Loan,
                                               3/28/20                                       2,346,161
                                                                                       ---------------
                                                                                       $    12,073,862
------------------------------------------------------------------------------------------------------
                                               Human Resource & Employment
                                               Services -- 0.3%
       2,299,372          3.50       BB-/Ba2   On Assignment, Inc., Initial Term B
                                               Loan, 5/16/20                           $     2,298,413
------------------------------------------------------------------------------------------------------
                                               Research & Consulting
                                               Services -- 0.7%
       3,291,750          5.25         NR/B1   Sourcehov LLC, Term Loan,
                                               4/30/18                                 $     3,318,495
       2,715,251          5.00       BB-/Ba3   Wyle Services Corp., Term Loan
                                               (First Lien), 3/31/17                         2,705,633
                                                                                       ---------------
                                                                                       $     6,024,128
                                                                                       ---------------
                                               Total Commercial Services
                                               & Supplies                              $    39,791,708
------------------------------------------------------------------------------------------------------
                                               TRANSPORTATION -- 3.3%
                                               Air Freight & Logistics -- 0.5%
         496,250          6.50          B/B2   Air Medical Group Holdings, Inc.,
                                               B-1 Term Loan, 5/29/18                  $       504,314
         731,882          5.25       CCC+/B2   CEVA Group Plc, Dollar Tranche B
                                               Pre-Funded Term Loan, 8/31/16                   705,808
         301,545          5.24       CCC+/NR   CEVA Group Plc, EGL Tranche B Term
                                               Loan, 8/31/16                                   293,177
       1,033,502          5.21       CCC+/B2   CEVA Group Plc, US Tranche B Term
                                               Loan, 8/31/16                                 1,007,018
       1,720,688          6.75         B-/B2   Ozburn-Hessey Holding Co LLC, Term
                                               Loan, 5/7/19                                  1,727,140
                                                                                       ---------------
                                                                                       $     4,237,457
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

34 Pioneer Floating Rate Fund | Annual Report | 10/31/13

------------------------------------------------------------------------------------------------------
                   Floating      S&P/Moody's
Principal          Rate (b)      Ratings
Amount ($)         (unaudited)   (unaudited)                                           Value
------------------------------------------------------------------------------------------------------
                                               Airlines -- 1.9%
       1,600,000          5.50         B+/B2   Air Canada, Term Loan, 9/20/19          $     1,613,333
       1,609,727          5.75       BB-/Ba3   Allegiant Travel Co., Term Loan,
                                               2/17/17                                       1,623,813
       4,029,900          4.75         NR/WR   American Airlines, Inc., Class B
                                               Term Loan, 6/21/19                            4,062,643
       1,860,338          3.25       BB-/Ba3   Atlantic Aviation FBO, Inc., Term
                                               Loan (2013), 5/16/20                          1,860,338
         744,375          4.00       BB-/Ba1   Delta Air Lines, Inc., New Term B-1
                                               Loan, 10/18/18                                  748,767
       1,759,500          4.25        BB/Ba1   Delta Air Lines, Inc., Term Loan,
                                               3/29/17                                       1,770,812
       1,741,250          4.00       BB-/Ba2   United Air Lines, Inc., Class B Term
                                               Loan, 3/12/19                                 1,754,092
         908,036          4.25        BB-/B2   US Airways, Inc., Tranche B1 Term
                                               Loan, 5/7/19                                    910,793
       1,513,393          3.50        BB-/B2   US Airways, Inc., Tranche B2 Term
                                               Loan, 11/7/16                                 1,520,960
                                                                                       ---------------
                                                                                       $    15,865,551
------------------------------------------------------------------------------------------------------
                                               Marine -- 0.3%
       2,085,000          0.00        BB/Ba3   Navios Maritime Partners LP, Term
                                               Loan, 6/27/18                           $     2,120,841
------------------------------------------------------------------------------------------------------
                                               Trucking -- 0.3%
       1,155,786          4.00        BB/Ba2   Swift Transportation Co. LLC,
                                               Tranche B-2 Term Loan (2013),
                                               12/21/17                                $     1,165,322
       1,700,000          5.25         B/Ba3   Syncreon Group B.V., Term Loan,
                                               9/26/20                                       1,683,000
                                                                                       ---------------
                                                                                       $     2,848,322
------------------------------------------------------------------------------------------------------
                                               Marine Ports & Services -- 0.3%
       2,344,125          4.50          B/B3   Lineage Logistics LLC, Term
                                               Loan, 4/25/19                           $     2,345,102
                                                                                       ---------------
                                               Total Transportation                    $    27,417,273
------------------------------------------------------------------------------------------------------
                                               AUTOMOBILES &
                                               COMPONENTS -- 3.0%
                                               Auto Parts & Equipment -- 2.7%
       1,995,000          4.75          B/B2   Affinia Group, Inc., Tranche B-2 Term
                                               Loan, 4/12/20                           $     2,017,444
         400,517          3.18       BB-/Ba3   Allison Transmission, Inc., New Term
                                               B-2 Loan, 8/7/17                                402,519
       1,931,183          3.75        B+/Ba3   Allison Transmission, Inc., Term B-3
                                               Loan, 8/23/19                                 1,947,176
         773,866          2.12          B/B1   Federal-Mogul Corp., Tranche B Term
                                               Loan, 12/29/14                                  767,233

The accompanying notes are an integral part of these financial statements.

                        Pioneer Floating Rate Fund | Annual Report | 10/31/13 35

------------------------------------------------------------------------------------------------------
                   Floating      S&P/Moody's
Principal          Rate (b)      Ratings
Amount ($)         (unaudited)   (unaudited)                                           Value
------------------------------------------------------------------------------------------------------
                                               Auto Parts &
                                               Equipment -- (continued)
         456,626          2.12          B/B1   Federal-Mogul Corp., Tranche C Term
                                               Loan, 12/28/15                          $       452,712
       2,889,352          5.00         B+/B2   HHI Holdings LLC, Additional Term
                                               Loan, 10/5/18                                 2,918,245
       4,116,928          5.00         B+/B1   Metaldyne Corp., USD Term Loan,
                                               12/19/18                                      4,149,522
       1,939,074          4.25         B+/B1   Remy International, Inc., Term B
                                               Loan 2013, 2/28/20                            1,953,618
       1,260,577          5.50         NR/NR   TI Group Automotive Systems LLC,
                                               Additional Term Loan, 3/27/19                 1,275,941
       1,382,633          3.75        BB/Ba2   Tomkins LLC, Term B-2 Loan, 9/29/16           1,389,201
       3,606,898          4.75         B+/B1   Tower Automotive Holdings USA LLC,
                                               Refinancing Term Loan (First Lien),
                                               4/23/20                                       3,658,747
       1,872,711          5.50         B/Ba2   UCI International, Inc., Term Loan,
                                               7/4/17                                        1,884,415
                                                                                       ---------------
                                                                                       $    22,816,773
------------------------------------------------------------------------------------------------------
                                               Tires & Rubber -- 0.3%
       2,175,000          4.75        BB/Ba1   The Goodyear Tire & Rubber Co.,
                                               Term Loan (Second Lien), 3/27/19        $     2,198,790
                                                                                       ---------------
                                               Total Automobiles & Components          $    25,015,563
------------------------------------------------------------------------------------------------------
                                               CONSUMER DURABLES &
                                               APPAREL -- 2.5%
                                               Home Furnishings -- 0.5%
       2,445,531          5.00         B+/B1   AOT Bedding Super Holdings LLC,
                                               Term Loan, 8/29/19                      $     2,466,930
       1,486,717          3.50        BB/Ba3   Tempur Sealy International, Inc.,
                                               3/18/20                                       1,486,097
                                                                                       ---------------
                                                                                       $     3,953,027
------------------------------------------------------------------------------------------------------
                                               Homebuilding -- 0.1%
         500,000          0.00        BBB/NR   Allegion US Holding Co, Inc.,
                                               12/26/20                                $       501,250
------------------------------------------------------------------------------------------------------
                                               Housewares & Specialties -- 0.9%
       1,120,000          2.92      BBB-/Ba1   Jarden Corp., Tranche B1 Term
                                               Loan, 9/18/20                           $     1,122,567
       2,299,083          3.78       BB-/Ba3   Prestige Brands, Inc., Term B-1
                                               Loan, 1/31/19                                 2,318,002
       2,581,255          4.75         B+/B1   Reynolds Group Holdings, Ltd., U.S.
                                               Term Loan, 9/21/18                            2,605,294
       1,591,501          5.50         B+/B1   World Kitchen LLC, U.S. Term Loan,
                                               2/13/19                                       1,600,453
                                                                                       ---------------
                                                                                       $     7,646,316
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

36 Pioneer Floating Rate Fund | Annual Report | 10/31/13

------------------------------------------------------------------------------------------------------
                   Floating      S&P/Moody's
Principal          Rate (b)      Ratings
Amount ($)         (unaudited)   (unaudited)                                           Value
------------------------------------------------------------------------------------------------------
                                               Leisure Products -- 0.3%
       2,028,857          4.00         B+/B1   Bombardier Recreational Products,
                                               Inc., Term B Loan, 7/17/19              $     2,039,001
         487,160          5.25          B/B2   Leslie's Poolmart, Tranche B Term
                                               Loan, 10/1/19                                   490,083
                                                                                       ---------------
                                                                                       $     2,529,084
------------------------------------------------------------------------------------------------------
                                               Apparel, Accessories & Luxury
                                               Goods -- 0.5%
       2,917,600          3.25     BBB-/Ba1    PVH Corp., Tranche B Term Loan,
                                               12/19/19                                $     2,931,047
       1,606,822          5.75         B/B2    Renfro Corp., Tranche B Term
                                               Loan, 1/23/19                                 1,604,814
                                                                                       ---------------
                                                                                       $     4,535,861
------------------------------------------------------------------------------------------------------
                                               Textiles -- 0.2%
       2,060,944          5.75         B/Ba3   Kloeckner Pentaplast SA, Term B-1
                                               Loan, 12/14/16                          $     2,073,825
                                                                                       ---------------
                                               Total Consumer Durables & Apparel       $    21,239,363
------------------------------------------------------------------------------------------------------
                                               CONSUMER SERVICES -- 7.1%
                                               Casinos & Gaming -- 1.5%
       2,000,000          4.00       BB-/Ba3   Boyd Gaming Corp., Term B Loan,
                                               8/8/20                                  $     2,004,250
         120,313          9.50         B-/B3   Caesars Entertainment Operating
                                               Co., Inc., Term B-4 Loan, 10/31/16              120,519
         930,000          5.49         B-/B3   Caesars Entertainment Operating
                                               Co., Inc., Term B-6 Loan, 1/28/18               875,233
          35,094          2.67      BBB-/Ba2   Las Vegas Sands Corp., Delayed
                                               Draw I Term Loan (Extending),
                                               11/23/16                                         35,105
         833,607          2.67      BBB-/Ba2   Las Vegas Sands Corp., Delayed
                                               Draw II Term Loan (Extending),
                                               11/23/16                                        833,998
         174,608          2.67      BBB-/Ba2   Las Vegas Sands Corp., Tranche B
                                               Term Loan (Extending), 11/23/16                 174,690
       2,981,231          3.50        BB/Ba2   MGM Resorts International, Term B
                                               Loan, 12/13/19                                2,985,268
       2,000,000          0.00       BB+/Ba1   Penn National Gaming, Inc.,
                                               10/25/20                                      2,007,500
         798,000          3.75       BB+/Ba2   Pinnacle Entertainment, Inc.,
                                               Tranche B-2 Term Loan, 8/5/20                   799,662
       2,750,250          3.00     BBB-/Baa3   Seminole Tribe of Florida, Inc.,
                                               Initial Term Loan, 4/11/20                    2,755,979
                                                                                       ---------------
                                                                                       $    12,592,204
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                        Pioneer Floating Rate Fund | Annual Report | 10/31/13 37

------------------------------------------------------------------------------------------------------
                   Floating      S&P/Moody's
Principal          Rate (b)      Ratings
Amount ($)         (unaudited)   (unaudited)                                           Value
------------------------------------------------------------------------------------------------------
                                               Hotels, Resorts & Cruise
                                               Lines -- 1.4%
       2,800,000          4.25        BB-/B1   Four Seasons Hotels, Inc., Term
                                               Loan (First Lien), 6/24/20              $     2,831,500
       2,394,000          4.50        BB-/B3   Great Wolf Resorts, Inc., Term B
                                               Loan, 7/31/20                                 2,403,351
       1,500,000          4.00        BB/Ba3   Hilton Worldwide, Inc., Initial Term
                                               Loan, 9/23/20                                 1,510,407
       1,700,000          4.50          B/B1   Sabre, Inc., Incremental Term Loan,
                                               2/19/19                                       1,704,240
       1,074,117          5.25          B/B1   Sabre, Inc., Term B Loan, 2/1/19              1,085,817
       1,681,250          4.75       BB-/Ba2   Seven Seas Cruises S de RL LLC,
                                               Term B-1 Loan, 12/21/18                       1,700,164
                                                                                       ---------------
                                                                                       $    11,235,479
------------------------------------------------------------------------------------------------------
                                               Leisure Facilities -- 0.8%
       1,545,281          3.25       BB+/Ba1   Cedar Fair LP, U.S. Term Facility,
                                               2/20/20                                 $     1,551,353
       2,802,975          3.00       BB-/Ba3   SeaWorld Parks & Entertainment,
                                               Inc., Term B-2 Loan, 5/13/20                  2,783,996
       2,457,813          4.00       BB+/Ba2   Six Flags Entertainment Corp.,
                                               Tranche B Term Loan, 11/23/18                 2,476,458
                                                                                       ---------------
                                                                                       $     6,811,807
------------------------------------------------------------------------------------------------------
                                               Restaurants -- 2.1%
       2,622,555          3.75        BB/Ba3   Burger King Corp., Tranche B Term
                                               Loan (2012), 9/28/19                    $     2,634,244
       2,038,767          3.75       BB-/Ba2   DineEquity, Inc., Term B-2 Loan,
                                               10/19/17                                      2,054,786
       2,872,099          3.75         B+/B2   Dunkin' Brands, Inc., Term B-3 Loan,
                                               2/28/20                                       2,885,463
       2,300,238          4.75       BB-/Ba3   Landry's, Inc., B Term Loan, 3/22/18          2,321,325
       1,929,833          4.50        NR/Ba3   NPC Restaurant Holdings LLC, Term
                                               Loan, 12/28/18                                1,949,132
       2,486,775          5.25         B/Ba3   PF Chang's China Bistro, Inc., Term
                                               Borrowing, 5/15/19                            2,510,089
       3,370,449          3.25        BB-/B1   Wendy's International, Inc., Term B
                                               Loan, 5/15/19                                 3,381,508
                                                                                       ---------------
                                                                                       $    17,736,547
------------------------------------------------------------------------------------------------------
                                               Education Services -- 0.8%
       1,966,397          4.00         B+/B1   Bright Horizons Family Solutions, Inc.,
                                               Term B Loan, 1/14/20                    $     1,979,178
       3,241,044          5.00          B/NR   Laureate Education, Inc., New
                                               Series 2018 Extended Term Loan,
                                               6/16/18                                       3,266,703

The accompanying notes are an integral part of these financial statements.

38 Pioneer Floating Rate Fund | Annual Report | 10/31/13

------------------------------------------------------------------------------------------------------
                   Floating      S&P/Moody's
Principal          Rate (b)      Ratings
Amount ($)         (unaudited)   (unaudited)                                           Value
------------------------------------------------------------------------------------------------------
                                               Education Services -- (continued)
       1,243,750          9.00         NR/B2   McGraw-Hill Global Education
                                               Holdings LLC, Term B Loan, 3/4/19       $     1,266,682
                                                                                       ---------------
                                                                                       $     6,512,563
------------------------------------------------------------------------------------------------------
                                               Specialized Consumer
                                               Services -- 0.5%
       4,776,000          3.75        BB/Ba2   Weight Watchers International, Inc.,
                                               Initial Tranche B-2 Term Loan, 4/2/20   $     4,394,665
                                                                                       ---------------
                                               Total Consumer Services                 $    59,283,265
------------------------------------------------------------------------------------------------------
                                               MEDIA -- 7.8%
                                               Advertising -- 1.1%
       3,089,120          4.25         B+/B1   Advantage Sales & Marketing LLC,
                                               2013 Term Loan (First Lien),
                                               12/17/17                                $     3,106,978
       2,650,934          6.50         B-/B2   Affinion Group, Inc., Tranche B Term
                                               Loan, 10/9/16                                 2,626,081
       1,786,500          4.50          B/B1   Crossmark Holdings, Inc., Term Loan
                                               (First Lien), 1/31/20                         1,779,801
       1,809,277          4.75          B/B2   Getty Images, Inc., Initial Term Loan,
                                               9/17/19                                       1,594,991
          36,635          4.00      BB+/Baa3   Lamar Advertising Co., Term B Loan,
                                               10/1/16                                          36,718
                                                                                       ---------------
                                                                                       $     9,144,569
------------------------------------------------------------------------------------------------------
                                               Broadcasting -- 2.7%
       2,194,500          2.67     BBB-/Baa3   CSC Holdings LLC, Term B Loan,
                                               4/17/20                                 $     2,179,002
       2,238,275          5.02       BB-/Ba3   Entercom Communications Corp.,
                                               Term B-1 Loan, 11/7/18                        2,255,527
       2,706,241          5.50          B/B2   Fox Acquisition Sub LLC, Initial Term
                                               Loan, 7/1/17                                  2,721,464
         454,402          4.75        BB/Ba3   Gray Television, Inc., Initial Term Loan,
                                               10/11/19                                        457,242
       2,306,474          4.50         B+/B1   Hubbard Broadcasting, Inc.,
                                               Tranche 1 Term Loan, 3/24/17                  2,323,772
       2,829,247          4.75          B/B1   NEP Broadcasting LLC, Refinanced
                                               New Term Loan (First Lien), 1/3/20            2,849,052
       1,500,000          3.25        BB-/B1   Quebecor Media, Inc., Facility B-1
                                               Tranche, 8/1/20                               1,485,626
       2,696,396          4.50          B/B2   Salem Communications Corp., Term
                                               Loan, 3/15/20                                 2,712,103
         727,961          3.00        NR/Ba1   Sinclair Broadcast Group, Inc., New
                                               Tranche B Term Loan, 10/29/16                   719,917

The accompanying notes are an integral part of these financial statements.

                        Pioneer Floating Rate Fund | Annual Report | 10/31/13 39

------------------------------------------------------------------------------------------------------
                   Floating      S&P/Moody's
Principal          Rate (b)      Ratings
Amount ($)         (unaudited)   (unaudited)                                           Value
------------------------------------------------------------------------------------------------------
                                               Broadcasting -- (continued)
       2,502,725          3.50       BB-/Ba3   Telesat Canada, U.S. Term B Loan,
                                               3/28/19                                 $     2,512,110
         243,950          3.50        B+/Ba3   TWCC Holding Corp., Term Loan,
                                               2/11/17                                         245,104
       1,159,183          4.50         B+/B2   Univision Communications, Inc.,
                                               2013 Converted Extended First-Lien
                                               Term Loan, 2/22/20                            1,164,798
         746,250          4.00         B+/B2   Univision Communications, Inc.,
                                               2013 Incremental Term Loan,
                                               3/1/20                                          746,316
         497,500          4.50         B+/B2   Univision Communications, Inc.,
                                               2013 New First-Lien Term Loan,
                                               3/1/20                                          500,032
                                                                                       ---------------
                                                                                       $    22,872,065
------------------------------------------------------------------------------------------------------
                                               Cable & Satellite -- 1.7%
       2,575,937          3.50       BB-/Ba2   Cequel Communications Holdings I
                                               LLC, Term Loan, 1/31/19                 $     2,581,733
       4,887,750          3.00      BB+/Baa3   Charter Communications Operating
                                               LLC, Term F Loan, 1/1/21                      4,849,056
       1,732,500          4.00       BB-/Ba3   MCC Georgia LLC, Tranche G Term
                                               Loan, 2/8/20                                  1,735,735
         478,800          3.25       BB-/Ba3   MCC Georgia LLC, Tranche H Term
                                               Loan, 5/23/21                                   477,304
       2,750,000          3.50        NR/Ba3   Virgin Media Investment Holdings,
                                               Ltd., New Term B Loan, 2/6/20                2,751,908
       1,678,449          4.75          B/B1   WideOpenWest Finance LLC, Term B
                                               Loan, 3/27/19                                 1,693,451
                                                                                       ---------------
                                                                                       $    14,089,187
------------------------------------------------------------------------------------------------------
                                               Movies & Entertainment -- 1.5%
       1,674,402          3.50       BB-/Ba2   AMC Entertainment, Inc., Initial Term
                                               Loan, 4/30/20                           $     1,676,495
         576,575          3.75       NR/Baa3   Cinedigm Digital Funding I LLC, Term
                                               Loan, 3/31/16                                   578,737
       1,496,250          4.00         B+/B1   Hoyts Cinemas Group, Term B Loan, 5
                                               /29/20                                        1,499,055
       1,259,644          3.50        BB/Ba3   Live Nation Entertainment, Inc.,
                                               Term B-1 Loan, 8/16/20                        1,262,793
         221,863          6.75         NR/NR   LodgeNet Interactive Corp., Loan, 3
                                               /28/18                                          106,494
       2,628,048          3.50       BB-/Ba2   Rovi Solutions Corp., 3/29/19                 2,619,015
       1,995,000          3.50       BB+/Ba1   Seminole Hard Rock Entertainment,
                                               Inc., New Term Loan B, 4/29/20                2,001,234
       3,175,000          3.75       BB-/Ba3   WMG Acquisition Corp., Tranche B
                                               Refinancing Term Loan, 7/3/20                 3,177,480
                                                                                       ---------------
                                                                                       $    12,921,303
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

40 Pioneer Floating Rate Fund | Annual Report | 10/31/13

------------------------------------------------------------------------------------------------------
                   Floating      S&P/Moody's
Principal          Rate (b)      Ratings
Amount ($)         (unaudited)   (unaudited)                                           Value
------------------------------------------------------------------------------------------------------
                                               Publishing -- 0.8%
       1,745,242          4.75          D/WR   Cengage Learning Acquisitions, Inc.,
                                               Original Term Loan, 7/4/14              $     1,276,936
       2,535,535          3.75        B+/Ba3   Interactive Data Corp., Refinanced
                                               Term Loan, 2/11/18                            2,540,289
       2,391,476          4.25       BB-/Ba3   MTL Publishing LLC, Term B Loan,
                                               11/14/17                                      2,410,410
                                                                                       ---------------
                                                                                       $     6,227,635
                                                                                       ---------------
                                               Total Media                             $    65,254,759
------------------------------------------------------------------------------------------------------
                                               RETAILING -- 2.2%
                                               Distributors -- 0.1%
       1,115,000          4.25         B+/B2   Coinmach Corp., Initial Term Loan
                                               (First Lien), 5/8/19                    $     1,115,465
------------------------------------------------------------------------------------------------------
                                               Department Stores -- 0.2%
       1,700,000          0.00          B/B2   The Neiman Marcus Group, Inc.,
                                               10/18/20                                $     1,713,104
------------------------------------------------------------------------------------------------------
                                               Apparel Retail -- 0.1%
         965,152          4.00          B/B1   J Crew Group, Inc., Term B-1 Loan,
                                               3/7/18                                  $       969,777
------------------------------------------------------------------------------------------------------
                                               Computer & Electronics
                                               Retail -- 0.1%
       1,238,487         12.00          B/B2   Targus Group International, Term
                                               Loan, 5/12/16                           $     1,114,639
------------------------------------------------------------------------------------------------------
                                               Home Improvement Retail -- 0.6%
       3,436,989          4.50          B/B1   Apex Tool Group LLC, Term Loan,
                                               2/1/20                                  $     3,461,811
       1,676,193          4.25         B+/WR   The Hillman Group, Inc., Term Loan,
                                               5/31/16                                       1,690,860
                                                                                       ---------------
                                                                                       $     5,152,671
------------------------------------------------------------------------------------------------------
                                               Specialty Stores -- 0.3%
       1,990,000          3.75       BB-/Ba3   Michaels Stores, Inc., Term B
                                               Loan, 1/16/20                           $     1,999,054
------------------------------------------------------------------------------------------------------
                                               Automotive Retail -- 0.8%
         571,126          3.00        BB/Ba1   Avis Budget Car Rental LLC,
                                               Tranche B Term Loan, 3/15/19            $       571,126
       2,492,700          4.25        BB/Ba1   Chrysler Group LLC, Term Loan B,
                                               5/24/17                                       2,518,485
       1,938,750          6.25         B+/B1   Sequa Automotive Group, Term Loan,
                                               11/1/18                                       1,946,020
       1,736,875          3.75        BB/Ba1   The Hertz Corp., Tranche B1 Term
                                               Loan, 3/11/18                                 1,746,826
                                                                                       ---------------
                                                                                       $     6,782,457
                                                                                       ---------------
                                               Total Retailing                         $    18,847,167
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                        Pioneer Floating Rate Fund | Annual Report | 10/31/13 41

------------------------------------------------------------------------------------------------------
                   Floating      S&P/Moody's
Principal          Rate (b)      Ratings
Amount ($)         (unaudited)   (unaudited)                                           Value
------------------------------------------------------------------------------------------------------
                                               FOOD & STAPLES RETAILING -- 1.6%
                                               Drug Retail -- 0.1%
         997,494          4.00        BB-/B1   Rite Aid Corp., Tranche 6 Term Loan,
                                               2/21/20                                 $     1,003,208
------------------------------------------------------------------------------------------------------
                                               Food Distributors -- 1.0%
       2,091,346          5.75          B/B1   AdvancePierre Foods, Term Loan
                                               (First Lien), 6/17/17                   $     2,107,903
       1,496,250          4.75        BB-/B1   Clearwater Seafoods LP, Term Loan B
                                               2013, 6/26/19                                 1,504,978
       2,493,750          4.75         B+/B1   CSM Bakery Supplies, Term Loan,
                                               5/23/20                                       2,487,516
         850,000          3.25       BB-/Ba3   Pinnacle Foods Finance LLC,
                                               Tranche H Term Loan, 4/29/20                    850,000
       1,778,000          5.00        BB-/B1   Windsor Quality Food Co, Ltd.,
                                               Tranche B Term Loan, 1/11/17                  1,771,332
                                                                                       ---------------
                                                                                       $     8,721,729
------------------------------------------------------------------------------------------------------
                                               Food Retail -- 0.5%
         725,000          0.00         NR/NR   Albertsons LLC, 3/21/19                 $       726,133
       2,972,620          4.75        BB-/NR   Albertsons LLC, Term B-2 Loan,
                                               3/21/19                                       2,983,138
         369,267          5.75         B+/B1   Roundy's Supermarkets, Inc.,
                                               Tranche B Term Loan, 1/24/19                    365,666
                                                                                       ---------------
                                                                                       $     4,074,937
                                                                                       ---------------
                                               Total Food & Staples Retailing          $    13,799,874
------------------------------------------------------------------------------------------------------
                                               FOOD, BEVERAGE & TOBACCO -- 3.0%
                                               Distillers & Vintners -- 0.3%
       2,481,250          2.75        BB+/NR   Constellation Brands, Inc., European
                                               Term B Loan, 4/29/20                    $     2,482,180
------------------------------------------------------------------------------------------------------
                                               Agricultural Products -- 0.4%
       3,065,986          4.50         B/Ba3   Arysta Lifescience SPC LLC, Initial
                                               Term Loan (First Lien), 5/22/20         $     3,086,399
------------------------------------------------------------------------------------------------------
                                               Packaged Foods & Meats -- 2.3%
       1,345,191          4.25         B+/NR   Acosta, Inc., Term B Loan, 9/25/17      $     1,351,637
       3,029,843          4.00          B/B1   Del Monte Foods Co., Initial Term
                                               Loan, 2/3/18                                  3,038,554
       1,550,000          0.00        B-/Ba3   Dole Food Co, Inc., 10/25/18                  1,559,370
       1,094,500          3.75        B+/Ba3   Dole Food Co, Inc., Tranche B Term
                                               Loan, 4/1/20                                  1,097,920
       1,895,250          5.00         B+/B1   GFA Brands, Inc., Term Loan, 7/9/20           1,908,674
         691,265          6.50         NR/NR   Hearthside Food Solutions LLC, Term
                                               Loan A, 5/7/18                                  692,129
       1,995,000          3.50        BB/Ba2   HJ Heinz Co., Term B2 Loan,
                                               3/27/20                                       2,012,335

The accompanying notes are an integral part of these financial statements.

42 Pioneer Floating Rate Fund | Annual Report | 10/31/13

------------------------------------------------------------------------------------------------------
                   Floating      S&P/Moody's
Principal          Rate (b)      Ratings
Amount ($)         (unaudited)   (unaudited)                                           Value
------------------------------------------------------------------------------------------------------
                                               Packaged Foods &
                                               Meats -- (continued)
         500,000          6.75         B-/NR   Hostess Brands, Inc., Term B Loan,
                                               2/25/20                                 $       515,000
       1,985,000          3.75        BB/Ba2   JBS USA LLC, Initial Term Loan,
                                               5/25/18                                       1,994,925
       2,405,622          4.25        B+/Ba3   Michael Foods, Inc., Term B Facility,
                                               2/14/18                                       2,425,921
       3,121,315          3.25       BB-/Ba3   Pinnacle Foods Finance LLC, New
                                               Term Loan G, 4/16/20                          3,121,593
                                                                                       ---------------
                                                                                       $    19,718,058
                                                                                       ---------------
                                               Total Food, Beverage & Tobacco          $    25,286,637
------------------------------------------------------------------------------------------------------
                                               HOUSEHOLD & PERSONAL
                                               PRODUCTS -- 2.3%
                                               Household Products -- 1.6%
       2,350,000          4.75         B+/B1   Berlin Packaging LLC, Term Loan
                                               (First Lien) 2013, 4/3/19               $     2,367,136
       1,500,000          0.00          B/B1   Britax US Holdings, Inc., 10/8/20             1,509,750
       1,217,283          4.50        BB/Ba3   Spectrum Brands Holdings, Inc.,
                                               Initial U.S. Term Loan, 10/9/19               1,223,751
       2,020,000          3.50        BB/Ba3   Spectrum Brands Holdings, Inc.,
                                               Tranche C Term Loan, 8/13/19                  2,027,785
       1,766,698          4.00        BB-/B1   SRAM Corp., Term Loan (First Lien),
                                               5/12/18                                       1,760,073
       1,492,500          5.50         B-/B1   The Sun Products Corp., Tranche B
                                               Term Loan, 3/6/20                             1,441,506
          26,284          5.25         B-/B2   Wash Multifamily Laundry Systems,
                                               U.S. Term Loan, 1/22/19                          26,415
       1,913,445          4.53          B/B1   WNA Holdings, Inc., USD Term Loan
                                               (Canadian Borrower Portion), 6/7/20           1,928,992
       1,039,402          4.53          B/B1   WNA Holdings, Inc., USD Term Loan
                                               (U.S. Borrower Portion), 6/7/20               1,047,848
                                                                                       ---------------
                                                                                       $    13,333,256
------------------------------------------------------------------------------------------------------
                                               Personal Products -- 0.7%
       2,076,786          3.50       BB-/Ba3   NBTY, Inc., Term B-2 Loan, 10/1/17      $     2,093,444
       1,700,000          4.00        B+/Ba2   Revlon Consumer Products Corp.,
                                               Acquisition Term Loan, 8/19/19                1,708,131
       2,386,292          4.00        B+/Ba2   Revlon Consumer Products Corp.,
                                               Replacement Term Loan, 11/19/17               2,404,562
                                                                                       ---------------
                                                                                       $     6,206,137
                                                                                       ---------------
                                               Total Household & Personal
                                               Products                                $    19,539,393
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                        Pioneer Floating Rate Fund | Annual Report | 10/31/13 43

------------------------------------------------------------------------------------------------------
                   Floating      S&P/Moody's
Principal          Rate (b)      Ratings
Amount ($)         (unaudited)   (unaudited)                                           Value
------------------------------------------------------------------------------------------------------
                                               HEALTH CARE EQUIPMENT &
                                               SERVICES -- 6.7%
                                               Health Care Equipment -- 0.4%
         962,879          3.75      BBB-/Ba2   Hologic, Inc., Refinancing Tranche B
                                               Term Loan, 8/1/19                       $       969,646
         759,131          4.50       BB-/Ba3   Kinetic Concepts, Inc., Dollar Term
                                               D-1 Loan, 5/4/18                                766,248
       1,300,000          4.50        BB-/NR   Kinetic Concepts, Inc., Incremental
                                               Term D-1 Loan, 5/4/18                         1,317,875
                                                                                       ---------------
                                                                                       $     3,053,769
------------------------------------------------------------------------------------------------------
                                               Health Care Supplies -- 0.3%
         872,813          3.69        BB-/B1   Biomet, Inc., Dollar Term B-2 Loan,
                                               7/25/17                                 $       880,447
       2,088,712          5.00        BB-/B1   Immucor, Inc., Term B-2 Loan,
                                               8/19/18                                       2,103,506
                                                                                       ---------------
                                                                                       $     2,983,953
------------------------------------------------------------------------------------------------------
                                               Health Care Services -- 3.5%
         717,646          6.50         NR/NR   AccentCare, Inc., Term Loan,
                                               12/22/16                                $       322,941
         897,750          4.25         B+/B1   Alliance HealthCare Services, Inc.,
                                               Initial Term Loan, 5/31/19                      891,017
         282,863          6.75         B+/B1   Ardent Medical Services, Inc., 1st
                                               Lien Term Loan, 5/2/18                          284,807
       1,312,500          6.50         NR/B2   BioScrip, Inc., Delayed Draw Term
                                               Loan, 7/22/20                                 1,299,375
       2,187,500          6.50          B/B2   BioScrip, Inc., Initial Term B Loan,
                                               7/22/20                                       2,165,625
       1,525,000          4.00        B+/Ba3   BSN Medical GmbH & Co. KG,
                                               Facility B1A, 8/28/19                         1,536,438
       2,332,375          4.00       BB-/Ba2   DaVita, Inc., Tranche B2 Term Loan,
                                               8/1/19                                        2,348,202
       2,862,963          4.00         B+/B1   Envision Healthcare Corp., Initial
                                               Term Loan, 4/5/18                             2,874,976
       2,335,000          6.50          B/B2   Gentiva Health Services, Inc., Initial
                                               Term B Loan, 10/10/19                         2,326,606
       1,272,885          0.00         B+/WR   Gentiva Health Services, Inc., Term B1
                                               Term Loan Retired 10/18/2013,
                                               2/22/16                                       1,273,284
         898,239          7.50          B/B2   inVentiv Health, Inc., Consolidated
                                               Term Loan, 8/4/16                               886,450
       1,720,888          6.50         B+/B1   National Mentor Holdings, Inc.,
                                               Tranche B-1 Term Loan, 2/9/17                 1,737,021
         775,000          5.75          B/B2   National Surgical Hospitals, Inc.,
                                               Term Loan, 7/11/19                              776,938

The accompanying notes are an integral part of these financial statements.

44 Pioneer Floating Rate Fund | Annual Report | 10/31/13

------------------------------------------------------------------------------------------------------
                   Floating      S&P/Moody's
Principal          Rate (b)      Ratings
Amount ($)         (unaudited)   (unaudited)                                           Value
------------------------------------------------------------------------------------------------------
                                               Health Care Services -- (continued)
       1,029,000          5.75          D/WR   Rural, Term Loan (First Lien),
                                               3/28/18                                 $       978,193
       1,995,000          4.25         B+/B1   Sedgwick Claims Management
                                               Services, Inc., Term Loan B (First
                                               Lien), 6/10/18                                2,003,106
       1,995,000          6.75          B/B2   Steward Health Care System LLC,
                                               Term Loan, 4/12/20                            1,962,581
         764,207          6.00          B/B2   Surgery Center Holdings, Inc., Term
                                               Loan (First Lien), 4/11/19                      764,666
       1,697,995          0.00        B+/Ba3   Truven Health Analytics, Inc., New
                                               Tranche B Term Loan, 5/23/19                  1,703,811
       2,125,000          5.25         B/Ba3   US Renal Care, Inc., Tranche B-1
                                               Term Loan (First Lien), 7/3/19                2,131,641
       1,215,625          7.25         B+/B1   Virtual Radiologic Corp., Term
                                               Loan A, 11/3/16                                 808,391
                                                                                       ---------------
                                                                                       $    29,076,069
------------------------------------------------------------------------------------------------------
                                               Health Care Facilities -- 1.4%
       1,003,404          3.76        BB/Ba2   Community Health Systems, Inc.,
                                               Extended Term Loan, 7/25/14             $     1,008,282
         333,654          2.92        BB/Ba3   HCA, Inc., Tranche B-4 Term Loan,
                                               5/1/18                                          334,785
       1,072,644          4.50         B/Ba3   IASIS Healthcare LLC, Term B-2
                                               Loan, 5/3/18                                  1,081,086
       2,396,356          4.25         B+/WR   Kindred Healthcare, Inc., Term B-1
                                               Loan, 6/1/18                                  2,400,849
       2,481,250          2.68       BB-/Ba1   LifePoint Hospitals, Inc., Incremental
                                               Term Loan B, 7/24/17                          2,495,192
       1,488,769          7.00          B/B3   RegionalCare Hospital Partners, Inc.,
                                               Term Loan (First Lien 2013), 11/4/18          1,481,325
         420,111          4.00       BB-/Ba2   Select Medical Corp., Series C
                                               Tranche B Term Loan, 6/1/18                     422,736
         325,711          4.25          B/B1   United Surgical Partners International,
                                               Inc., Extended Term Loan, 4/3/17                327,133
       1,790,995          4.75          B/B1   United Surgical Partners
                                               International, Inc., New Tranche B
                                               Term Loan, 4/3/19                             1,799,660
         553,788          2.42       BB+/Ba2   Universal Health Services, Inc.,
                                               Tranche B-1 Term Loan, 11/30/16                 556,834
                                                                                       ---------------
                                                                                       $    11,907,882
------------------------------------------------------------------------------------------------------
                                               Managed Health Care -- 0.1%
         290,581          9.75         B+/B2   AVETA, MSO Term Loan, 12/12/17          $       293,124
         399,550          9.75         B+/B2   MMM Holdings, Inc., Term Loan,
                                               10/9/17                                         401,798
                                                                                       ---------------
                                                                                       $       694,922
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                        Pioneer Floating Rate Fund | Annual Report | 10/31/13 45

------------------------------------------------------------------------------------------------------
                   Floating      S&P/Moody's
Principal          Rate (b)      Ratings
Amount ($)         (unaudited)   (unaudited)                                           Value
------------------------------------------------------------------------------------------------------
                                               Health Care Technology -- 1.0%
       1,650,259          4.00        B+/Ba3   Convatec, Inc., Dollar Term Loan,
                                               12/1/16                                 $     1,663,309
       2,494,764          3.75       BB-/Ba3   Emdeon, Inc., Term B-2 Loan,
                                               11/2/18                                       2,506,197
       1,673,296          5.25          B/B1   Healogics, Inc., First Lien Term
                                               Loan B, 2/5/19                                1,689,510
         988,473          3.75       BB-/Ba3   IMS Health, Inc., Tranche B-1 Dollar
                                               Term Loan, 8/26/17                              995,114
       1,586,713          4.00       BB-/Ba3   MedAssets, Inc., Term B Loan,
                                               11/20/19                                      1,592,407
                                                                                       ---------------
                                                                                       $     8,446,537
                                                                                       ---------------
                                               Total Health Care Equipment
                                               & Services                              $    56,163,132
------------------------------------------------------------------------------------------------------
                                               PHARMACEUTICALS,
                                               BIOTECHNOLOGY & LIFE
                                               SCIENCES -- 2.7%
                                               Biotechnology -- 1.0%
       3,255,155          3.50       BB+/Ba3   Alkermes, Inc., 2019 Term Loan,
                                               9/25/19                                 $     3,263,293
       2,107,565          6.00         B+/B2   Aptalis Pharma, Inc., Term B Loan,
                                               10/20/20                                      2,125,128
       2,973,908          4.25       BB+/Ba1   Grifols, Inc., New U.S. Tranche B
                                               Term Loan, 6/4/17                             3,000,673
                                                                                       ---------------
                                                                                       $     8,389,094
------------------------------------------------------------------------------------------------------
                                               Pharmaceuticals -- 1.5%
       2,442,872          5.00          B/B1   Generic Drug Holdings, Inc., Closing
                                               Date Term Loan, 10/4/19                 $     2,461,194
       2,109,713          3.50       BB+/Ba3   Jazz Pharmaceuticals, Inc., Tranche 1
                                               Term Loan, 6/12/18                            2,122,459
         882,548          5.25         B+/B2   Medpace, Inc., Term B Loan, 5/20/17             882,548
       1,980,038          4.25         B+/B1   Par Pharmaceutical Companies, Inc.,
                                               Additional Term B-1 Loan, 9/28/19             1,988,443
       1,119,117          3.50     BBB-/Baa2   RPI Finance Trust, 6.75 Year Term
                                               Loan (2012), 5/10/18                          1,125,831
         366,327          0.00     BBB-/Baa2   RPI Finance Trust, New Term Loan,
                                               11/9/18                                         368,464
       1,481,250          3.75        BB/Ba1   Valeant Pharmaceuticals International,
                                               Inc., Series C2 Term Loan B, 12/11/19         1,497,455
       2,481,250          4.50        BB/Ba1   Valeant Pharmaceuticals International,
                                               Inc., Series E Tranche B Term Loan,
                                               5/20/20                                       2,517,228
                                                                                       ---------------
                                                                                       $    12,963,622
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

46 Pioneer Floating Rate Fund | Annual Report | 10/31/13

------------------------------------------------------------------------------------------------------
                   Floating      S&P/Moody's
Principal          Rate (b)      Ratings
Amount ($)         (unaudited)   (unaudited)                                           Value
------------------------------------------------------------------------------------------------------
                                               Life Sciences Tools & Services -- 0.2%
       1,251,959          3.67       BB-/Ba3   Catalent Pharma Solutions, Inc.,
                                               Refinancing Dollar Term-1 (2016),
                                               9/15/16                                 $     1,257,280
                                                                                       ---------------
                                               Total Pharmaceuticals,
                                               Biotechnology & Life Sciences           $    22,609,996
------------------------------------------------------------------------------------------------------
                                               BANKS -- 0.3%
                                               Thrifts & Mortgage Finance -- 0.3%
       2,587,000          5.00          B/B1   Ocwen Financial Corp., Initial Term
                                               Loan, 1/15/18                           $     2,619,014
                                                                                       ---------------
                                               Total Banks                             $     2,619,014
------------------------------------------------------------------------------------------------------
                                               DIVERSIFIED FINANCIALS -- 5.0%
                                               Other Diversified Financial
                                               Services -- 2.3%
         250,000          4.75          B/B2   AGFS Funding Co., 2019 Term
                                               Loan, 9/17/19                           $       251,875
       1,573,348          3.50      BBB-/Ba2   AWAS Aviation Capital, Ltd., Term
                                               Loan, 6/25/18                                 1,578,265
       1,500,000          4.50          B/B2   CTI Foods Holding Co LLC, Term
                                               Loan (First Lien), 6/14/20                    1,505,625
       2,574,912          4.50         NR/B1   Fly Funding II Sarl, Term Loan, 8/9/18        2,594,867
       3,000,000          2.25     BBB-/Baa3   Fresenius US Finance I, Inc.,
                                               Tranche B Term Loan, 8/6/19                   2,996,718
       1,800,000          3.75        BB/Ba2   JBS USA LLC, Incremental Term
                                               Loan, 9/13/20                                 1,800,000
       2,140,126          3.25       NR/Baa2   Kasima LLC, Term Loan, 5/16/21                2,133,439
       2,543,625          5.00          B/B1   Livingston International, Inc., Initial
                                               Term B-1 Loan (First Lien), 4/18/19           2,545,744
       2,169,687          5.00          B/B2   Nexeo Solutions LLC, Initial Term
                                               Loan, 2/26/17                                 2,145,957
       1,751,227          5.25        BB/Ba3   WorldPay, Facility B2A Term Loan,
                                               8/6/17                                        1,768,193
                                                                                       ---------------
                                                                                       $    19,320,683
------------------------------------------------------------------------------------------------------
                                               Specialized Finance -- 0.9%
       3,174,317          5.25          B/B1   Dematic Services Luxembourg Sarl,
                                               Term Loan, 12/18/19                     $     3,197,134
       2,000,000          5.75         NR/B1   Hyperion Insurance Group, Ltd.,
                                               Term Loan, 10/3/19                            1,978,750
       2,050,000          5.00        BB-/B2   ROC Finance LLC, New Term Loan B,
                                               3/27/19                                       2,013,270
                                                                                       ---------------
                                                                                       $     7,189,154
------------------------------------------------------------------------------------------------------
                                               Consumer Finance -- 0.1%
         507,143          4.00        BB+/B1   Global Cash Access Holdings,
                                               Inc., Term Loan, 2/1/16                 $       509,045
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                        Pioneer Floating Rate Fund | Annual Report | 10/31/13 47

------------------------------------------------------------------------------------------------------
                   Floating      S&P/Moody's
Principal          Rate (b)      Ratings
Amount ($)         (unaudited)   (unaudited)                                           Value
------------------------------------------------------------------------------------------------------
                                               Asset Management & Custody
                                               Banks -- 0.5%
       2,493,750          5.75         NR/B2   Clondalkin Acquisition BV, Term
                                               Loan (First Lien), 5/8/20               $     2,512,453
       1,995,000          5.25         B+/B2   Patriot Merger Corp., Term B Loan,
                                               6/19/20                                       2,011,834
                                                                                       ---------------
                                                                                       $     4,524,287
------------------------------------------------------------------------------------------------------
                                               Investment Banking &
                                               Brokerage -- 1.2%
       2,150,000          6.50         B+/B3   Cetera Financial Group, Inc., Term
                                               Loan, 8/5/19                            $     2,167,415
       3,532,400          4.50          B/B2   Duff & Phelps Corp., Initial Term
                                               Loan, 3/14/20                                 3,542,704
       3,000,000          4.25         NR/NR   Guggenheim Partners Investment
                                               Management Holdings LLC, Initial
                                               Term Loan, 7/9/20                             3,018,000
       1,579,563          3.25       BB-/Ba2   LPL Holdings, Inc., 2013 Incremental
                                               Tranche B Term Loan, 3/29/19                  1,579,562
                                                                                       ---------------
                                                                                       $    10,307,681
                                                                                       ---------------
                                               Total Diversified Financials            $    41,850,850
------------------------------------------------------------------------------------------------------
                                               INSURANCE -- 1.6%
                                               Insurance Brokers -- 0.8%
       2,142,741          5.00          B/B2   AmWINS Group, Inc., New Term
                                               Loan (First Lien), 2/20/20              $     2,149,883
       1,164,083          5.00          B/B1   Cooper Gay Swett & Crawford, Ltd.,
                                               Term Loan (First Lien), 4/5/20                1,160,930
       3,100,000          4.75          B/B1   HUB International, Ltd., Initial Term
                                               Loan, 9/17/20                                 3,118,408
                                                                                       ---------------
                                                                                       $     6,429,221
------------------------------------------------------------------------------------------------------
                                               Life & Health Insurance -- 0.2%
       1,854,397          3.75        BB/Ba3   CNO Financial Group, Inc.,
                                               Tranche B2 Term Loan, 9/4/18            $     1,862,896
------------------------------------------------------------------------------------------------------
                                               Multi-line Insurance -- 0.1%
       1,240,625          5.00         B-/B1   Alliant Insurance Services, Inc.,
                                               Initial Term Loan, 12/7/19              $     1,248,953
------------------------------------------------------------------------------------------------------
                                               Property & Casualty Insurance -- 0.5%
       2,167,838          0.00         B-/B2   Confie seguros Holding II Co., Term B
                                               Loan (First Lien), 11/9/18              $     2,170,548
       1,960,188          5.00          B/B1   USI Insurance Services LLC, Initial
                                               Term Loan, 11/29/19                           1,971,949
                                                                                       ---------------
                                                                                       $     4,142,497
                                                                                       ---------------
                                               Total Insurance                         $    13,683,567
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

48 Pioneer Floating Rate Fund | Annual Report | 10/31/13

------------------------------------------------------------------------------------------------------
                   Floating      S&P/Moody's
Principal          Rate (b)      Ratings
Amount ($)         (unaudited)   (unaudited)                                           Value
------------------------------------------------------------------------------------------------------
                                               REAL ESTATE -- 1.0%
                                               Mortgage REIT -- 0.2%
       1,940,873          3.50       BB+/Ba3   Starwood Property Trust, Inc., Term
                                               Loan (1st Lien), 4/19/20                $     1,944,109
------------------------------------------------------------------------------------------------------
                                               Diversified Real Estate
                                               Activities -- 0.4%
         497,500          2.93        BB/Ba1   CBRE Services, Inc., Tranche B Term
                                               Loan, 3/4/21                            $       499,210
       2,500,000          5.00         B+/B3   CityCenter Holdings LLC, Term B
                                               Loan, 10/9/20                                 2,524,740
                                                                                       ---------------
                                                                                       $     3,023,950
------------------------------------------------------------------------------------------------------
                                               Real Estate Services -- 0.4%
       2,184,744          5.75         B+/B1   Altisource Portfolio Solutions SA,
                                               Term B Loan, 11/27/19                   $     2,202,495
       1,453,846          5.27          B/B1   GCA Services Group, Inc., Initial
                                               Term Loan, 9/25/19                            1,461,115
                                                                                       ---------------
                                                                                       $     3,663,610
                                                                                       ---------------
                                               Total Real Estate                       $     8,631,669
------------------------------------------------------------------------------------------------------
                                               SOFTWARE & SERVICES -- 3.9%
                                               Internet Software & Services -- 0.2%
       1,855,303          4.50          B/B1   Zayo Group LLC, Term Loan, 7/2/19 $           1,867,479
------------------------------------------------------------------------------------------------------
                                               IT Consulting & Other
                                               Services -- 0.6%
       1,691,476          3.75        BB/Ba3   Booz Allen Hamilton Holding Corp.,
                                               Refinance Tranche B, 7/31/19            $     1,693,766
       2,432,622          5.00         NR/B1   Deltek, Inc., Term Loan (First Lien),
                                               10/10/18                                      2,444,406
         993,747          4.50         B/Ba3   Kronos, Inc., Incremental Term Loan
                                               (First Lien), 10/2/19                         1,000,579
         151,826          1.92        BB/Ba3   SunGard Data Systems, Inc.,
                                               Tranche A U.S. Term Loan, 2/28/14               152,110
                                                                                       ---------------
                                                                                       $     5,290,861
------------------------------------------------------------------------------------------------------
                                               Data Processing & Outsourced
                                               Services -- 0.5%
          67,341          4.17         B+/B1   First Data Corp., 2017 New Dollar
                                               Term Loan, 3/24/17                      $        67,575
       1,387,680          4.17         B+/B1   First Data Corp., 2018 Dollar Term
                                               Loan, 3/24/18                                 1,391,728
       1,985,025          3.50       BB+/Ba2   Genpact, Ltd., Term Loan, 8/17/19             1,992,159
          75,000          0.00         B+/NR   Ship Midco, Ltd., 11/30/19                       75,469
         275,951          4.25        BB/Ba3   VeriFone Systems, Inc., Term B
                                               Loan, 11/14/18                                  276,037
                                                                                       ---------------
                                                                                       $     3,802,968
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                        Pioneer Floating Rate Fund | Annual Report | 10/31/13 49

------------------------------------------------------------------------------------------------------
                   Floating      S&P/Moody's
Principal          Rate (b)      Ratings
Amount ($)         (unaudited)   (unaudited)                                           Value
------------------------------------------------------------------------------------------------------
                                               Application Software -- 1.6%
       2,235,723          4.25         NR/B1   Applied Systems, Inc., Term Loan
                                               (First Lien), 12/8/16                   $     2,249,696
       2,500,000          4.75        BB-/B1   Epiq Systems, Inc., Term Loan,
                                               8/26/20                                       2,500,000
       1,925,738          8.50        B-/Ba3   Expert Global Solutions, Inc.,
                                               Term B Advance (First Lien),
                                               3/13/18                                       1,954,624
       1,154,519          5.25        B+/Ba3   Lawson Software, Inc., Tranche B2
                                               Term Loan, 4/5/18                             1,165,337
       1,322,642          4.17         B+/B1   Serena Software, Inc., 2016 Term
                                               Loan (Extended), 3/10/16                      1,306,108
       2,227,205          4.00        BB-/B1   Verint Systems, Inc., Term Loan,
                                               9/6/19                                        2,239,733
       2,250,431          4.25         B+/B1   Vertafore, Inc., Term Loan (2013),
                                               10/20/19                                      2,262,151
                                                                                       ---------------
                                                                                       $    13,677,649
------------------------------------------------------------------------------------------------------
                                               Systems Software -- 0.7%
       2,917,688          4.75         B+/B1   EZE Castle Software, Inc., Initial
                                               Term Loan (First Lien), 2/22/20         $     2,938,353
       1,500,000          0.00         B+/B1   P2 Energy Solutions, Inc., 10/7/20            1,507,500
       1,129,626          2.17        BB/Ba3   The Reynolds & Reynolds Co.,
                                               Tranche B Term Loan, 3/9/18                   1,131,744
                                                                                       ---------------
                                                                                       $     5,577,597
------------------------------------------------------------------------------------------------------
                                               Home Entertainment
                                               Software -- 0.3%
       2,200,000          3.25      BBB/Baa3   Activision Blizzard, Inc., Term
                                               Loan, 7/26/20                           $     2,209,231
                                                                                       ---------------
                                               Total Software & Services               $    32,425,785
------------------------------------------------------------------------------------------------------
                                               TECHNOLOGY HARDWARE &
                                               EQUIPMENT -- 2.2%
                                               Communications Equipment -- 1.1%
       1,485,000          6.75         B+/B1   Audio Visual Services Corp., Term
                                               Loan (First Lien), 10/11/18             $     1,510,988
       1,984,128          8.00          B/B1   Avaya, Inc., Term B-5 Loan, 3/31/18           1,941,413
       1,945,088          3.75       BB+/Ba2   CommScope, Inc., Tranche 2 Term
                                               Loan, 1/14/18                                 1,951,775
         700,000          0.00         B+/NR   Digital Insight Corp., 10/11/19                 703,208
       3,062,775          4.00      BBB-/Ba3   Riverbed Technology, Inc., Term
                                               Loan, 10/29/19                                3,088,809
                                                                                       ---------------
                                                                                       $     9,196,193
------------------------------------------------------------------------------------------------------
                                               Electronic Equipment
                                               Manufacturers -- 0.2%
       1,950,000          4.75         B-/B1   Sensus USA, Inc., Term Loan (First
                                               Lien), 4/13/17                          $     1,947,258
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

50 Pioneer Floating Rate Fund | Annual Report | 10/31/13

------------------------------------------------------------------------------------------------------
                   Floating      S&P/Moody's
Principal          Rate (b)      Ratings
Amount ($)         (unaudited)   (unaudited)                                           Value
------------------------------------------------------------------------------------------------------
                                               Electronic Components -- 0.8%
         347,414          6.76         B+/B2   4L Holdings Corp., Term Loan,
                                               4/13/18                                 $       347,631
         150,000          3.25       BB/Baa2   Belden, Inc., Initial Term Loan,
                                               9/9/20                                          150,351
         480,583          5.00        B+/Ba2   CPI International, Inc., Term B
                                               Loan, 11/24/17                                  480,583
       1,740,638          3.50         B+/B2   Generac Acquisition Corp., Term
                                               Loan B, 5/22/19                               1,740,094
       2,500,000          5.00          B/B1   MEI, Inc., Term Loan, 8/15/20                 2,501,562
       1,394,258          5.00          B/B2   Scitor Corp., Term Loan, 1/21/17              1,398,615
                                                                                       ---------------
                                                                                       $     6,618,836
------------------------------------------------------------------------------------------------------
                                               Technology Distributors -- 0.1%
         796,001          3.50        B+/Ba3   CDW LLC, Term Loan, 4/25/20             $       792,850
         200,000          5.00         B+/B1   Excelitas Technologies Corp., New
                                               Term B Loan, 11/29/16                           200,500
                                                                                       ---------------
                                                                                       $       993,350
                                                                                       ---------------
                                               Total Technology Hardware
                                               & Equipment                             $    18,755,637
------------------------------------------------------------------------------------------------------
                                               SEMICONDUCTORS &
                                               SEMICONDUCTOR EQUIPMENT -- 0.5%
                                               Semiconductor Equipment -- 0.3%
       2,413,117          4.50        BB-/B1   Aeroflex, Inc., Tranche B-1 Term
                                               Loan, 11/24/19                          $     2,435,740
         580,705          3.75     BBB-/Baa3   Sensata Technologies BV, Term
                                               Loan, 4/29/18                                   587,547
                                                                                       ---------------
                                                                                       $     3,023,287
------------------------------------------------------------------------------------------------------
                                               Semiconductors -- 0.2%
       1,542,262          3.75        BB+/WR   Microsemi Corp., Term Loan,
                                               2/19/20                                 $     1,550,938
                                                                                       ---------------
                                               Total Semiconductors &
                                               Semiconductor Equipment                 $     4,574,225
------------------------------------------------------------------------------------------------------
                                               TELECOMMUNICATION
                                               SERVICES -- 2.4%
                                               Integrated Telecommunication
                                               Services -- 1.2%
       2,800,000          4.00       BB-/Ba3   Cincinnati Bell, Inc., Tranche B
                                               Term Loan, 8/20/20                      $     2,790,749
         497,500          5.25          B/B2   Integra Telecom, Inc., Term B Loan,
                                               2/22/19                                         503,097
         525,000          4.75          B/B2   Securus Technologies Holdings, Inc.,
                                               Initial Term Loan (First Lien), 4/17/20         518,438
       1,875,300          2.67      BB+/Baa3   tw telecom holdings, inc., Term
                                               Loan B Loan, 4/17/20                          1,878,231

The accompanying notes are an integral part of these financial statements.

                        Pioneer Floating Rate Fund | Annual Report | 10/31/13 51

------------------------------------------------------------------------------------------------------
                   Floating      S&P/Moody's
Principal          Rate (b)      Ratings
Amount ($)         (unaudited)   (unaudited)                                           Value
------------------------------------------------------------------------------------------------------
                                               Integrated Telecommunication
                                               Services -- (continued)
       1,113,519          3.25        BB/Ba3   West Corp., Term B-7 Loan,
                                               7/15/16                                 $     1,120,757
       1,862,295          3.75        BB/Ba3   West Corp., Term B-8 Loan, 6/30/18            1,870,878
         795,496          3.50       BB+/Ba2   Windstream Corp., Tranche B-4
                                               Term Loan, 1/8/20                               797,961
         478,938          4.00       BB+/Ba2   Windstream Holdings, Inc., Tranche
                                               B-3 Term Loan, 7/23/19                          481,749
                                                                                       ---------------
                                                                                       $     9,961,860
------------------------------------------------------------------------------------------------------
                                               Wireless Telecommunication
                                               Services -- 1.2%
         932,813          3.25         NR/NR   Cellular South, Inc., Term Loan B,
                                               5/21/20                                 $       931,646
       3,142,633          3.25       BB+/Ba2   Crown Castle Operating Co., New
                                               Tranche B Term Loan, 1/31/19                  3,139,955
       1,913,109          4.25        NR/Ba3   Intelsat Jackson Holdings SA,
                                               Tranche B-1 Term Loan, 4/2/18                 1,926,092
       1,695,750          4.50          B/B1   LTS Buyer LLC, Term B Loan (First
                                               Lien), 4/1/20                                 1,703,700
       1,175,787          4.00        BB-/B1   Syniverse Holdings, Inc., Initial Term
                                               Loan, 4/10/19                                 1,181,225
       1,454,282          4.00        BB-/B1   Syniverse Holdings, Inc., Tranche B T
                                               erm Loan, 4/23/19                             1,460,038
                                                                                       ---------------
                                                                                       $    10,342,656
                                                                                       ---------------
                                               Total Telecommunication Services        $    20,304,516
------------------------------------------------------------------------------------------------------
                                               UTILITIES -- 2.4%
                                               Electric Utilities -- 0.6%
       2,643,375          3.00        BB/Ba3   Calpine Construction Finance Co LP,
                                               Term B-1 Loan, 5/1/20                   $     2,615,839
         289,086          7.75        B+/Ba2   Race Point Power, Term Loan, 1/11/18            289,808
       2,039,750          4.25       BB-/Ba3   Star West Generation LLC, Term B
                                               Advance, 3/13/20                              2,055,048
                                                                                       ---------------
                                                                                       $     4,960,695
------------------------------------------------------------------------------------------------------
                                               Independent Power Producers &
                                               Energy Traders -- 1.8%
       1,926,628          3.75       BB+/Ba1   AES Corp. Virginia, 2013 Other Term
                                               Loan, 5/27/18                           $     1,942,082
       1,413,750          4.00        BB-/B1   Calpine Corp., Term Loan (3/11),
                                               3/1/18                                        1,423,790
         545,182          4.00        BB-/B1   Calpine Corp., Term Loan, 9/27/19               548,973
       1,227,692          4.00        BB-/B1   Dynegy, Inc., Tranche B-2 Term
                                               Loan, 4/16/20                                 1,229,885
       2,080,209          2.75      BB+/Baa3   NRG Energy, Inc., Term Loan
                                               (2013), 7/1/18                                2,081,391

The accompanying notes are an integral part of these financial statements.

52 Pioneer Floating Rate Fund | Annual Report | 10/31/13

------------------------------------------------------------------------------------------------------
                   Floating      S&P/Moody's
Principal          Rate (b)      Ratings
Amount ($)         (unaudited)   (unaudited)                                           Value
------------------------------------------------------------------------------------------------------
                                               Independent Power Producers &
                                               Energy Traders -- (continued)
       3,557,409          4.75       BB+/Ba1   NSG Holdings LLC, New Term Loan,
                                               11/15/19                                $     3,619,664
       1,985,283          3.50       BB+/Ba2   Ruby Western Pipeline Holdings LLC,
                                               Term Loan, 3/27/20                            1,992,728
       2,100,000          6.25         B+/B3   Synagro Technologies, Inc., Term
                                               Loan, 7/25/19                                 2,071,125
                                                                                       ---------------
                                                                                       $    14,909,638
                                                                                       ---------------
                                               Total Utilities                         $    19,870,333
------------------------------------------------------------------------------------------------------
                                               TOTAL SENIOR FLOATING RATE
                                               LOAN INTERESTS
                                               (Cost $737,230,272)                     $   738,350,437
------------------------------------------------------------------------------------------------------
                                               TEMPORARY CASH
                                               INVESTMENTS -- 7.0%
                                               Repurchase Agreements -- 7.0%
      29,435,000                               Bank of Nova Scotia, 0.10%, dated
                                               10/31/13, repurchase price of
                                               $29,435,000 plus accrued interest
                                               on 11/1/13 collateralized by
                                               the following:
                                               $9,753,552 Freddie Mac Giant,
                                               3.5-4.0%, 9/1/33-9/1/43
                                               $3,137,328 Federal Home Loan
                                               Mortgage Corp., 3.532-3.561%,
                                               3/1/41-5/1/42
                                               $9,311,148 Federal National
                                               Mortgage Association, 2.5-4.0%,
                                               10/1/25-4/1/42
                                               $7,821,672 Government National
                                               Mortgage Association II, 3.5-5.0%,
                                               9/20/40-4/20/43                         $    29,435,000
      29,435,000                               Bank of Nova Scotia, 0.10%, dated
                                               10/31/13, repurchase price of
                                               $29,435,000 plus accrued interest
                                               on 11/1/13 collateralized by
                                               the following:
                                               $1,545,946 Government National
                                               Mortgage Association II, 2.5%, 2/20/43
                                               $3,370,175 Federal National
                                               Mortgage Association, 4.0%,
                                               3/1/42-10/1/43
                                               $25,107,663 Freddie Mac Giant,
                                               3.5-4.0%, 8/1/26-9/1/42                      29,435,000
------------------------------------------------------------------------------------------------------
                                               TOTAL TEMPORARY CASH
                                               INVESTMENTS
                                               (Cost $58,870,000)                      $    58,870,000
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                        Pioneer Floating Rate Fund | Annual Report | 10/31/13 53

-------------------------------------------------------------------------------------------------------
                   Floating      S&P/Moody's
Principal          Rate (b)      Ratings
Amount ($)         (unaudited)   (unaudited)                                           Value
-------------------------------------------------------------------------------------------------------
                                               TOTAL INVESTMENT IN
                                               SECURITIES -- 104.2%
                                               (Cost $871,874,922) (a)                 $   874,365,779
-------------------------------------------------------------------------------------------------------
                                               OTHER ASSETS &
                                               LIABILITIES -- (4.2)%                   $   (35,134,855)
-------------------------------------------------------------------------------------------------------
                                               TOTAL NET ASSETS -- 100.0%              $   839,230,924
=======================================================================================================

-------------------------------------------------------------------------------------------------------
                                                                                       Net
Notional                                       CREDIT DEFAULT                          Unrealized
Principal ($)                                  SWAP AGREEMENT                          Appreciation
-------------------------------------------------------------------------------------------------------
       2,750,000                               JPMorgan Chase & Co., Markit
                                               CDX.NA.HY.20, 5.0%, 6/20/18             $        78,893
-------------------------------------------------------------------------------------------------------
                                               TOTAL CREDIT DEFAULT
                                               SWAP AGREEMENT
                                               (premium received $146,953)             $        78,893
-------------------------------------------------------------------------------------------------------

+           Amount rounds to less than 0.1%.

*           Non-income producing security.

NR          Not rated by either S&P or Moody's.

WR          Withdrawn rating.

REIT        Real Estate Investment Trust.

(Perpetual) Security with no stated maturity date.

(Cat Bond)  Catastrophe bond is a high-yield debt instrument that is usually insurance linked and meant to raise money in case of a catastrophe.

** Senior floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered
            Rate), (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certificate of deposit or (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At October 31, 2013, the value of these securities amounted to $41,387,305 or 4.9% of total net assets.

(a) At October 31, 2013, the net unrealized appreciation on investments based on cost for federal income tax purposes of $872,467,715 was as follows:

               Aggregate gross unrealized appreciation for all investments in which
                   there is an excess of value over tax cost                           $     6,632,314

               Aggregate gross unrealized depreciation for all investments
                   in which there is an excess of tax cost over value                       (4,734,250)
                                                                                       ---------------
               Net unrealized appreciation                                             $     1,898,064
                                                                                       ===============

(b)         Debt obligation and preferred stock with a variable interest rate.
            Rate shown is rate at end of period.

(c)         Security is in default and is non-income producing.

NOTE: Principal amounts are denominated in U.S. Dollars unless otherwise noted:

            EURO                            Euro

The accompanying notes are an integral part of these financial statements.

54 Pioneer Floating Rate Fund | Annual Report | 10/31/13

Purchases and sales of securities (excluding temporary cash investments) for the year ended October 31, 2013 aggregated $626,140,621 and $216,805,792, respectively.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

    Level 1 - quoted prices in active markets for identical securities.

    Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

    Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services) as Level 3.

The following is a summary of the inputs used as of October 31, 2013, in valuing the Fund's investments:

-----------------------------------------------------------------------------------------
                                     Level 1       Level 2        Level 3   Total
-----------------------------------------------------------------------------------------
Convertible Corporate Bonds          $         --  $  1,058,750   $    --   $  1,058,750
Preferred Stocks                        3,772,535            --        --      3,772,535
Convertible Preferred Stocks              127,700            --        --        127,700
Common Stocks                                  --       416,177        --        416,177
Asset Backed Securities                        --     5,629,176        --      5,629,176
Collateralized Mortgage Obligations            --     3,800,255        --      3,800,255
Corporate Bonds                                --    61,839,579        --     61,839,579
Municipal Bonds                                --       501,170        --        501,170
Senior Floating Rate Loan Interests            --   738,350,437        --    738,350,437
Repurchase Agreements                          --    58,870,000        --     58,870,000
-----------------------------------------------------------------------------------------
Total                                $  3,900,235  $870,465,544   $    --   $874,365,779
=========================================================================================
Other Financial Instruments
Forward Foreign Currency Contracts   $         --  $     (9,080)  $    --   $     (9,080)
Credit Default Swaps                           --        78,893        --         78,893
-----------------------------------------------------------------------------------------
Total                                $         --  $     69,813   $    --   $     69,813
=========================================================================================

During the year ended October 31, 2013, there were no transfers between Levels 1, 2 and 3.

The accompanying notes are an integral part of these financial statements.

                        Pioneer Floating Rate Fund | Annual Report | 10/31/13 55

Statement of Assets and Liabilities | 10/31/13

ASSETS:
  Investment in securities (cost $871,874,922)                              $874,365,779
  Cash                                                                         4,544,771
  Foreign currencies, at value (cost $161,528)                                   165,623
  Receivables --
     Investment securities sold                                                8,659,610
     Fund shares sold                                                          7,699,084
     Interest                                                                  3,114,485
     Dividends                                                                     1,063
     Due from Pioneer Investment Management, Inc.                                217,562
  Credit default swap premiums received                                          146,953
  Net unrealized appreciation on credit defaulted swaps                           78,893
  Prepaid expenses                                                                45,690
-----------------------------------------------------------------------------------------
         Total assets                                                       $899,039,513
-----------------------------------------------------------------------------------------
LIABILITIES:
  Payables --
     Investment securities purchased                                        $ 53,903,120
     Fund shares repurchased                                                   3,202,673
     Dividends                                                                 2,176,160
  Net unrealized depreciation on forward foreign currency contracts                9,080
  Due to affiliates                                                              284,997
  Accrued expenses                                                               232,559
-----------------------------------------------------------------------------------------
         Total liabilities                                                  $ 59,808,589
-----------------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital                                                           $839,386,173
  Distributions in excess of net investment income                              (501,314)
  Accumulated net realized loss on investments, credit defaulted swaps and
     foreign currency transactions                                            (2,218,718)
  Net unrealized appreciation on investments                                   2,490,857
  Net unrealized appreciation on credit default swaps                             78,893
  Net unrealized depreciation on forward foreign currency contracts and
     other assets and liabilities denominated in foreign currencies               (4,967)
-----------------------------------------------------------------------------------------
         Total net assets                                                   $839,230,924
-----------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $266,831,644/38,399,855 shares)                         $       6.95
  Class C (based on $129,092,997/18,557,900 shares)                         $       6.96
  Class Y (based on $425,244,725/61,044,722 shares)                         $       6.97
  Class Z (based on $18,061,558/2,591,909 shares)                           $       6.97
MAXIMUM OFFERING PRICE:
  Class A ($6.95 (divided by) 95.5%)                                        $       7.28
=========================================================================================

The accompanying notes are an integral part of these financial statements.

56 Pioneer Floating Rate Fund | Annual Report | 10/31/13

Statement of Operations

For the Year Ended 10/31/13

INVESTMENT INCOME:
  Interest                                                     $27,362,523
  Dividends                                                        140,775
-----------------------------------------------------------------------------------------
         Total investment income                                             $27,503,298
-----------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                              $ 3,314,178
  Transfer agent fees
     Class A                                                        49,219
     Class C                                                        20,830
     Class Y                                                         7,446
     Class Z                                                           270
  Distribution fees
     Class A                                                       548,257
     Class C                                                       944,163
  Shareholder communications expense                               490,206
  Administrative reimbursement                                     179,565
  Custodian fees                                                    88,002
  Registration fees                                                199,082
  Professional fees                                                 72,053
  Printing expense                                                  41,412
  Fees and expenses of nonaffiliated Trustees                       16,561
  Miscellaneous                                                    221,878
-----------------------------------------------------------------------------------------
     Total expenses                                                          $ 6,193,122
     Less fees waived and expenses reimbursed by
         Pioneer Investment Management, Inc.                                    (425,674)
-----------------------------------------------------------------------------------------
     Net expenses                                                            $ 5,767,448
-----------------------------------------------------------------------------------------
         Net investment income                                               $21,735,850
-----------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
CREDIT DEFAULT SWAPS AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) on:
     Investments                                               $  (947,463)
     Credit default swaps                                           75,268
     Forward foreign currency contracts and other assets
        and liabilities denominated in foreign currencies           13,369   $  (858,826)
-----------------------------------------------------------------------------------------
  Change in net unrealized appreciation on:
     Investments                                               $   750,156
     Credit default swaps                                           75,819
     Unfunded and bridge loan commitments                          (14,553)
     Forward foreign currency contracts and other assets
         and liabilities denominated in foreign currencies          13,655   $   825,077
-----------------------------------------------------------------------------------------
  Net loss on investments, credit defaulted swaps and foreign
     currency transactions                                                   $   (33,749)
-----------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                       $21,702,101
=========================================================================================

The accompanying notes are an integral part of these financial statements.

                        Pioneer Floating Rate Fund | Annual Report | 10/31/13 57

Statements of Changes in Net Assets

-----------------------------------------------------------------------------------------
                                                           Year Ended      Year Ended
                                                           10/31/13        10/31/12
-----------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                      $  21,735,850   $  14,361,684
Net realized loss on investments, credit default swaps
  and foreign currency transactions                             (858,826)       (472,945)
Change in net unrealized appreciation on investments,
  credit default swaps and foreign currency transactions         825,077       7,630,928
-----------------------------------------------------------------------------------------
     Net increase in net assets resulting from operations  $  21,702,101   $  21,519,667
-----------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
     Class A ($0.29 and $0.31 per share, respectively)     $  (8,868,449)  $  (7,649,742)
     Class C ($0.24 and $0.26 per share, respectively)        (3,057,407)     (2,467,582)
     Class Y ($0.32 and $0.33 per share, respectively)        (9,938,514)     (3,441,679)
     Class Z ($0.31 and $0.33 per share, respectively)          (289,378)        (28,775)
-----------------------------------------------------------------------------------------
         Total distributions to shareowners                $ (22,153,748)  $ (13,587,778)
-----------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                           $ 647,730,091   $ 191,316,553
Reinvestment of distributions                                 17,595,479      11,413,870
Cost of shares repurchased                                  (185,904,999)   (152,945,071)
-----------------------------------------------------------------------------------------
     Net increase in net assets resulting from
         Fund share transactions                           $ 479,420,571   $  49,785,352
-----------------------------------------------------------------------------------------
     Net increase in net assets                            $ 478,968,924   $  57,717,241
NET ASSETS:
Beginning of year                                            360,262,000     302,544,759
-----------------------------------------------------------------------------------------
End of year                                                $ 839,230,924   $ 360,262,000
-----------------------------------------------------------------------------------------
Undistributed (distributions in excess of) net
  investment income                                        $    (501,314)  $     603,371
=========================================================================================

The accompanying notes are an integral part of these financial statements.

58 Pioneer Floating Rate Fund | Annual Report | 10/31/13

-----------------------------------------------------------------------------------------
                                '13 Shares    '13 Amount      '12 Shares    '12 Amount
-----------------------------------------------------------------------------------------
Class A
Shares sold                      22,416,901   $155,887,253     12,474,412   $ 85,881,897
Reinvestment of distributions     1,096,053      7,623,480      1,002,129      6,862,120
Less shares repurchased         (10,916,587)   (75,929,216)   (13,763,779)   (94,007,955)
-----------------------------------------------------------------------------------------
     Net increase (decrease)     12,596,367   $ 87,581,517       (287,238)  $ (1,263,938)
=========================================================================================
Class C
Shares sold                      11,576,471   $ 80,596,288      3,285,776   $ 23,606,347
Reinvestment of distributions       361,802      2,518,188        308,446      2,114,182
Less shares repurchased          (3,542,342)   (24,646,922)    (3,059,079)   (20,945,188)
-----------------------------------------------------------------------------------------
     Net increase                 8,395,931   $ 58,467,554        535,143   $  4,775,341
=========================================================================================
Class Y
Shares sold                      56,197,619   $391,946,448     11,630,671   $ 80,238,562
Reinvestment of distributions     1,035,158      7,212,907        350,348      2,408,983
Less shares repurchased         (11,813,583)   (82,330,172)    (5,289,021)   (36,176,421)
-----------------------------------------------------------------------------------------
     Net increase                45,419,194   $316,829,183      6,691,998   $ 46,471,124
=========================================================================================
Class Z
Shares sold                       2,767,176   $ 19,300,102        230,540   $  1,589,747
Reinvestment of distributions        34,564        240,904          4,135         28,585
Less shares repurchased            (430,461)    (2,998,689)       (15,513)    (1,815,507)
-----------------------------------------------------------------------------------------
     Net increase (decrease)      2,371,279   $ 16,542,317        219,162   $   (197,175)
=========================================================================================

The accompanying notes are an integral part of these financial statements.

                        Pioneer Floating Rate Fund | Annual Report | 10/31/13 59

Financial Highlights

---------------------------------------------------------------------------------------------------------------------
                                                                  Year       Year       Year       Year      Year
                                                                  Ended      Ended      Ended      Ended     Ended
                                                                  10/31/13   10/31/12   10/31/11   10/31/10  10/31/09
---------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                              $   6.95   $   6.77   $   6.87   $  6.58   $  5.64
---------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income                                          $   0.28   $   0.33   $   0.31   $  0.31   $  0.32
   Net realized and unrealized gain (loss) on investments             0.01       0.16      (0.11)     0.30      0.95
---------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from investment operations  $   0.29   $   0.49   $   0.20   $  0.61   $  1.27
---------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                          $  (0.29)  $  (0.31)  $  (0.30)  $ (0.32)  $ (0.33)
---------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                    $   6.95   $   6.95   $   6.77   $  6.87   $  6.58
=====================================================================================================================
Total return*                                                         4.24%      7.43%      2.98%     9.44%    23.50%
Ratio of net expenses to average net assets+                          1.06%      1.11%      1.10%     1.10%     1.10%
Ratio of net investment income to average net assets+                 3.88%      4.77%      4.47%     4.48%     5.26%
Portfolio turnover rate                                                 40%        42%        57%       37%       23%
Net assets, end of period (in thousands)                          $266,832   $179,260   $176,701   $93,183   $27,333
Ratios with no waiver of fees and assumption of expenses
   by the Adviser and no reduction for fees paid indirectly:
   Total expenses                                                     1.10%      1.11%      1.12%     1.29%     1.58%
   Net investment income                                              3.85%      4.77%      4.45%     4.30%     4.78%
=====================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

+   Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

60 Pioneer Floating Rate Fund | Annual Report | 10/31/13

---------------------------------------------------------------------------------------------------------------------
                                                                  Year       Year      Year      Year      Year
                                                                  Ended      Ended     Ended     Ended     Ended
                                                                  10/31/13   10/31/12  10/31/11  10/31/10  10/31/09
---------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                              $   6.95   $  6.78   $  6.87   $  6.58   $  5.63
---------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income                                          $   0.23   $  0.27   $  0.26   $  0.25   $  0.27
   Net realized and unrealized gain (loss) on investments             0.02      0.16     (0.10)     0.30      0.96
---------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from investment operations  $   0.25   $  0.43   $  0.16   $  0.55   $  1.23
---------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                          $  (0.24)  $ (0.26)  $ (0.25)  $ (0.26)  $ (0.28)
---------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                    $   6.96   $  6.95   $  6.78   $  6.87   $  6.58
=====================================================================================================================
Total return*                                                         3.61%     6.46%     2.33%     8.47%    22.63%
Ratio of net expenses to average net assets+                          1.80%     1.86%     1.89%     2.00%     2.00%
Ratio of net investment income to average net assets+                 3.13%     4.02%     3.68%     3.59%     4.60%
Portfolio turnover rate                                                 40%       42%       57%       37%       23%
Net assets, end of period (in thousands)                          $129,093   $70,655   $65,238   $23,703   $13,219
Ratios with no waiver of fees and assumption of expenses
   by the Adviser and no reduction for fees paid indirectly:
   Total expenses                                                     1.83%     1.86%     1.89%     2.04%     2.29%
   Net investment income                                              3.09%     4.02%     3.68%     3.55%     4.31%
=====================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

+   Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

                        Pioneer Floating Rate Fund | Annual Report | 10/31/13 61

---------------------------------------------------------------------------------------------------------------------
                                                                  Year       Year      Year      Year      Year
                                                                  Ended      Ended     Ended     Ended     Ended
                                                                  10/31/13   10/31/12  10/31/11  10/31/10  10/31/09
---------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                              $   6.96   $  6.78   $  6.89   $  6.59   $  5.64
---------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income                                          $   0.31   $  0.35   $  0.33   $  0.32   $  0.32
   Net realized and unrealized gain (loss) on investments             0.02      0.16     (0.12)     0.31      0.96
---------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from investment operations  $   0.33   $  0.51   $  0.21   $  0.63   $  1.28
---------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                          $  (0.32)  $ (0.33)  $ (0.32)  $ (0.33)  $ (0.33)
---------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                    $   6.97   $  6.96   $  6.78   $  6.89   $  6.59
=====================================================================================================================
Total return*                                                         4.77%     7.78%     3.11%     9.71%    23.70%
Ratio of net expenses to average net assets+                          0.70%     0.70%     0.88%     0.92%     1.09%
Ratio of net investment income to average net assets+                 4.16%     5.17%     4.70%     4.67%     5.58%
Portfolio turnover rate                                                 40%       42%       57%       37%       23%
Net assets, end of period (in thousands)                          $425,245   $18,805   $60,596   $17,659   $12,109
Ratios with no waiver of fees and assumption of expenses
   by the Adviser and no reduction for fees paid indirectly:
   Total expenses                                                     0.83%     0.85%     0.88%     0.95%     1.24%
   Net investment income                                              4.04%     5.02%     4.70%     4.67%     5.43%
=====================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

+   Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

62 Pioneer Floating Rate Fund | Annual Report | 10/31/13

--------------------------------------------------------------------------------
                                              Year       Year       8/8/11(a)
                                              Ended      Ended      to
                                              10/31/13   10/31/12   10/31/11
--------------------------------------------------------------------------------
Class Z
Net asset value, beginning of period          $  6.97    $  6.80    $  6.81
--------------------------------------------------------------------------------
Increase (decrease) from investment
   operations:
   Net investment income                      $  0.30    $  0.30    $  0.07
   Net realized and unrealized
     gain (loss) on investments                  0.01       0.20      (0.03)
--------------------------------------------------------------------------------
Net increase (decrease) in net
   assets from investment operations          $  0.31    $  0.50    $  0.04
--------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                      $ (0.31)   $ (0.33)   $ (0.05)
--------------------------------------------------------------------------------
Net asset value, end of period                $  6.97    $  6.97    $  6.80
================================================================================
Total return*                                    4.49%      7.52%      0.65%(b)
Ratio of net expenses to average net assets+     0.90%      0.83%      0.90%**
Ratio of net investment income to
   average net assets+                           3.89%      5.03%      4.86%**
Portfolio turnover rate                            40%        42%        57%(b)
Net assets, end of period (in thousands)      $18,062    $ 1,538    $    10
Ratios with no waiver of fees and
   assumption of expenses by the
   Adviser and no reduction for fees
   paid indirectly:
   Total expenses                                0.98%      0.83%      1.22%**
   Net investment income                         3.81%      5.03%      4.54%**
================================================================================

(a) Class Z shares were first publicly offered on August 8, 2011.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

**  Annualized.

(b) Not annualized.

+   Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

                        Pioneer Floating Rate Fund | Annual Report | 10/31/13 63

Notes to Financial Statements | 10/31/13

1. Organization and Significant Accounting Policies

Pioneer Floating Rate Fund (the Fund) is a series of Pioneer Series Trust VI, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to produce a high level of current income.

The Fund offers four classes of shares designated as Class A, Class C, Class Y and Class Z shares. Class A, Class C and Class Y shares were first publicly offered on February 14, 2007 and Class Z shares were first publicly offered on August 8, 2011. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y or Class Z shares.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

64 Pioneer Floating Rate Fund | Annual Report | 10/31/13

A.  Security Valuation

    Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
    (NYSE) is open, as of the close of regular trading on the NYSE. Senior floating rate loan interests (senior loans) are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited. Fixed-income securities with remaining maturity of more than sixty days are valued at prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Credit default swaps are valued by an independent pricing service based upon valuation models incorporating default probabilities, estimated recovery rates, actual reported transactions, and other available market data. Equity securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost.

    Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times.

    Securities or senior loan interests for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued at the direction or with the approval of the Valuation Committee using fair value methods pursuant to procedures adopted by the Board of Trustees. The Valuation Committee is comprised of certain members of the Board of Trustees. Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's

                        Pioneer Floating Rate Fund | Annual Report | 10/31/13 65 securities may differ significantly from exchange prices and such differences could be material. Pioneer Investment Management, Inc. (PIM), the fund's investment adviser, is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee.

    At October 31, 2013, there were no securities that were valued using fair value methods (other than securities valued using prices supplied by independent pricing services).

    Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

    Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

    Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.  Federal Income Taxes

    It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. As of October 31, 2013, the Fund did not accrue any interest and penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

    The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax

66 Pioneer Floating Rate Fund | Annual Report | 10/31/13 character, but are not adjusted for temporary differences. At October 31, 2013, the Fund reclassified $686,787 to decrease undistributed net investment income and $686,787 to decrease accumulated net realized loss on investments to reflect permanent book/tax differences. These adjustments have no impact on net assets or the results of operations.

    At October 31, 2013, the Fund was permitted to carry forward indefinitely $304,738 of long-term losses under the Regulated Investment Company Modernization Act of 2010 without limitation. Additionally, at October 31, 2013, the Fund had a net capital loss carryforward of $1,891,734 of which the following amounts will expire in 2016, 2017 and 2019 if not utilized:
    $349,923 in 2016, $967,278 in 2017 and $574,533 in 2019.

    The tax character of distributions paid during the years ended October 31, 2013 and October 31, 2012 was as follows:

    ----------------------------------------------------------------------------
                                                         2013               2012
    ----------------------------------------------------------------------------
    Distributions paid from:
    Ordinary income                               $22,153,748        $13,587,778
    ----------------------------------------------------------------------------
         Total                                    $22,153,748        $13,587,778
    ============================================================================

    The following shows the components of distributable earnings on a federal income tax basis at October 31, 2013:

    ----------------------------------------------------------------------------
                                                                           2013
    ----------------------------------------------------------------------------
    Distributable earnings:
    Undistributed ordinary income                                   $ 2,236,313
    Capital loss carryforward                                        (2,196,472)
    Dividend payable                                                 (2,176,160)
    Net unrealized appreciation                                       1,981,070
    ----------------------------------------------------------------------------
         Total                                                      $  (155,249)
    ============================================================================

    The difference between book basis and tax basis unrealized appreciation is attributable to the tax deferral of losses on wash sales, adjustments relating to catastrophe bonds, the tax treatment of premium and amortization, the mark to market of forward foreign currency and futures contracts, tax basis adjustments on Real Estate Investment Trust (REIT) holdings, interest accruals on preferred stock, partnerships and other holdings.

C.  Forward Foreign Currency Contracts

    The Fund may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation is recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts

                        Pioneer Floating Rate Fund | Annual Report | 10/31/13 67 from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 6).

D.  Fund Shares

    The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A (UniCredit), earned $58,577 in underwriting commissions on the sale of Class A shares during the year ended October 31, 2013.

E.  Class Allocations

    Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

    Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see
    Note 4). Class Y and Class Z shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

    The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, Class Y and Class Z shares can reflect different transfer agent and distribution expense rates.

F.  Risks

    At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund invests in below investment grade (high yield) debt securities. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities. The

68 Pioneer Floating Rate Fund | Annual Report | 10/31/13

    Fund's investments in foreign markets or countries with limited developing markets may also subject the Fund to a greater degree of risk than investments in a developed market. Risks associated with these markets include disruptive political or economic conditions and the possible imposition of adverse governmental laws or currency exchange restrictions. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

G.  Repurchase Agreements

    With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. PIM is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

H.  Credit Default Swap Agreements

    A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event. The Fund may buy or sell credit default swap contracts to seek to increase the Fund's income or to attempt to hedge the risk of default on portfolio securities. As a seller of protection, the Fund would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Fund. In return, the Fund would receive from the counterparty a periodic stream of payments during the term of the contract provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Fund would keep the stream of payments and would have no payment obligation. The Fund may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Fund would function as the counterparty referenced above.

    When the Fund enters into a credit default swap contract, either the buyer or seller of protection will make a rebalancing payment to the other party. The amount of the rebalancing payment is determined based on the value of the contract on the trade date. Periodic payments received or paid by the Fund are recorded as realized gains or losses.

    The credit default swap contracts are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded as

                        Pioneer Floating Rate Fund | Annual Report | 10/31/13 69 unrealized appreciation or depreciation. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses.

    Credit default swap contracts involving the sale of protection may involve greater risks than if the Fund had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a protection buyer and no credit event occurs, it will lose its investment. If the Fund is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Fund, together with the periodic payments received, may be less than the amount the Fund pays to the protection buyer, resulting in a loss to the Fund. In addition, obligations under sell protection credit default swaps may be partially offset by net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same reference obligation with the same counterparty.

    As the seller of protection, the Fund held one credit default swap contract with a notional amount of $2,750,000 at October 31, 2013. When the Fund entered into the credit default swap contract, the Fund received a rebalancing payment from the buyer of protection in the amount of $146,953, which is recorded as credit default swap premiums received on the Statement of Assets and Liabilities. If a defined credit event had occurred at October 31, 2013, the maximum amount the Fund would have been required to pay was $2,959,805. This amount includes net unrealized appreciation of $78,893, as reflected in the Schedule of Investments. The Fund did not have any open purchase contracts as of October 31, 2013.

    The average value of swap contracts open during the year ended October 31, 2013 was $760,021.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.60% of the Fund's average daily net assets up to $500 million and 0.55% on assets over $500 million. For the year ended October 31, 2013, the annualized management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.59% of the Fund's average daily net assets.

PIM has contractually agreed to limit ordinary operating expenses to the extent required to reduce Fund expenses to 0.70% and 0.90% of the Fund's average daily net assets attributable to Class Y and Class Z shares, respectively. Fees waived and expenses reimbursed during the year ended October 31, 2013, are reflected on the Statement of Operations. These expense limitations are in effect through March 1, 2014. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the date referred to above.

70 Pioneer Floating Rate Fund | Annual Report | 10/31/13

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $166,801 in management fees, administrative costs and certain other reimbursements payable to PIM at October 31, 2013.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts.

For the year ended October 31, 2013, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareholder Communications:
--------------------------------------------------------------------------------
Class A                                                                 $194,632
Class C                                                                   71,335
Class Y                                                                  205,377
Class Z                                                                   18,862
--------------------------------------------------------------------------------
   Total                                                                $490,206
================================================================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $107,477 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at October 31, 2013.

4. Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $10,719 in distribution fees payable to PFD at October 31, 2013.

                        Pioneer Floating Rate Fund | Annual Report | 10/31/13 71

In addition, redemptions of each class of shares (except Class Y and Z shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchases as part of an exchange remain subject to any CDSC that applied to the originalpurchase of those shares. There is no CDSC for Class Y or Z shares. Proceeds from the CDSC are paid to PFD. For the year ended October 31, 2013, CDSCs in the amount of $44,388 were paid to PFD.

5. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS which may result in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the year ended October 31, 2013, the Fund's expenses were not reduced under such arrangements.

6. Forward Foreign Currency Contracts

At October 31, 2013, the Fund had entered into various forward foreign currency contracts that obligate the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Fund may close out such contract by entering into an offsetting contract. The average value of contracts open during the year ended October 31, 2013 was $704,388.

As of October 31, 2013, outstanding forward foreign currency contracts were as follows:

--------------------------------------------------------------------------------
                   Net          In                                  Net
                   Contracts    Exchange              Settlement    Unrealized
Currency           to Deliver   For USD     Date      Value         Depreciation
--------------------------------------------------------------------------------
EUR (Euro)         (250,000)    $330,635    11/6/13   $ (339,715)   $ (9,080)
--------------------------------------------------------------------------------
  Total                                                             $ (9,080)
================================================================================

7. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The credit facility is in the amount of $215 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (LIBOR) plus 0.90% on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing

72 Pioneer Floating Rate Fund | Annual Report | 10/31/13 date and (c) 2% plus the overnight Euro dollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in the credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the year ended October 31, 2013, the Fund had no borrowings under the credit facility.

8. Additional Disclosures about Derivative Instruments and Hedging Activities

Values of derivative instruments as of October 31, 2013 were as follows:

----------------------------------------------------------------------------------
Derivatives Not
Accounted for as        Asset Derivatives 2013       Liabilities Derivatives 2013
Hedging Instruments     --------------------------   -----------------------------
Under Accounting        Statement of Assets          Statement of Assets
Standards Codification  and Liabilities              and Liabilities
(ASC) 815               Location           Value     Location            Value
----------------------------------------------------------------------------------
Forward Foreign         Net unrealized               Net unrealized
 Currency Contracts     appreciation                 depreciation
                        on forward                   on forward
                        foreign currency             foreign currency
                        contracts          $    --   contracts           $9,080
Credit Default Swaps    Net unrealized               Net unrealized
                        appreciation on              depreciation on
                        credit default               credit default
                        swaps               78,893   swaps               $   --
----------------------------------------------------------------------------------
 Total                                     $78,893                       $9,080
----------------------------------------------------------------------------------

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2013 was as follows:

------------------------------------------------------------------------------------------------
                                                                                Change in
Derivatives Not                                                                 Unrealized
Accounted for as                                                  Realized      appreciation or
Hedging Instruments                                               Gain on       (depreciation)
Under Accounting         Location of Gain or (Loss)               Derivatives   on Derivatives
Standards Codification   on Derivatives Recognized                Recognized    Recognized
(ASC) 815                in Income                                in Income     in Income
------------------------------------------------------------------------------------------------
Forward Foreign          Net realized gain on forward foreign     $13,369
 Currency Contracts      currency contracts and other assets
                         and liabilities denominated in foreign
                         currencies
Forward Foreign          Change in unrealized appreciation on                   $13,655
 Currency Contracts      forward foreign currency contracts
                         and other assets and liabilities
                         denominated in foreign currencies
Credit Default Swaps     Net realized gain on credit              $75,268
                         default swaps
Credit Default Swaps     Change in unrealized appreciation
                         on credit default swaps                                $61,266

                        Pioneer Floating Rate Fund | Annual Report | 10/31/13 73

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Pioneer Series Trust VI and the Shareowners of Pioneer Floating Rate Fund
--------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer Floating Rate Fund (the "Fund") (one of the portfolios constituting Pioneer Series Trust VI) as of October 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2013 by correspondence with the custodian, brokers and agent banks or by other appropriate auditing procedures where replies from brokers and agent banks were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Floating Rate Fund (one of the portfolios constituting Pioneer Series Trust VI) at October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
December 23, 2013

74 Pioneer Floating Rate Fund | Annual Report | 10/31/13

Trustees, Officers and Service Providers

Investment Adviser
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy voting policies and procedures of the Funds are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to share-owners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

Trustees and Officers

The Fund's Trustees and Officers are listed on the following pages, together with their principal occupations during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees, except Mr. Cogan and Mr. West, serves as a trustee of each of the 52 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). Each of Mr. Cogan and Mr. West serves as a Trustee of 47 Pioneer funds. The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

                        Pioneer Floating Rate Fund | Annual Report | 10/31/13 75

Independent Trustees

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                       Other Directorships
Position Held with the Fund  Length of Service       Principal Occupation                             Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (63)         Trustee since 2007.     Chairman and Chief Executive Officer,            Director, Broadridge
Chairman of the Board and    Serves until a          Quadriserv, Inc. (technology products for        Financial Solutions, Inc.
Trustee                      successor trustee is    securities lending industry) (2008 - present);   (investor communications and
                             elected or earlier      private investor (2004 - 2008); and Senior       securities processing
                             retirement or removal.  Executive Vice President, The Bank of New York   provider for financial
                                                     (financial and securities services) (1986 -      services industry) (2009 -
                                                     2004)                                            present); Director,
                                                                                                      Quadriserv, Inc. (2005 -
                                                                                                      present); and Commissioner,
                                                                                                      New Jersey State Civil
                                                                                                      Service Commission (2011 -
                                                                                                      present)
------------------------------------------------------------------------------------------------------------------------------------
David R. Bock (69)           Trustee since 2007.     Managing Partner, Federal City Capital Advisors  Director of Enterprise
Trustee                      Serves until a          (corporate advisory services company) (1997 -    Community Investment, Inc.
                             successor trustee is    2004 and 2008 - present); Interim Chief          (privately-held affordable
                             elected or earlier      Executive Officer, Oxford Analytica, Inc.        housing finance company)
                             retirement or removal.  (privately held research and consulting          (1985 - 2010); Director of
                                                     company) (2010); Executive Vice President and    Oxford Analytica, Inc. (2008
                                                     Chief Financial Officer, I-trax, Inc. (publicly  - present); Director of The
                                                     traded health care services company) (2004 -     Swiss Helvetia Fund, Inc.
                                                     2007); and Executive Vice President and Chief    (closed-end fund) (2010 -
                                                     Financial Officer, Pedestal Inc.                 present); and Director of New
                                                     (internet-based mortgage trading company) (2000  York Mortgage Trust (publicly
                                                     - 2002)                                          traded mortgage REIT) (2004 -
                                                                                                      2009, 2012 - present)
------------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (69)    Trustee since 2008.     William Joseph Maier Professor of Political      Trustee, Mellon Institutional
Trustee                      Serves until a          Economy, Harvard University (1972 - present)     Funds Investment Trust and
                             successor trustee is                                                     Mellon Institutional Funds
                             elected or earlier                                                       Master Portfolio (oversaw 17
                             retirement or removal.                                                   portfolios in fund complex)
                                                                                                      (1989-2008)
------------------------------------------------------------------------------------------------------------------------------------

76 Pioneer Floating Rate Fund | Annual Report | 10/31/13

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                       Other Directorships
Position Held with the Fund  Length of Service       Principal Occupation                             Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (66)    Trustee since 2007.     Founding Director, Vice President and Corporate  None
Trustee                      Serves until a          Secretary, The Winthrop Group, Inc. (consulting
                             successor trustee is    firm) (1982-present); Desautels Faculty of
                             elected or earlier      Management, McGill University (1999 - present);
                             retirement or removal.  and Manager of Research Operations and
                                                     Organizational Learning, Xerox PARC, Xerox's
                                                     advance research center (1990-1994)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (65)     Trustee since 2007.     President and Chief Executive Officer, Newbury,  Director of New America High
Trustee                      Serves until a          Piret & Company, Inc. (investment banking firm)  Income Fund, Inc. (closed-end
                             successor trustee is    (1981 - present)                                 investment company) (2004 -
                             elected or earlier                                                       present); and member, Board
                             retirement or removal.                                                   of Governors, Investment
                                                                                                      Company Institute (2000 -
                                                                                                      2006)
------------------------------------------------------------------------------------------------------------------------------------
Stephen K. West (85)         Trustee since 2007.     Senior Counsel, Sullivan & Cromwell LLP (law     Director, The Swiss Helvetia
Trustee                      Serves until a          firm) (1998 - present); and Partner, Sullivan &  Fund, Inc. (closed-end
                             successor trustee is    Cromwell LLP (prior to 1998)                     investment company); and
                             elected or earlier                                                       Director, Invesco, Ltd.
                             retirement or removal.                                                   (formerly AMVESCAP, PLC)
                                                                                                      (investment manager)
                                                                                                      (1997-2005)
------------------------------------------------------------------------------------------------------------------------------------

                        Pioneer Floating Rate Fund | Annual Report | 10/31/13 77

Interested Trustees

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                  Term of Office and                                                             Other Directorships
Position Held with the Fund    Length of Service          Principal Occupation                                Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
John F. Cogan, Jr. (87)*, **   Since 2012. Serves at      Non-Executive Chairman and a director of Pioneer    None
Trustee, President and Chief   the discretion of the      Investment Management USA Inc. ("PIM-USA");
Executive Officer of the       Board.                     Chairman and a director of Pioneer; Chairman and
Fund                                                      Director of Pioneer Institutional Asset
                                                          Management, Inc. (since 2006); Director of
                                                          Pioneer Alternative Investment Management Limited
                                                          (Dublin) (until October 2011); President and a
                                                          director of Pioneer Alternative Investment
                                                          Management (Bermuda) Limited and affiliated
                                                          funds; Deputy Chairman and a director of Pioneer
                                                          Global Asset Management S.p.A. ("PGAM") (until
                                                          April 2010); Director of Nano-C, Inc. (since
                                                          2003); Director of Cole Management Inc. (2004 -
                                                          2011); Director of Fiduciary Counseling, Inc.
                                                          (until December 2011); President of all of the
                                                          Pioneer Funds; and Retired Partner, Wilmer Cutler
                                                          Pickering Hale and Dorr LLP
------------------------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury (55)*      Trustee since 2007.        Director, CEO and President of PIM-USA (since       None
Trustee and Executive Vice     Serves until a successor   February 2007); Director and President of Pioneer
President                      trustee is elected or      and Pioneer Institutional Asset Management, Inc.
                               earlier retirement or      (since February 2007); Executive Vice President
                               removal.                   of all of the Pioneer Funds (since March 2007);
                                                          Director of PGAM (2007 - 2010); Head of New
                                                          Europe Division, PGAM (2000 - 2005); Head of New
                                                          Markets Division, PGAM (2005 - 2007)
------------------------------------------------------------------------------------------------------------------------------------

* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the Fund's investment adviser and certain of its affiliates.
** Mr. Cogan resigned as a Trustee of the Pioneer Funds effective November 12, 2013.

78 Pioneer Floating Rate Fund | Annual Report | 10/31/13

Fund Officers

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                  Term of Office and                                                             Other Directorships
Position Held with the Fund    Length of Service          Principal Occupation                                Held by Officer
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (48)     Since 2007. Serves at      Vice President and Associate General Counsel of     None
Secretary                      the discretion of the      Pioneer since January 2008 and Secretary of all
                               Board.                     of the Pioneer Funds since June 2010; Assistant
                                                          Secretary of all of the Pioneer Funds from
                                                          September 2003 to May 2010; and Vice President
                                                          and Senior Counsel of Pioneer from July 2002 to
                                                          December 2007
------------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (52)         Since 2010. Serves at      Fund Governance Director of Pioneer since           None
Assistant Secretary            the discretion of the      December 2006 and Assistant Secretary of all the
                               Board.                     Pioneer Funds since June 2010; Manager - Fund
                                                          Governance of Pioneer from December 2003 to
                                                          November 2006; and Senior Paralegal of Pioneer
                                                          from January 2000 to November 2003
------------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (50)              Since 2010. Serves at      Counsel of Pioneer since June 2007 and Assistant    None
Assistant Secretary            the discretion of the      Secretary of all the Pioneer Funds since June
                               Board.                     2010; and Vice President and Counsel at State
                                                          Street Bank from October 2004 to June 2007
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (53)           Since 2008. Serves at      Vice President - Fund Treasury of Pioneer;          None
Treasurer and Chief            the discretion of the      Treasurer of all of the Pioneer Funds since March
Financial and Accounting       Board.                     2008; Deputy Treasurer of Pioneer from March 2004
Officer of the Fund                                       to February 2008; and Assistant Treasurer of all
                                                          of the Pioneer Funds from March 2004 to February
                                                          2008
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (48)          Since 2007. Serves at      Assistant Vice President - Fund Treasury of         None
Assistant Treasurer            the discretion of the      Pioneer; and Assistant Treasurer of all of the
                               Board.                     Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (55)             Since 2007. Serves at      Fund Accounting Manager - Fund Treasury of          None
Assistant Treasurer            the discretion of the      Pioneer; and Assistant Treasurer of all of the
                               Board.                     Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------

                        Pioneer Floating Rate Fund | Annual Report | 10/31/13 79

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                  Term of Office and                                                             Other Directorships
Position Held with the Fund    Length of Service          Principal Occupation                                Held by Officer
------------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (33)          Since 2009. Serves at      Fund Administration Manager - Fund Treasury of      None
Assistant Treasurer            the discretion of the      Pioneer since November 2008; Assistant Treasurer
                               Board.                     of all of the Pioneer Funds since January 2009;
                                                          and Client Service Manager - Institutional
                                                          Investor Services at State Street Bank from March
                                                          2003 to March 2007
------------------------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (61) Chief     Since 2010. Serves at      Chief Compliance Officer of Pioneer and of all      None
Compliance Officer             the discretion of the      the Pioneer Funds since March 2010; Director of
                               Board.                     Adviser and Portfolio Compliance at Pioneer since
                                                          October 2005; and Senior Compliance Officer for
                                                          Columbia Management Advisers, Inc. from October
                                                          2003 to October 2005
------------------------------------------------------------------------------------------------------------------------------------
Kelly O'Donnell (42)           Since 2007. Serves at      Director--Transfer Agency Compliance of Pioneer      None
Anti-Money Laundering          the discretion of the      and Anti-Money Laundering Officer of all the
Officer                        Board.                     Pioneer Funds since 2006
------------------------------------------------------------------------------------------------------------------------------------

80 Pioneer Floating Rate Fund | Annual Report | 10/31/13

                           This page for your notes.

                        Pioneer Floating Rate Fund | Annual Report | 10/31/13 81

                           This page for your notes.

82 Pioneer Floating Rate Fund | Annual Report | 10/31/13

                           This page for your notes.

                        Pioneer Floating Rate Fund | Annual Report | 10/31/13 83

                           This page for your notes.

84 Pioneer Floating Rate Fund | Annual Report | 10/31/13

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109

us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2013 Pioneer Investments 21401-06-1213

                Pioneer Multi-Asset
                Real Return Fund

--------------------------------------------------------------------------------
                Annual Report | October 31, 2013
--------------------------------------------------------------------------------

                Ticker Symbols:

                Class A PMARX
                Class C PRRCX
                Class R MUARX*
                Class Y PMYRX
                Class Z PMZYX**

                * Share class was first publicly offered on September 13, 2013. ** Share class was first publicly offered on April 26, 2013.

                [LOGO] PIONEER
                       Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

Letter to Shareowners                                                         2

Portfolio Management Discussion                                               4

Portfolio Summary                                                            10

Prices and Distributions                                                     11

Performance Update                                                           12

Comparing Ongoing Fund Expenses                                              17

Consolidated Schedule of Investments                                         19

Consolidated Financial Statements                                            40

Consolidated Notes to Financial Statements                                   49

Report of Independent Registered Public Accounting Firm                      64

Trustees, Officers and Service Providers                                     66

               Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/13 1

President's Letter

Dear Shareowner,

When we look at the U.S. economy heading into the final quarter of 2013, we continue to see slow, but steady, growth. Employment has also been rising steadily, but only modestly. Consumer incomes, savings, wealth, and debt-servicing capacity have been solid buttresses for the recovering housing and auto industries. Industrial activity is growing only modestly, but current corporate profits are generally solid and balance sheets appear able to support needed capital spending and dividend* payouts. The scaled-back "fiscal cliff" tax increases and spending cuts have meaningfully cut the budget deficit without driving the economy into recession. In addition, we feel that continuing slack in labor markets and capacity utilization offers the potential for continuing growth without bottlenecks and rising inflation.

After observing the strengthening economic trends, the Federal Reserve (the Fed) hinted that it might begin scaling back its "QE" quantitative easing program later in 2013 and could terminate its bond purchases altogether sometime in 2014. In September, however, the Fed surprised many market participants by deciding not to start scaling back QE yet. The Fed has also said that short-term interest rates are likely to remain near zero for some time to come, given that inflation remains subdued and unemployment remains too high.

As September ended, Congress had not yet passed a continuing resolution to prevent a government shutdown, nor had it raised the debt ceiling, and a quick resolution to the impasse appeared unlikely. The U.S. government's partial shutdown in October rattled the markets to a degree, but did not immediately have a significant negative impact on the economy or capital markets.

There are certainly risks and uncertainties that continue to plague the global economy as we head into the final months of the year. The European economy remains weak, though it is beginning to show signs of stabilization, and a number of countries in the emerging markets have experienced difficulties. Still, a potential ending of the European recession, continuing economic improvement in Japan in response to the new government's easing policies, and a "soft landing" of 7% growth in China could very well result in an improving global outlook over the remainder of 2013 and in 2014.

There are also geopolitical worries abroad and the aforementioned political fights at home, and while most of the widely recognized risks we've outlined may already be "priced into" the market, we believe investors should continue to expect market volatility.

*    Dividends are not guaranteed.

2 Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/13

The Fed's aggressive monetary policies and fears about economic growth had helped drive long-term Treasury yields to unsustainably low levels; the return to more normal levels has resulted in disappointing returns for bond investors during the first nine months of 2013, but the stock market has delivered double-digit returns to equity investors who were willing to brave the "wall of worry".

At Pioneer, we have long advocated the benefits of staying diversified and investing for the long term. And while diversification does not assure a profit or protect against loss in a declining market, we believe there are still opportunities for prudent investors to earn attractive returns. Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs, keeping in mind that there is no single best strategy that works for every investor.

Pioneer's investment teams have, since 1928, sought out attractive opportunities in global equity and bond markets, using in-depth research in an effort to identify undervalued individual securities, and using thoughtful risk management to construct portfolios which seek to balance potential risks and reward in an ever-changing world.

We encourage you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at us.pioneerinvestments.com. We greatly appreciate your trust in us, and we thank you for investing with Pioneer.

Sincerely,

/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

               Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/13 3

Portfolio Management Discussion | 10/31/13

In the following discussion, Michele Garau reviews recent market events and describes the factors that affected the performance of Pioneer Multi-Asset Real Return Fund during the 12-month period ended October 31, 2013.Mr. Garau, a senior vice president and portfolio manager at Pioneer, is responsible for the day-to-day management of the Fund along with associate portfolio manager Howard Weiss.

Q    How did the Fund perform during the 12-month period ended October 31, 2013?

A Pioneer Multi-Asset Real Return Fund's Class A shares returned 14.72% at net asset value during the 12-month period ended October 31, 2013, while the Fund's benchmark, the Barclays U.S. Treasury TIPS 1-10 Year Index (the Barclays Index), returned -3.78%. During the same period, the average return of the 425 mutual funds in Lipper's Global Flexible Portfolio Funds category was 10.21%, and the average return of the 236 mutual funds in Morningstar's Tactical Allocation Funds category was 8.44%.

Q    Could you please review the Fund's overall investment approach?

A The Fund seeks to generate real returns--or, in other words, a return in excess of inflation--across a full range of economic scenarios through a multi-asset, diversified*, flexible approach that allocates among traditional financial assets, such as stocks and bonds, and real assets. In choosing investments for the Fund, we seek those that we believe can provide the best return profile for the least amount of risk and incremental cost. We believe our opportunistic investment philosophy provides us with a greater degree of latitude to seek positive real returns for the Fund over time, no matter what the level of inflation.

Q    How was the Fund positioned as of October 31, 2013?

A We continued to tilt the portfolio's investments towards global equities, as we believed them to be the most attractively valued asset class in an environment over the past year that was characterized by gradually improving economic growth and high corporate profit margins. As of October 31, 2013, more than 74% of the Fund's portfolio was invested in equities, both U.S. and international, while 20% was invested in fixed-income investments and 5% was held in investments, such as exchange-traded funds
     (ETFs), that gave the portfolio exposure to real assets (real estate investment trusts, oil, platinum, lumber, etc.). The remainder was held in cash.

* Diversification does not assure a profit nor protect against loss in a declining market.

4 Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/13

     The Fund's substantial weighting in equities during the period was consistent with our positioning since we began managing the Fund more than three years ago. We believe this helps to illustrate the long-term nature of our investment approach, as we tend not to shift the portfolio's positioning on the basis of short-term news flows; instead, we develop a thesis based on our five-to six-year outlook and we stick by it during periods of volatility. The approach has served us well, as evidenced by the Fund's strong absolute and relative performance during the 12-month period.

Q What types of stocks or equity-linked investments did you see as providing the best opportunities during the 12-month period ended October 31, 2013?

A We maintained a "barbell" approach of owning dividend-paying**, global large-caps in the portfolio on the one hand, and emerging markets equities on the other.

     High-quality, dividend-paying stocks make up the core of the Fund's portfolio. We are focused on identifying stocks that offer not just a decent current dividend, but also a strong chance of future dividend growth. We believe dividend growth is an essential component of a strategy that seeks to help investors maintain their long-term purchasing power, since - unlike with bond investments - there is the opportunity for income to increase over time. This approach naturally leads us to invest the portfolio in the types of conservative companies that populate the consumer staples, financials, and industrials sectors. While that positioning held back the Fund's performance to a small degree during the "risk-on" environment of the past 12 months, we believe it represents the most prudent long-term investment strategy.

     We have maintained a large portfolio exposure to the emerging markets, since those markets provide both non-U.S. dollar exposure and a way to participate in the strength of overseas economic growth. We continue to favor Asian stocks in the portfolio, with an emphasis on Korea, Thailand, Philippines, Indonesia, and Malaysia, along with a new allocation to China that we added during the third calendar quarter of 2013. The basis for that element of the Fund's positioning is our belief that the balance of global economic power is gradually swinging towards Asia. While this trend may have been lost amid more recent concerns about a "hard landing" for China's economy, we believe the longer-term shift remains inexorable. In addition, Asia remains home to a high proportion of companies with very attractive fundamentals, compelling valuations, and governments with healthy finances and positive trade balances.

**   Dividends are not guaranteed.

               Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/13 5

     The Fund's largest individual position as of October 31, 2013, is in the PowerShares Buyback Achievers ETF, which invests in U.S.-listed stocks that have repurchased at least 5% or more of their shares outstanding during the trailing 12-month period. We initiated the position in March of 2012 on the belief that the capital discipline imposed by share buybacks forces company managements to pursue activities with the highest probabilities of producing positive returns on investment. The ETF has performed very well for the Fund since our initial purchase, outperforming the broader U.S. market.

Q Please discuss the Fund's positioning in the global bond markets as of October 31, 2013.

A We view the bond market, as a whole, as being expensive. Yields are still too low despite the downturn that occurred during May and June when the U.S. Federal Reserve Board (the Fed) hinted at a possible tapering of its quantitative easing (QE) program, which led to a temporary spike in market interest rates. In our view, that makes the asset class vulnerable to additional downdrafts in the coming years. With that said, we believe there are certain areas of the market that offer attractive relative values. We are finding some of the most compelling opportunities in corporate bonds issued by companies in the developed international and emerging markets, where issuer credit quality is high and investors are being appropriately compensated for the risks they assume. In addition, the Fund has a modest allocation to U.S. corporate bonds. We continue to avoid U.S. government bonds and most other sovereign-debt instruments, with the notable exceptions of Ireland, Mexico, and Romania. Across all segments of the Fund's bond portfolio, we have favored shorter-term issues in order to minimize the potential impact of rising rates.

Q How is the Fund positioned in commodity-linked investments as of October 31, 2013?

A The portfolio's allocation remains fairly limited, as it has for more than a year. There are three reasons for the modest weighting. First, commodities have been exhibiting a very high correlation to equities in recent years, limiting the diversification they provide. Second, we see better opportunities - particularly on a risk-adjusted basis - in equities. And third, China is not as big a buyer of commodities today as it was two to three years ago, as the Chinese government has taken steps to rein in growth. Given that background, our approach has been to take advantage of select opportunities in specific commodities, such as platinum, palladium, lumber, and gold, rather than establishing a broad-based portfolio allocation to the asset class.

6 Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/13

     We do, however, see the opportunity for real returns in real estate investment trusts (REITs) based in Singapore. We believe the REIT securities offer safe yields and the potential for currency appreciation, which makes them a more attractive proposition than bonds in our view.

Q The Fund typically holds a portion of its assets in derivative investments (options and futures). Why do you invest the Fund in these instruments?

A Our goal in using derivatives isn't to add to the Fund's total return. In other words, the positions do not represent high-risk "bets" on certain market segments. Instead, we use derivatives to maintain balance in the portfolio and to attempt to "hedge" (or mitigate) the risks of certain other positions. For instance, the Fund holds a number of hedges in global currencies, which helps to reduce the impact of currency movements on specific holdings within the portfolio.

Q    Do you have any closing thoughts for investors?

A We continue to employ a flexible, diversified, and go-anywhere approach that enables the Fund to adapt to changing market conditions by investing in any asset class or region. Rather than being constrained by a "style box" or an index, we have the ability to actively target the areas of the financial markets that we believe offer the most attractive long-term opportunities and that are best suited to our goal of helping investors maintain the long-term purchasing power of their assets.

     We believe the potential value of our investment approach is illustrated by the fact that the Fund has not just outperformed its benchmark and peers over the past year, but that it has done so with a lower degree of volatility. We expect that our steady, long-term approach will prove well suited to the coming year, during which time shifting economic data and talk of the Fed tapering QE is likely to lead to elevated short-term "noise" in the financial markets.

               Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/13 7

Please refer to the Schedule of Investments on pages 19-39 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal. Pioneer Multi-Asset Real Return ("MARR") Fund has the ability to invest in a wide variety of securities and asset classes.

In addition, the Fund is non-diversified, which means it can invest a higher percentage of its assets in the securities of any one or more issuers. This will increase the Fund's potential risk exposure.

The Fund may invest in underlying funds (ETFs and unit investment trusts). In addition to the Fund's operating expenses, you will indirectly bear the operating expenses of investments in any underlying funds.

The Fund and some of the underlying funds employ leverage, which increases the volatility of investment returns and subjects the Fund to magnified losses if an underlying fund's investments decline in value.

The Fund and some of the underlying funds may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance.

The Fund and some of the underlying funds may employ short selling, a speculative strategy. Unlike the possible loss on a security that is purchased, there is no limit on the amount of loss on an appreciating security that is sold short.

The Fund may invest in inflation-linked securities. As inflationary expectations increase, inflation-linked securities may become more attractive, because they protect future interest payments against inflation. Conversely, as inflationary concerns decrease, inflation-linked securities will become less attractive and less valuable.

The Fund may invest in credit default swaps, which may in some cases be illiquid, and they increase credit risk since the fund has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap.

The Fund may invest in subordinated securities which may be disproportionately adversely affected by a default or even a perceived decline in creditworthiness of the issuer.

The Fund may invest in floating rate loans. The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer's obligations or may be difficult to liquidate.

The Fund may invest in event-linked bonds. The return of principal and the payment of interest on event-linked bonds are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude.

8 Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/13

The Fund may invest in commodities. The value of commodity-linked derivatives may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, factors affecting a particular industry or commodity, international economic, political and regulatory developments, supply and demand, and governmental regulatory policies.

Investments in equity securities are subject to price fluctuation.

Small-and mid-cap stocks involve greater risks and volatility than large-cap stocks.

International investments are subject to special risks, including currency fluctuations, and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets.

Investments in fixed-income securities involve interest rate, credit, inflation, and reinvestment risks. As interest rates rise, the value of fixed-income securities falls.

The Fund may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-Backed securities are also subject to prepayments.

Prepayment risk is the chance that mortgage-backed bonds will be paid off early if falling interest rates prompt homeowners to refinance their mortgages.

High-yield bonds possess greater price volatility, illiquidity, and possibility of default.

These risks may increase share price volatility.

There is no assurance that these and other strategies used by the Fund or underlying funds will be successful.

Please see the prospectus for a more complete discussion of the Fund's risks.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes.

               Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/13 9

Portfolio Summary | 10/31/13

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of long-term holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Financials                                                                 41.7%
Consumer Discretionary                                                     14.3%
Industrials                                                                14.3%
Health Care                                                                 6.7%
Materials                                                                   5.6%
Information Technology                                                      4.7%
Energy                                                                      4.1%
Consumer Staples                                                            3.7%
Utilities                                                                   2.9%
Government                                                                  1.2%
Telecommunication Services                                                  0.8%

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

International Common Stocks                                               52.4%
U.S. Common Stocks                                                        21.5%
Corporate Bonds                                                           15.4%
Exchange Traded Funds                                                      3.8%
Foreign Government Bonds                                                   3.5%
Collateralized Mortgage Obligations                                        1.5%
Preferred Stocks                                                           1.0%
Depository Receipts for International Stocks                               0.5%
Convertible Corporate Bonds                                                0.4%
Senior Secured Loans                                                       0.0%*

* Amount rounds to less than 0.1%.

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)**

 1. PowerShares Buyback Achievers Portfolio                                2.36%
--------------------------------------------------------------------------------
 2. The Boeing Co.                                                         1.27
--------------------------------------------------------------------------------
 3. ETFS Platinum Trust                                                    1.13
--------------------------------------------------------------------------------
 4. Allianz SE                                                             1.11
--------------------------------------------------------------------------------
 5. Johnson & Johnson Co.                                                  1.04
--------------------------------------------------------------------------------
 6. Sumitomo Mitsui Financial Group, Inc.                                  1.02
--------------------------------------------------------------------------------
 7. Roche Holding AG                                                       1.02
--------------------------------------------------------------------------------
 8. Nordea Bank AB                                                         0.98
--------------------------------------------------------------------------------
 9. Ireland Government Bond, 3.9%, 3/20/23                                 0.94
--------------------------------------------------------------------------------
10. Obrascon Huarte Lain SA, 7.625%, 3/15/20                               0.93
--------------------------------------------------------------------------------

** This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

10 Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/13

Prices and Distributions | 10/31/13

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         Class                         10/31/13                         10/31/12
--------------------------------------------------------------------------------
           A                            $13.33                           $11.76
--------------------------------------------------------------------------------
           C                            $13.21                           $11.66
--------------------------------------------------------------------------------
           Y                            $13.37                           $11.79
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         Class                         10/31/13                         9/13/13
--------------------------------------------------------------------------------
           R*                           $13.32                           $12.87
--------------------------------------------------------------------------------
         Class                         10/31/13                         4/26/13
--------------------------------------------------------------------------------
           Z**                          $13.33                           $13.33
--------------------------------------------------------------------------------

Distributions per Share: 11/1/12 - 10/31/13
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                               Short-Term            Long-Term
         Class            Dividends           Capital Gains        Capital Gains
--------------------------------------------------------------------------------
           A               $0.1522                $ --                $ --
--------------------------------------------------------------------------------
           C               $0.0698                $ --                $ --
--------------------------------------------------------------------------------
           R               $0.0360                $ --                $ --
--------------------------------------------------------------------------------
           Y               $0.1856                $ --                $ --
--------------------------------------------------------------------------------
           Z               $0.1120                $ --                $ --
--------------------------------------------------------------------------------

The Barclays U.S. Treasury TIPS 1-10 Year Index is an unmanaged index comprised of U.S. Treasury Inflation Protected Securities (TIPS) having a maturity of at least 1 year and less than 10 years. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 12-16.

*  Class R shares were first publicly offered on September 13, 2013.

** Class Z shares were first publicly offered on April 26, 2013.

              Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/13 11

Performance Update | 10/31/13                                     Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Multi-Asset Real Return Fund at public offering price during the periods shown, compared to that of the Barclays U.S. Treasury TIPS 1-10 Year Index.

Average Annual Total Returns
(As of October 31, 2013)
--------------------------------------------------------------------------------
                                        Net Asset                Public Offering
Period                                  Value (NAV)              Price (POP)
--------------------------------------------------------------------------------
Life-of-Class
(5/3/10)                                10.20%                   8.76%
1 Year                                  14.72                    9.59
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated September 13, 2013)
--------------------------------------------------------------------------------
                                        Gross                    Net
--------------------------------------------------------------------------------
                                        1.24%                    1.22%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                              Pioneer Multi-Asset         Barclays U.S. Treasury
                              Real Return Fund            TIPS 1-10 Year Index
 5/31/2010                    $ 9,550                     $10,000
10/31/2010                    $10,351                     $10,481
10/31/2011                    $11,034                     $11,217
10/31/2012                    $11,918                     $11,797
10/31/2013                    $13,672                     $11,351

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through March 1, 2015, for Class A shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

12 Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/13

Performance Update | 10/31/13                                     Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Multi-Asset Real Return Fund during the periods shown, compared to that of the Barclays U.S. Treasury TIPS 1-10 Year Index.

Average Annual Total Returns
(As of October 31, 2013)
--------------------------------------------------------------------------------
                                        If                       If
Period                                  Held                     Redeemed
--------------------------------------------------------------------------------
Life-of-Class
(5/3/10)                                 9.38%                    9.38%
1 Year                                  13.93                    13.93
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated September 13, 2013)
--------------------------------------------------------------------------------
                                        Gross
--------------------------------------------------------------------------------
                                        1.97%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                              Pioneer Multi-Asset         Barclays U.S. Treasury
                              Real Return Fund            TIPS 1-10 Year Index
 5/31/2010                    $10,000                     $10,000
10/31/2010                    $10,816                     $10,481
10/31/2011                    $11,431                     $11,217
10/31/2012                    $12,252                     $11,797
10/31/2013                    $13,959                     $11,351

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

              Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/13 13

Performance Update | 10/31/13                                     Class R Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class R shares of Pioneer Multi-Asset Real Return Fund during the periods shown, compared to that of the Barclays U.S. Treasury TIPS 1-10 Year Index.

Average Annual Total Returns
(As of October 31, 2013)
--------------------------------------------------------------------------------
                                        If                       If
Period                                  Held                     Redeemed
--------------------------------------------------------------------------------
Life-of-Class
(9/13/13)                               10.19%                   10.19%
1 Year                                  14.69                    14.69
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated September 13, 2013)
--------------------------------------------------------------------------------
                                        Gross
--------------------------------------------------------------------------------
                                        1.52%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                              Pioneer Multi-Asset         Barclays U.S. Treasury
                              Real Return Fund            TIPS 1-10 Year Index
 5/31/2010                    $10,000                     $10,000
10/31/2010                    $10,836                     $10,481
10/31/2011                    $11,551                     $11,217
10/31/2012                    $12,477                     $11,797
10/31/2013                    $14,309                     $11,351

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class R shares for the period prior to the commencement of operations of Class R shares on September 13, 2013, is based on the performance of Class A shares, reduced to reflect the higher distribution and service fees of Class R shares. For the period beginning September 13, 2013, the actual performance of Class R shares is reflected. Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

14 Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/13

Performance Update | 10/31/13                                     Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Multi-Asset Real Return Fund during the periods shown, compared to that of the Barclays U.S. Treasury TIPS 1-10 Year Index.

Average Annual Total Returns
(As of October 31, 2013)
--------------------------------------------------------------------------------
                                        If                       If
Period                                  Held                     Redeemed
--------------------------------------------------------------------------------
Life-of-Class
(5/3/10)                                10.53%                   10.53%
1 Year                                  15.07                    15.07
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated September 13, 2013)
--------------------------------------------------------------------------------
                                        Gross                    Net
--------------------------------------------------------------------------------
                                        0.93%                    0.92%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                              Pioneer Multi-Asset         Barclays U.S. Treasury
                              Real Return Fund            TIPS 1-10 Year Index
 5/31/2010                    $5,000,000                  $5,000,000
10/31/2010                    $5,428,135                  $5,240,513
10/31/2011                    $5,801,896                  $5,608,553
10/31/2012                    $6,284,926                  $5,898,408
10/31/2013                    $7,231,801                  $5,675,535

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through March 1, 2015, for Class Y shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

              Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/13 15

Performance Update | 10/31/13                                     Class Z Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class Z shares of Pioneer Multi-Asset Real Return Fund during the periods shown, compared to that of the Barclays U.S. Treasury TIPS 1-10 Year Index.

Average Annual Total Returns
(As of October 31, 2013)
--------------------------------------------------------------------------------
                                        If                       If
Period                                  Held                     Redeemed
--------------------------------------------------------------------------------
Life-of-Class
(4/26/13)                               10.25%                   10.25%
1 Year                                  14.91                    14.91
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus September 13, 2013)
--------------------------------------------------------------------------------
                                        Gross
--------------------------------------------------------------------------------
                                        0.97%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                              Pioneer Multi-Asset         Barclays U.S. Treasury
                              Real Return Fund            TIPS 1-10 Year Index
 5/31/2010                    $10,000                     $10,000
10/31/2010                    $10,836                     $10,481
10/31/2011                    $11,551                     $11,217
10/31/2012                    $12,477                     $11,797
10/31/2013                    $14,337                     $11,351

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance shown for periods prior to the inception of Class Z shares on April 26, 2013, is the net asset value performance of the Fund's Class A shares. The performance does not reflect differences in expenses, including the Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares are generally higher than those of Class Z shares, the performance for Class Z shares prior to their inception on April 26, 2013, would have been higher than that shown. For the period beginning April 26, 2013, the actual performance of Class Z shares is reflected. Class Z shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

16 Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/13

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)  Divide your account value by $1,000
     Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Multi-Asset Real Return Fund

Based on actual returns from May 1, 2013, through October 31, 2013.

---------------------------------------------------------------------------------
Share Class                A           C          R           Y            Z
---------------------------------------------------------------------------------
Beginning Account      $1,000.00   $1,000.00   $1,000.00   $1,000.00   $1,000.00
Value on 5/1/13
---------------------------------------------------------------------------------
Ending Account         $1,004.20   $1,000.44   $1,047.60   $1,004.98   $  907.77
Value (after expenses)
On 10/31/13
---------------------------------------------------------------------------------
Expenses Paid          $    6.16   $   10.08   $    1.62   $    4.65   $    5.15
During Period*
---------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio plus the expense ratio of the underlying funds. These combined totals were of 1.28%, 2.05%, 1.42%, 0.98%, and 1.18% for Class A, Class C, Class R, Class Y and Class Z shares, respectively. These combined ratios were multiplied by the average account value over the period, and then multiplied by 184/365 (49/365 for Class R shares)(to reflect the partial year period).

              Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/13 17

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Multi-Asset Real Return Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from May 1, 2013, through October 31, 2013.

---------------------------------------------------------------------------------
Share Class                 A          C           R           Y           Z
---------------------------------------------------------------------------------
Beginning Account      $1,000.00   $1,000.00   $1,000.00   $1,000.00   $1,000.00
Value on 5/1/13
---------------------------------------------------------------------------------
Ending Account         $1,019.06   $1,015.12   $1,005.13   $1,020.57   $1,019.81
Value (after expenses)
On 10/31/13
---------------------------------------------------------------------------------
Expenses Paid          $    6.21   $   10.16   $    1.59   $    4.69   $    5.45
During Period*
---------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio plus the expense ratio of the underlying funds. These combined totals were of 1.28%, 2.05%, 1.42%, 0.98%, and 1.18% for Class A, Class C, Class R, Class Y and Class Z shares, respectively. These combined ratios were multiplied by the average account value over the period, and then multiplied by 184/365 (49/365 for Class R shares)(to reflect the partial year period).

18 Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/13

Schedule of Investments | 10/31/13 (Consolidated)

--------------------------------------------------------------------------------------------------------------
                 Floating       S&P/Moody's
 Principal       Rate (b)       Ratings
 Amount ($)      (unaudited)    (unaudited)                                                  Value
--------------------------------------------------------------------------------------------------------------
                                               CONVERTIBLE CORPORATE
                                               BONDS -- 0.4%
                                               MATERIALS -- 0.1%
                                               Precious Metals & Minerals -- 0.1%
    1,400,000                         NR/NR    Aquarius Platinum, Ltd., 4.0%,
                                               12/18/15                                      $       1,120,000
                                                                                             -----------------
                                               Total Materials                               $       1,120,000
--------------------------------------------------------------------------------------------------------------
                                               DIVERSIFIED FINANCIALS -- 0.3%
                                               Asset Management & Custody
                                               Banks -- 0.3%
    1,850,000                        BBB/NR    Prospect Capital Corp., 5.50%,
                                               8/15/16                                       $       1,933,250
      950,000                        BBB/NR    Prospect Capital Corp., 5.75%,
                                               3/15/18                                                 993,938
                                                                                             -----------------
                                                                                             $       2,927,188
                                                                                             -----------------
                                               Total Diversified Financials                  $       2,927,188
--------------------------------------------------------------------------------------------------------------
                                               TOTAL CONVERTIBLE
                                               CORPORATE BONDS
                                               (Cost $4,029,221)                             $       4,047,188
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
 Shares
--------------------------------------------------------------------------------------------------------------
                                               PREFERRED STOCKS -- 0.9%
                                               REAL ESTATE -- 0.9%
                                               Diversified REIT -- 0.2%
       95,999                         NR/NR    First Potomac Realty Trust, 7.75%
                                               (Perpetual)                                   $       2,411,015
--------------------------------------------------------------------------------------------------------------
                                               Office REIT -- 0.2%
       94,999                         NR/NR    CoreSite Realty Corp., 7.25%
                                               (Perpetual)                                   $       2,227,727
--------------------------------------------------------------------------------------------------------------
                                               Retail REIT -- 0.1%
          507                         NR/NR    Wheeler Real Estate Investment Trust,
                                               Inc., 9.0%, 9/21/13                           $         514,605
--------------------------------------------------------------------------------------------------------------
                                               Specialized REIT -- 0.4%
       91,866                         NR/NR    LaSalle Hotel Properties, 7.5%
                                               (Perpetual)                                   $       2,271,387
      100,000                         NR/NR    Pebblebrook Hotel Trust, 6.5%
                                               (Perpetual)                                           2,113,000
                                                                                             -----------------
                                                                                             $       4,384,387
                                                                                             -----------------
                                               Total Real Estate                             $       9,537,734
--------------------------------------------------------------------------------------------------------------
                                               TOTAL PREFERRED STOCKS
                                               (Cost $10,375,956)                            $       9,537,734
--------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

              Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/13 19

--------------------------------------------------------------------------------------------------------------
                 Floating       S&P/Moody's
                 Rate (b)       Ratings
 Shares          (unaudited)    (unaudited)                                                  Value
--------------------------------------------------------------------------------------------------------------
                                               COMMON STOCKS -- 73.5%
                                               ENERGY -- 2.5%
                                               Oil & Gas Drilling -- 0.2%
      773,964                                  China Oilfield Services, Ltd.                 $       2,163,822
--------------------------------------------------------------------------------------------------------------
                                               Oil & Gas Equipment &
                                               Services -- 1.0%
       35,690                                  Baker Hughes, Inc.                            $       2,073,232
    2,060,563                                  Ezion Holdings, Ltd.                                  3,712,663
    3,244,883                                  Hilong Holding, Ltd.                                  2,154,019
    4,458,807                                  Termbray Petro-King Oilfield
                                               Services, Ltd.*                                       2,332,081
                                                                                             -----------------
                                                                                             $      10,271,995
--------------------------------------------------------------------------------------------------------------
                                               Integrated Oil & Gas -- 0.2%
    2,153,851                                  PetroChina Co., Ltd.                          $       2,435,895
--------------------------------------------------------------------------------------------------------------
                                               Oil & Gas Exploration &
                                               Production -- 0.3%
       26,824                                  Gulfport Energy Corp.*                        $       1,574,301
      700,000                                  Kunlun Energy Co., Ltd.                               1,146,209
                                                                                             -----------------
                                                                                             $       2,720,510
--------------------------------------------------------------------------------------------------------------
                                               Oil & Gas Refining &
                                               Marketing -- 0.3%
    5,560,244                                  Newocean Energy Holdings, Ltd.                $       3,387,415
--------------------------------------------------------------------------------------------------------------
                                               Oil & Gas Storage &
                                               Transportation -- 0.5%
   13,074,149                                  China Suntien Green Energy
                                               Corp, Ltd.*                                   $       4,554,380
                                                                                             -----------------
                                               Total Energy                                  $      25,534,017
--------------------------------------------------------------------------------------------------------------
                                               MATERIALS -- 4.0%
                                               Commodity Chemicals -- 0.4%
      562,000                                  Asahi Kasei Corp.                             $       4,275,493
--------------------------------------------------------------------------------------------------------------
                                               Diversified Chemicals -- 0.7%
       38,419                                  PPG Industries, Inc.                          $       7,014,541
--------------------------------------------------------------------------------------------------------------
                                               Industrial Gases -- 0.2%
        9,986                                  Linde AG                                      $       1,898,784
--------------------------------------------------------------------------------------------------------------
                                               Specialty Chemicals -- 1.3%
      175,076                                  Clariant AG                                   $       3,095,889
       56,966                                  Ecolab, Inc.                                          6,038,396
          787                                  Sika AG                                               2,485,523
       32,005                                  The Valspar Corp.                                     2,239,390
                                                                                             -----------------
                                                                                             $      13,859,198
--------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20 Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/13

--------------------------------------------------------------------------------------------------------------
                 Floating       S&P/Moody's
                 Rate (b)       Ratings
 Shares          (unaudited)    (unaudited)                                                  Value
--------------------------------------------------------------------------------------------------------------
                                               Construction Materials -- 0.8%
    1,202,755                                  Indocement Tunggal Prakarsa Tbk PT            $       2,226,740
      624,000                                  Taiheiyo Cement Corp.                                 2,640,325
    2,003,000                                  Taiwan Cement Corp.                                   2,905,976
                                                                                             -----------------
                                                                                             $       7,773,041
--------------------------------------------------------------------------------------------------------------
                                               Diversified Metals & Mining -- 0.2%
       38,047                                  Rio Tinto Plc                                 $       1,930,455
--------------------------------------------------------------------------------------------------------------
                                               Steel -- 0.4%
      226,000                                  Fortescue Metals Group, Ltd.                  $       1,114,016
       58,589                                  Nucor Corp.                                           3,033,153
                                                                                             -----------------
                                                                                             $       4,147,169
                                                                                             -----------------
                                               Total Materials                               $      40,898,681
--------------------------------------------------------------------------------------------------------------
                                               CAPITAL GOODS -- 10.5%
                                               Aerospace & Defense -- 3.1%
       90,276                                  European Aeronautic Defence and
                                               Space Co NV                                   $       6,202,999
        6,500                                  Precision Castparts Corp.                             1,647,425
       45,447                                  Raytheon Co.                                          3,743,469
       97,480                                  The Boeing Co.                                       12,721,140
       39,712                                  United Technologies Corp.                             4,219,400
       20,662                                  Zodiac Aerospace                                      3,309,101
                                                                                             -----------------
                                                                                             $      31,843,534
--------------------------------------------------------------------------------------------------------------
                                               Building Products -- 0.4%
       12,298                                  Geberit AG                                    $       3,683,335
--------------------------------------------------------------------------------------------------------------
                                               Construction & Engineering -- 1.2%
    2,239,703                                  China Singyes Solar Technologies
                                               Holdings, Ltd.                                $       2,427,974
    2,012,770                                  China State Construction International
                                               Holdings, Ltd.                                        3,394,718
    1,122,900                                  Gamuda Bhd                                            1,731,180
       34,830                                  Hyundai Engineering & Construction
                                               Co, Ltd.                                              1,998,429
      316,168                                  Yumeshin Holdings Co, Ltd.                            2,318,741
                                                                                             -----------------
                                                                                             $      11,871,042
--------------------------------------------------------------------------------------------------------------
                                               Electrical Components &
                                               Equipment -- 1.7%
       66,439                                  Eaton Corp Plc                                $       4,687,936
       57,634                                  Emerson Electric Co.                                  3,859,749
      321,000                                  Hitachi, Ltd.                                         2,242,308
       54,010                                  Rockwell Automation, Inc.                             5,963,244
                                                                                             -----------------
                                                                                             $      16,753,237
--------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

              Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/13 21

--------------------------------------------------------------------------------------------------------------
                 Floating       S&P/Moody's
                 Rate (b)       Ratings
 Shares          (unaudited)    (unaudited)                                                  Value
--------------------------------------------------------------------------------------------------------------
                                               Industrial Conglomerates -- 1.6%
    8,896,361                                  Alliance Global Group, Inc.                   $       5,433,837
      386,856                                  Beijing Enterprises Holdings, Ltd.                    3,175,465
    2,444,821                                  CITIC Pacific, Ltd.                                   3,489,863
      312,000                                  Keppel Corp., Ltd.                                    2,727,432
    1,105,534                                  Turkiye Sise ve Cam Fabrikalari AS                    1,625,163
                                                                                             -----------------
                                                                                             $      16,451,760
--------------------------------------------------------------------------------------------------------------
                                               Construction & Farm Machinery &
                                               Heavy Trucks -- 0.5%
       25,000                                  PACCAR, Inc.                                  $       1,390,000
    1,022,790                                  Sembcorp Marine, Ltd.                                 3,707,957
                                                                                             -----------------
                                                                                             $       5,097,957
--------------------------------------------------------------------------------------------------------------
                                               Industrial Machinery -- 1.9%
    2,726,840                                  CIMC Enric Holdings, Ltd.                     $       3,831,123
      404,091                                  Interpump Group S.p.A.                                4,492,508
      185,000                                  Nabtesco Corp.                                        4,513,108
    1,179,478                                  Sarin Technologies, Ltd.                              1,804,936
       42,842                                  Stanley Black & Decker, Inc.                          3,388,374
       28,423                                  The Gorman-Rupp Co.                                   1,157,953
                                                                                             -----------------
                                                                                             $      19,188,002
--------------------------------------------------------------------------------------------------------------
                                               Trading Companies &
                                               Distributors -- 0.1%
       22,060                                  Samsung C&T Corp.                             $       1,309,326
                                                                                             -----------------
                                               Total Capital Goods                           $     106,198,193
--------------------------------------------------------------------------------------------------------------
                                               COMMERCIAL SERVICES &
                                               SUPPLIES -- 1.5%
                                               Environmental & Facilities
                                               Services -- 0.5%
    8,957,311                                  Beijing Enterprises Water Group, Ltd.         $       3,983,520
       36,196                                  Waste Management, Inc.                                1,575,974
                                                                                             -----------------
                                                                                             $       5,559,494
--------------------------------------------------------------------------------------------------------------
                                               Diversified Support Services -- 0.2%
    1,805,567                                  Blue Label Telecoms, Ltd.                     $       1,696,869
--------------------------------------------------------------------------------------------------------------
                                               Security & Alarm Services -- 0.8%
       62,892                                  Secom Co, Ltd.                                $       3,792,031
      111,132                                  Tyco International, Ltd.                              4,061,875
                                                                                             -----------------
                                                                                             $       7,853,906
                                                                                             -----------------
                                               Total Commercial Services &
                                               Supplies                                      $      15,110,269
--------------------------------------------------------------------------------------------------------------
                                               TRANSPORTATION -- 2.2%
                                               Air Freight & Logistics -- 0.3%
      23,051                                   FedEx Corp.                                   $       3,019,681
--------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

22 Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/13

--------------------------------------------------------------------------------------------------------------
                 Floating       S&P/Moody's
                 Rate (b)       Ratings
 Shares          (unaudited)    (unaudited)                                                  Value
--------------------------------------------------------------------------------------------------------------
                                               Railroads -- 1.0%
       20,000                                  Central Japan Railway Co.                     $       2,590,306
      175,858                                  CSX Corp.                                             4,582,859
    5,824,673                                  Guangshen Railway Co, Ltd.                            3,091,338
                                                                                             -----------------
                                                                                             $      10,264,503
--------------------------------------------------------------------------------------------------------------
                                               Airport Services -- 0.5%
    4,171,719                                  Beijing Capital International Airport
                                               Co., Ltd.                                     $       2,941,419
        3,105                                  Flughafen Zuerich AG                                  1,724,104
                                                                                             -----------------
                                                                                             $       4,665,523
--------------------------------------------------------------------------------------------------------------
                                               Highways & Railtracks -- 0.4%
    5,222,889                                  Anhui Expressway Co, Ltd.                     $       2,924,736
    3,200,000                                  Shenzhen Expressway Co, Ltd.                          1,343,001
                                                                                             -----------------
                                                                                             $       4,267,737
                                                                                             -----------------
                                               Total Transportation                          $      22,217,444
--------------------------------------------------------------------------------------------------------------
                                               AUTOMOBILES &
                                               COMPONENTS -- 4.8%
                                               Auto Parts & Equipment -- 1.7%
       21,247                                  Autoliv, Inc.                                 $       1,895,870
      125,671                                  Brembo S.p.A.                                         3,326,532
       41,000                                  Johnson Controls, Inc.                                1,892,150
       60,000                                  NGK Spark Plug Co, Ltd.                               1,369,033
    8,450,975                                  Xinyi Glass Holdings, Ltd.                            8,363,897
                                                                                             -----------------
                                                                                             $      16,847,482
--------------------------------------------------------------------------------------------------------------
                                               Tires & Rubber -- 0.2%
       18,263                                  Cie Generale des Etablissements
                                               Michelin                                      $       1,908,208
--------------------------------------------------------------------------------------------------------------
                                               Automobile Manufacturers -- 2.9%
       36,492                                  Bayerische Motoren Werke AG                   $       4,141,732
       67,564                                  Daimler AG                                            5,547,475
      257,102                                  Ford Motor Co.                                        4,399,015
      159,500                                  Fuji Heavy Industries, Ltd.                           4,363,881
      635,885                                  Great Wall Motor Co, Ltd.                             3,713,676
       13,978                                  Hyundai Motor Co.                                     3,340,359
      546,197                                  Mazda Motor Corp.                                     2,459,600
      186,000                                  Nissan Motor Co, Ltd.                                 1,862,539
                                                                                             -----------------
                                                                                             $      29,828,277
                                                                                             -----------------
                                               Total Automobiles & Components                $      48,583,967
--------------------------------------------------------------------------------------------------------------
                                               CONSUMER DURABLES &
                                               APPAREL -- 2.2%
                                               Consumer Electronics -- 0.2%
      222,700                                  Panasonic Corp.                               $       2,240,586
--------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

              Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/13 23

--------------------------------------------------------------------------------------------------------------
                 Floating       S&P/Moody's
                 Rate (b)       Ratings
 Shares          (unaudited)    (unaudited)                                                  Value
--------------------------------------------------------------------------------------------------------------
                                               Home Furnishings -- 0.4%
    1,059,297                                  Man Wah Holdings, Ltd.                        $       1,828,357
      478,875                                  Poltrona Frau S.p.A.*                                 1,574,096
                                                                                             -----------------
                                                                                             $       3,402,453
--------------------------------------------------------------------------------------------------------------
                                               Homebuilding -- 0.3%
      142,883                                  West Holdings Corp.                           $       2,448,684
--------------------------------------------------------------------------------------------------------------
                                               Household Appliances -- 0.2%
      902,209                                  Techtronic Industries Co.                     $       2,267,243
--------------------------------------------------------------------------------------------------------------
                                               Apparel, Accessories & Luxury
                                               Goods -- 1.1%
       19,081                                  Christian Dior SA                             $       3,625,515
       27,850                                  Cie Financiere Richemont SA                           2,850,658
      574,000                                  Makalot Industrial Co, Ltd.                           3,466,302
       44,841                                  Salvatore Ferragamo S.p.A.                            1,537,524
                                                                                             -----------------
                                                                                             $      11,479,999
                                                                                             -----------------
                                               Total Consumer Durables & Apparel             $      21,838,965
--------------------------------------------------------------------------------------------------------------
                                               CONSUMER SERVICES -- 3.1%
                                               Casinos & Gaming -- 2.4%
      941,380                                  Galaxy Entertainment Group, Ltd.*             $       7,011,447
      179,900                                  Grand Korea Leisure Co., Ltd.                         6,559,555
       21,613                                  Las Vegas Sands Corp.                                 1,517,665
   11,396,869                                  Melco Crown Philippines Resorts
                                               Corp.*                                                3,319,318
      250,000                                  Sands China, Ltd.                                     1,774,904
    1,057,500                                  SJM Holdings, Ltd.                                    3,421,595
      320,000                                  Wynn Macau, Ltd.                                      1,230,321
                                                                                             -----------------
                                                                                             $      24,834,805
--------------------------------------------------------------------------------------------------------------
                                               Hotels, Resorts & Cruise
                                               Lines -- 0.5%
      115,599                                  Aitken Spence Hotel Holdings Plc              $          57,484
       68,000                                  Marriott International, Inc.                          3,065,440
       29,000                                  Starwood Hotels & Resorts
                                               Worldwide, Inc.                                       2,134,980
                                                                                             -----------------
                                                                                             $       5,257,904
--------------------------------------------------------------------------------------------------------------
                                               Leisure Facilities -- 0.1%
    2,394,720                                  Travellers International Hotel
                                               Group, Inc.*                                  $         625,071
--------------------------------------------------------------------------------------------------------------
                                               Specialized Consumer
                                               Services -- 0.1%
       29,445                                  Beauty Garage, Inc.*                          $         884,032
                                                                                             -----------------
                                               Total Consumer Services                       $      31,601,812
--------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

24 Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/13

--------------------------------------------------------------------------------------------------------------
                 Floating       S&P/Moody's
                 Rate (b)       Ratings
 Shares          (unaudited)    (unaudited)                                                  Value
--------------------------------------------------------------------------------------------------------------
                                               MEDIA -- 3.3%
                                               Advertising -- 0.3%
    3,655,221                                  SinoMedia Holding, Ltd.                       $       3,404,026
--------------------------------------------------------------------------------------------------------------
                                               Broadcasting -- 0.6%
      106,158                                  CBS Corp. (Class B)                           $       6,278,184
--------------------------------------------------------------------------------------------------------------
                                               Cable & Satellite -- 0.4%
       88,378                                  Comcast Corp.                                 $       4,205,025
--------------------------------------------------------------------------------------------------------------
                                               Movies & Entertainment -- 1.5%
       67,140                                  The Walt Disney Co.                           $       4,605,133
       32,453                                  Time Warner, Inc.                                     2,230,819
       65,000                                  Twenty-First Century Fox, Inc.                        2,215,200
       72,753                                  Viacom, Inc. (Class B)                                6,059,597
                                                                                             -----------------
                                                                                             $      15,110,749
--------------------------------------------------------------------------------------------------------------
                                               Publishing -- 0.5%
      333,383                                  Reed Elsevier Plc                             $       4,669,946
                                                                                             -----------------
                                               Total Media                                   $      33,667,930
--------------------------------------------------------------------------------------------------------------
                                               RETAILING -- 0.7%
                                               Home Improvement Retail -- 0.7%
       31,026                                  Lowe's Companies, Inc.                        $       1,544,474
       64,623                                  The Home Depot, Inc.                                  5,033,485
                                                                                             -----------------
                                                                                             $       6,577,959
                                                                                             -----------------
                                               Total Retailing                               $       6,577,959
--------------------------------------------------------------------------------------------------------------
                                               FOOD & STAPLES RETAILING -- 0.8%
                                               Drug Retail -- 0.2%
       37,890                                  Sugi Holdings Co, Ltd.                        $       1,585,505
--------------------------------------------------------------------------------------------------------------
                                               Food Retail -- 0.2%
       40,400                                  Magnit OJSC (G.D.R.)                          $       2,598,366
--------------------------------------------------------------------------------------------------------------
                                               Hypermarkets & Super
                                               Centers -- 0.4%
        5,455                                  E-Mart Co, Ltd.                               $       1,305,331
    1,676,670                                  Sun Art Retail Group, Ltd.                            2,744,377
                                                                                             -----------------
                                                                                             $       4,049,708
                                                                                             -----------------
                                               Total Food & Staples Retailing                $       8,233,579
--------------------------------------------------------------------------------------------------------------
                                               FOOD, BEVERAGE &
                                               TOBACCO -- 2.4%
                                               Soft Drinks -- 0.5%
       69,040                                  PepsiCo, Inc.                                 $       5,805,574
--------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

              Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/13 25

--------------------------------------------------------------------------------------------------------------
                 Floating       S&P/Moody's
                 Rate (b)       Ratings
 Shares          (unaudited)    (unaudited)                                                  Value
--------------------------------------------------------------------------------------------------------------
                                               Packaged Foods & Meats -- 1.9%
    4,537,164                                  Del Monte Pacific, Ltd.                       $       3,003,003
       45,156                                  Nestle SA                                             3,267,198
       62,659                                  The Hershey Co.                                       6,218,279
      259,540                                  Ulker Biskuvi Sanayi AS                               1,985,899
    1,536,000                                  Universal Robina Corp.                                4,547,200
                                                                                             -----------------
                                                                                             $      19,021,579
                                                                                             -----------------
                                               Total Food, Beverage & Tobacco                $      24,827,153
--------------------------------------------------------------------------------------------------------------
                                               HOUSEHOLD & PERSONAL
                                               PRODUCTS -- 0.4%
                                               Personal Products -- 0.4%
      301,398                                  Hypermarcas SA                                $       2,636,449
    2,986,856                                  Prince Frog International
                                               Holdings, Ltd.                                        1,795,180
                                                                                             -----------------
                                                                                             $       4,431,629
                                                                                             -----------------
                                               Total Household & Personal
                                               Products                                      $       4,431,629
--------------------------------------------------------------------------------------------------------------
                                               HEALTH CARE EQUIPMENT &
                                               SERVICES -- 2.1%
                                               Health Care Equipment -- 1.1%
      116,759                                  Abbott Laboratories                           $       4,267,541
       17,920                                  Covidien Plc                                          1,148,851
       20,486                                  Sonova Holding AG                                     2,666,660
       16,174                                  Straumann Holding AG                                  3,226,569
                                                                                             -----------------
                                                                                             $      11,309,621
--------------------------------------------------------------------------------------------------------------
                                               Health Care Supplies -- 0.6%
      133,000                                  Ginko International Co, Ltd.                  $       2,534,056
      107,746                                  St Shine Optical Co, Ltd.                             3,165,555
                                                                                             -----------------
                                                                                             $       5,699,611
--------------------------------------------------------------------------------------------------------------
                                               Managed Health Care -- 0.4%
       59,000                                  Cigna Corp.                                   $       4,541,820
                                                                                             -----------------
                                               Total Health Care Equipment &
                                               Services                                      $      21,551,052
--------------------------------------------------------------------------------------------------------------
                                               PHARMACEUTICALS,
                                               BIOTECHNOLOGY & LIFE
                                               SCIENCES -- 4.5%
                                               Biotechnology -- 0.3%
       44,493                                  Actelion, Ltd.                                $       3,444,087
--------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

26 Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/13

--------------------------------------------------------------------------------------------------------------
                 Floating       S&P/Moody's
                 Rate (b)       Ratings
 Shares          (unaudited)    (unaudited)                                                  Value
--------------------------------------------------------------------------------------------------------------
                                               Pharmaceuticals -- 3.6%
       79,284                                  Aspen Pharmacare Holdings, Ltd.               $       2,204,529
       31,942                                  Bayer AG                                              3,972,955
    4,193,399                                  China Medical System Holdings, Ltd.                   3,772,116
      912,541                                  Genomma Lab Internacional
                                               SAB de CV*                                            2,436,387
      386,957                                  Glenmark Pharmaceuticals, Ltd.                        3,530,467
      112,964                                  Johnson & Johnson                                    10,461,596
       36,940                                  Roche Holding AG                                     10,225,230
                                                                                             -----------------
                                                                                             $      36,603,280
--------------------------------------------------------------------------------------------------------------
                                               Life Sciences Tools &
                                               Services -- 0.6%
       58,110                                  Thermo Fisher Scientific, Inc.                $       5,681,996
                                                                                             -----------------
                                               Total Pharmaceuticals,
                                               Biotechnology & Life Sciences                 $      45,729,363
--------------------------------------------------------------------------------------------------------------
                                               BANKS -- 8.1%
                                               Diversified Banks -- 8.1%
       56,217                                  Australia & New Zealand Banking
                                               Group, Ltd.                                   $       1,798,330
    1,764,900                                  Bank of the Philippine Islands                        4,084,084
    2,798,500                                  Bank Rakyat Indonesia Persero
                                               Tbk PT                                                1,956,875
    1,274,525                                  BDO Unibank, Inc.                                     2,392,022
    2,799,820                                  Commercial Bank of Ceylon Plc                         2,528,480
       18,743                                  Credicorp, Ltd.                                       2,582,785
      824,396                                  First Gulf Bank PJSC                                  3,638,109
       42,260                                  Hana Financial Group, Inc.                            1,626,560
    1,869,935                                  Hatton National Bank Plc                              2,099,644
    4,580,686                                  Industrial & Commercial Bank of
                                               China, Ltd.                                           3,205,320
      203,980                                  Itau Unibanco Holding SA (A.D.R.)                     3,143,332
       15,708                                  Komercni Banka AS                                     3,904,828
    3,364,850                                  Krung Thai Bank PCL                                   2,191,417
    1,864,200                                  Metropolitan Bank & Trust                             3,834,734
      379,200                                  Mitsubishi UFJ Financial Group, Inc.                  2,398,982
    1,045,803                                  National Development Bank Plc                         1,262,777
      108,952                                  Nedbank Group, Ltd.                                   2,365,415
      765,566                                  Nordea Bank AB                                        9,825,584
      234,244                                  Powszechna Kasa Oszczednosci
                                               Bank Polski SA                                        3,101,766
       51,493                                  Qatar National Bank SAQ                               2,349,077
      724,519                                  Sampath Bank Plc                                        946,065
      929,332                                  Siam Commercial Bank PCL                              4,904,559
      213,100                                  Sumitomo Mitsui Financial Group, Inc.                10,265,289

The accompanying notes are an integral part of these financial statements.

              Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/13 27

--------------------------------------------------------------------------------------------------------------
                 Floating       S&P/Moody's
                 Rate (b)       Ratings
 Shares          (unaudited)    (unaudited)                                                  Value
--------------------------------------------------------------------------------------------------------------
                                               Diversified Banks -- (continued)
      243,060                                  Turkiye Halk Bankasi AS                       $       1,955,554
          146                                  United Overseas Bank, Ltd.                                2,447
   28,864,002                                  Zenith Bank Plc                                       3,915,180
                                                                                             -----------------
                                                                                             $      82,279,215
                                                                                             -----------------
                                               Total Banks                                   $      82,279,215
--------------------------------------------------------------------------------------------------------------
                                               DIVERSIFIED FINANCIALS -- 3.6%
                                               Other Diversified Financial
                                               Services -- 0.3%
       75,882                                  Intercorp Financial Services, Inc.            $       2,538,253
--------------------------------------------------------------------------------------------------------------
                                               Consumer Finance -- 0.7%
       42,126                                  American Express Co.                          $       3,445,907
       76,183                                  Discover Financial Services, Inc.                     3,952,374
                                                                                             -----------------
                                                                                             $       7,398,281
--------------------------------------------------------------------------------------------------------------
                                               Asset Management & Custody
                                               Banks -- 1.9%
      988,454                                  Aberdeen Asset Management Plc                 $       7,023,495
      272,443                                  Blackstone Group LP                                   7,159,802
      197,001                                  KKR & Co LP                                           4,324,172
       61,000                                  THL Credit, Inc.                                        991,250
                                                                                             -----------------
                                                                                             $      19,498,719
--------------------------------------------------------------------------------------------------------------
                                               Investment Banking &
                                               Brokerage -- 0.7%
      372,000                                  Daiwa Securities Group, Inc.                  $       3,388,379
      143,089                                  The Charles Schwab Corp.                              3,240,966
                                                                                             -----------------
                                                                                             $       6,629,345
                                                                                             -----------------
                                               Total Diversified Financials                  $      36,064,598
--------------------------------------------------------------------------------------------------------------
                                               INSURANCE -- 5.8%
                                               Life & Health Insurance -- 2.4%
      506,251                                  AIA Group, Ltd.                               $       2,566,783
      155,274                                  Discovery, Ltd.                                       1,312,290
      122,178                                  Lincoln National Corp.                                5,548,103
       73,381                                  Prudential Financial, Inc.                            5,972,480
      193,334                                  Prudential Plc                                        3,959,090
       24,805                                  Swiss Life Holding AG                                 4,926,237
                                                                                             -----------------
                                                                                             $      24,284,983
--------------------------------------------------------------------------------------------------------------
                                               Multi-line Insurance -- 1.1%
       66,088                                  Allianz SE*                                   $      11,123,538
--------------------------------------------------------------------------------------------------------------
                                               Property & Casualty
                                               Insurance -- 1.4%
    2,796,000                                  PICC Property & Casualty Co, Ltd.             $       4,269,878

The accompanying notes are an integral part of these financial statements.

28 Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/13

--------------------------------------------------------------------------------------------------------------
                 Floating       S&P/Moody's
                 Rate (b)       Ratings
 Shares          (unaudited)    (unaudited)                                                  Value
--------------------------------------------------------------------------------------------------------------
                                               Property & Casualty
                                               Insurance -- (continued)
       63,901                                  The Travelers Companies, Inc.                 $       5,514,656
      114,800                                  Tokio Marine Holdings, Inc.                           3,764,178
                                                                                             -----------------
                                                                                             $      13,548,712
--------------------------------------------------------------------------------------------------------------
                                               Reinsurance -- 0.9%
       92,494                                  Korean Reinsurance Co.                        $       1,036,506
       20,924                                  Muenchener Rueckversicherungs AG                      4,374,443
       45,022                                  Swiss Re AG                                           3,952,205
                                                                                             -----------------
                                                                                             $       9,363,154
                                                                                             -----------------
                                               Total Insurance                               $      58,320,387
--------------------------------------------------------------------------------------------------------------
                                               REAL ESTATE -- 3.1%
                                               Diversified REIT -- 0.1%
    1,000,000                                  Suntec Real Estate Investment
                                               Trust (144A)                                  $       1,381,849
--------------------------------------------------------------------------------------------------------------
                                               Industrial REIT -- 0.7%
    1,118,773                                  Ascendas Real Estate Investment Trust         $       2,136,814
    1,937,679                                  Cache Logistics Trust (144A)                          1,865,269
    1,163,786                                  Mapletree Industrial Trust                            1,298,629
    1,464,465                                  Mapletree Logistics Trust (144A)                      1,291,822
                                                                                             -----------------
                                                                                             $       6,592,534
--------------------------------------------------------------------------------------------------------------
                                               Mortgage REIT -- 0.1%
       40,000                                  Starwood Property Trust, Inc.                 $       1,027,600
--------------------------------------------------------------------------------------------------------------
                                               Office REIT -- 0.0%+
          708                                  Keppel Real Estate Investment
                                               Trust (144A)                                  $             690
--------------------------------------------------------------------------------------------------------------
                                               Retail REIT -- 0.1%
    1,293,806                                  Mapletree Commercial Trust                    $       1,313,320
--------------------------------------------------------------------------------------------------------------
                                               Specialized REIT -- 0.5%
       30,727                                  HCP, Inc.                                     $       1,275,170
      924,217                                  Parkway Life Real Estate Investment
                                               Trust                                                 1,809,543
       21,000                                  Rayonier, Inc. (144A)                                   987,420
       32,000                                  Weyerhaeuser Co.                                        972,800
                                                                                             -----------------
                                                                                             $       5,044,933
--------------------------------------------------------------------------------------------------------------
                                               Diversified Real Estate
                                               Activities -- 0.7%
   75,729,497                                  Century Properties Group, Inc.                $       3,184,966
       86,000                                  Mitsui Fudosan Co, Ltd.                               2,841,778
           59                                  Swire Pacific, Ltd.                                         682
      230,000                                  Takara Leben Co, Ltd.                                   908,141
                                                                                             -----------------
                                                                                             $       6,935,567
--------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

              Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/13 29

--------------------------------------------------------------------------------------------------------------
                 Floating       S&P/Moody's
                 Rate (b)       Ratings
 Shares          (unaudited)    (unaudited)                                                  Value
--------------------------------------------------------------------------------------------------------------
                                               Real Estate Operating
                                               Companies -- 0.0%+
       23,825                                  Lifestyle Properties Development,
                                               Ltd.*                                         $           4,824
--------------------------------------------------------------------------------------------------------------
                                               Real Estate Development -- 0.9%
      211,552                                  Cheung Kong Holdings, Ltd.                    $       3,304,651
    3,181,654                                  Mah Sing Group Bhd                                    2,256,057
   38,818,555                                  Megaworld Corp.                                       3,444,811
                                                                                             -----------------
                                                                                             $       9,005,519
                                                                                             -----------------
                                               Total Real Estate                             $      31,306,836
--------------------------------------------------------------------------------------------------------------
                                               SOFTWARE & SERVICES -- 1.6%
                                               Internet Software &
                                               Services -- 0.1%
       12,800                                  Enigmo, Inc.*                                 $         910,652
--------------------------------------------------------------------------------------------------------------
                                               IT Consulting & Other
                                               Services -- 0.1%
    5,714,325                                  China ITS Holdings Co., Ltd.                  $       1,495,281
--------------------------------------------------------------------------------------------------------------
                                               Data Processing & Outsourced
                                               Services -- 0.9%
       10,030                                  MasterCard, Inc.                              $       7,192,513
        9,116                                  Visa, Inc.                                            1,792,844
                                                                                             -----------------
                                                                                             $       8,985,357
--------------------------------------------------------------------------------------------------------------
                                               Application Software -- 0.5%
       76,914                                  Adobe Systems, Inc.*                          $       4,168,739
       43,100                                  Broadleaf Co, Ltd.*                                     925,273
                                                                                             -----------------
                                                                                             $       5,094,012
                                                                                             -----------------
                                               Total Software & Services                     $      16,485,302
--------------------------------------------------------------------------------------------------------------
                                               TECHNOLOGY HARDWARE &
                                               EQUIPMENT -- 2.3%
                                               Computer Hardware -- 0.5%
    1,857,082                                  Inventec Corp.                                $       1,658,036
    3,178,281                                  Lenovo Group, Ltd.                                    3,407,512
                                                                                             -----------------
                                                                                             $       5,065,548
--------------------------------------------------------------------------------------------------------------
                                               Computer Storage &
                                               Peripherals -- 0.3%
       39,938                                  SanDisk Corp.                                 $       2,775,691
--------------------------------------------------------------------------------------------------------------
                                               Electronic Equipment
                                               Manufacturers -- 0.1%
      231,000                                  GeoVision, Inc.                               $       1,509,984
--------------------------------------------------------------------------------------------------------------
                                               Electronic Components -- 1.0%
    1,134,000                                  Everlight Electronics Co, Ltd.                $       2,143,103
        5,200                                  Keyence Corp.                                         2,227,853

The accompanying notes are an integral part of these financial statements.

30 Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/13

--------------------------------------------------------------------------------------------------------------
                 Floating       S&P/Moody's
                 Rate (b)       Ratings
 Shares          (unaudited)    (unaudited)                                                  Value
--------------------------------------------------------------------------------------------------------------
                                               Electronic Components --
                                               (continued)
       24,800                                  Murata Manufacturing Co., Ltd.                $       1,994,845
       89,900                                  Omron Corp.                                           3,431,663
                                                                                             -----------------
                                                                                             $       9,797,464
--------------------------------------------------------------------------------------------------------------
                                               Electronic Manufacturing
                                               Services -- 0.4%
    5,748,738                                  Ju Teng International Holdings, Ltd.          $       4,194,359
                                                                                             -----------------
                                               Total Technology Hardware &
                                               Equipment                                     $      23,343,046
--------------------------------------------------------------------------------------------------------------
                                               SEMICONDUCTORS &
                                               SEMICONDUCTOR EQUIPMENT -- 0.8%
                                               Semiconductors -- 0.8%
        3,213                                  Samsung Electronics Co., Ltd.                 $       4,450,035
    2,628,000                                  Siliconware Precision Industries Co.                  3,187,281
                                                                                             -----------------
                                                                                             $       7,637,316
                                                                                             -----------------
                                               Total Semiconductors &
                                               Semiconductor Equipment                       $       7,637,316
--------------------------------------------------------------------------------------------------------------
                                               TELECOMMUNICATION
                                               SERVICES -- 0.4%
                                               Integrated Telecommunication
                                               Services -- 0.4%
       86,395                                  Verizon Communications, Inc.                  $       4,363,811
                                                                                             -----------------
                                               Total Telecommunication Services              $       4,363,811
--------------------------------------------------------------------------------------------------------------
                                               UTILITIES -- 2.8%
                                               Electric Utilities -- 0.3%
      543,000                                  Cheung Kong Infrastructure
                                               Holdings, Ltd.                                $       3,782,457
--------------------------------------------------------------------------------------------------------------
                                               Multi-Utilities -- 0.3%
       69,226                                  Qatar Electricity & Water Co.                 $       3,024,216
--------------------------------------------------------------------------------------------------------------
                                               Water Utilities -- 0.2%
    2,307,431                                  Guangdong Investment, Ltd.                    $       1,987,488
--------------------------------------------------------------------------------------------------------------
                                               Independent Power Producers &
                                               Energy Traders -- 2.0%
   11,092,075                                  Beijing Jingneng Clean Energy
                                               Co, Ltd.*                                     $       4,611,693
    9,708,826                                  China Power International
                                               Development, Ltd.                                     3,798,477
    1,075,696                                  China Resources Power Holdings
                                               Co, Ltd.                                              2,810,702
    2,746,000                                  Datang International Power
                                               Generation Co, Ltd.                                   1,257,951

The accompanying notes are an integral part of these financial statements.

              Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/13 31

--------------------------------------------------------------------------------------------------------------
                 Floating       S&P/Moody's
                 Rate (b)       Ratings
 Shares          (unaudited)    (unaudited)                                                  Value
--------------------------------------------------------------------------------------------------------------
                                               Independent Power Producers &
                                               Energy Traders -- (continued)
    3,790,000                                  Huadian Power International
                                               Corp, Ltd.                                    $       1,761,630
    1,623,415                                  Huaneng Power International, Inc.                     1,694,984
    0,761,071                                  Huaneng Renewables Corp, Ltd.*                        4,156,431
                                                                                             -----------------
                                                                                             $      20,091,868
                                                                                             -----------------
                                               Total Utilities                               $      28,886,029
--------------------------------------------------------------------------------------------------------------
                                               TOTAL COMMON STOCKS
                                               (Cost $675,988,012)                           $     745,688,553
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
 Principal
 Amount ($)
--------------------------------------------------------------------------------------------------------------
                                               COLLATERALIZED MORTGAGE
                                               OBLIGATIONS -- 1.5%
                                               BANKS -- 1.3%
                                               Thrifts & Mortgage Finance -- 1.3%
    3,000,000                         NR/B3    COMM 2006-C8 Mortgage Trust,
                                               5.377%, 12/10/46                              $       2,894,853
    3,000,000                        A-/Ba1    GS Mortgage Securities Corp II Series
                                               2005-GG4, 4.782%, 7/10/39                             3,037,401
    2,384,000           5.86         B+/Ba2    JP Morgan Chase Commercial
                                               Mortgage Securities Trust 2006-LDP7,
                                               Floating Rate Note, 4/15/45                           2,399,427
    3,000,000           5.57          NR/B1    Morgan Stanley Capital I Trust
                                               2007-TOP25, Floating Rate Note,
                                               11/12/49                                              3,003,399
    1,919,059           3.97          NR/NR    Wedgewood Real Estate Trust 2013-1,
                                               Floating Rate Note, 7/25/43 (144A)                    1,919,059
                                                                                             -----------------
                                                                                             $      13,254,139
                                                                                             -----------------
                                               Total Banks                                   $      13,254,139
--------------------------------------------------------------------------------------------------------------
                                               REAL ESTATE -- 0.2%
                                               Mortgage REIT -- 0.2%
    1,777,747                       NR/Caa3    Credit Suisse First Boston Mortgage
                                               Securities Corp., 4.898%, 3/15/36
                                               (144A)                                        $       1,697,348
                                                                                             -----------------
                                               Total Real Estate                             $       1,697,348
--------------------------------------------------------------------------------------------------------------
                                               TOTAL COLLATERALIZED
                                               MORTGAGE OBLIGATIONS
                                               (Cost $14,834,033)                            $      14,951,487
--------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

32 Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/13

--------------------------------------------------------------------------------------------------------------
                 Floating       S&P/Moody's
 Principal       Rate (b)       Ratings
 Amount ($)      (unaudited)    (unaudited)                                                  Value
--------------------------------------------------------------------------------------------------------------
                                               CORPORATE BONDS -- 15.2%
                                               ENERGY -- 2.0%
                                               Integrated Oil & Gas -- 0.6%
    5,823,000                      BBB/Baa2    Lukoil International Finance BV,
                                               7.25%, 11/5/19 (144A)                         $       6,793,694
--------------------------------------------------------------------------------------------------------------
                                               Oil & Gas Exploration &
                                               Production -- 0.6%
    2,800,000                       BB+/Ba3    Concho Resources, Inc., 7.0%,
                                               1/15/21                                       $       3,122,000
    2,153,000                      BBB/Baa1    Gazprom OAO Via Gaz Capital SA,
                                               6.51%, 3/7/22 (144A)                                  2,362,918
      350,000                       BB-/Ba3    Whiting Petroleum Corp., 6.5%,
                                               10/1/18                                                 372,750
                                                                                             -----------------
                                                                                             $       5,857,668
--------------------------------------------------------------------------------------------------------------
                                               Coal & Consumable Fuels -- 0.8%
    2,900,000                        NR/Ba1    Adaro Indonesia PT, 7.625%,
                                               10/22/19 (144A)                               $       3,066,750
    1,500,000                         BB/B1    CONSOL Energy, Inc., 8.0%, 4/1/17                     1,590,000
    3,200,000                        BB/Ba2    Peabody Energy Corp., 6.0%,
                                               11/15/18                                              3,376,000
                                                                                             -----------------
                                                                                             $       8,032,750
                                                                                             -----------------
                                               Total Energy                                  $      20,684,112
--------------------------------------------------------------------------------------------------------------
                                               MATERIALS -- 4.2%
                                               Diversified Chemicals -- 0.3%
    2,500,000                       BB+/Ba2    Celanese US Holdings LLC, 5.875%,
                                               6/15/21                                       $       2,675,000
--------------------------------------------------------------------------------------------------------------
                                               Diversified Metals & Mining -- 1.9%
    5,300,000                      BB+/Baa3    AngloGold Ashanti Holdings Plc,
                                               5.125%, 8/1/22                                $       4,710,995
    4,900,000                      BB+/Baa3    AngloGold Ashanti Holdings Plc,
                                               5.375%, 4/15/20                                       4,676,874
    4,500,000                       BB+/Ba2    Compass Minerals International, Inc.,
                                               8.0%, 6/1/19                                          4,803,750
    5,200,000                         B+/B1    FMG Resources August 2006 Pty, Ltd.,
                                               6.875%, 4/1/22 (144A)                                 5,525,000
                                                                                             -----------------
                                                                                             $      19,716,619
--------------------------------------------------------------------------------------------------------------
                                               Gold -- 1.1%
    4,500,000                      BBB/Baa2    Barrick Gold Corp., 2.5%, 5/1/18              $       4,389,322
    7,300,000                       NR/Baa3    Kinross Gold Corp., 5.125%, 9/1/21                    7,040,427
                                                                                             -----------------
                                                                                             $      11,429,749
--------------------------------------------------------------------------------------------------------------
                                               Steel -- 0.5%
    2,500,000                       BB+/Ba1    ArcelorMittal, 5.75%, 8/5/20                  $       2,637,500
    2,000,000                       BB+/Ba1    ArcelorMittal, 6.125%, 6/1/18                         2,170,000
                                                                                             -----------------
                                                                                             $       4,807,500
--------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

              Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/13 33

--------------------------------------------------------------------------------------------------------------
                 Floating       S&P/Moody's
 Principal       Rate (b)       Ratings
 Amount ($)      (unaudited)    (unaudited)                                                  Value
--------------------------------------------------------------------------------------------------------------
                                               Forest Products -- 0.3%
EURO 2,000,000                       BB/Ba2    Smurfit Kappa Acquisitions, 7.75%,
                                               11/15/19 (144A)                               $       2,960,119
--------------------------------------------------------------------------------------------------------------
                                               Paper Products -- 0.1%
     1,000,000                       BB/Ba2    Sappi Papier Holding GmbH,
                                               6.625%, 4/15/21 (144A)                        $         940,000
                                                                                             -----------------
                                               Total Materials                               $      42,528,987
--------------------------------------------------------------------------------------------------------------
                                               CAPITAL GOODS -- 1.8%
                                               Construction & Engineering -- 1.5%
     3,000,000                      BBB+/NR    China Railway Resources Huitung,
                                               Ltd., 3.85%, 2/5/23                           $       2,807,460
     3,000,000                        A-/A3    CRCC Yuxiang, Ltd., 3.5%, 5/16/23                     2,736,057
EURO 6,300,000                       NR/Ba3    Obrascon Huarte Lain SA, 7.625%,
                                               3/15/20                                               9,331,223
                                                                                             -----------------
                                                                                             $      14,874,740
--------------------------------------------------------------------------------------------------------------
                                               Trading Companies &
                                               Distributors -- 0.3%
     3,000,000                    BBB-/Baa3    Noble Group, Ltd., 6.625%,
                                               8/5/20 (144A)                                 $       3,120,000
                                                                                             -----------------
                                               Total Capital Goods                           $      17,994,740
--------------------------------------------------------------------------------------------------------------
                                               TRANSPORTATION -- 0.4%
                                               Airport Services -- 0.4%
       646,140                      CCC+/B3    Aeropuertos Argentina 2000 SA,
                                               10.75%, 12/1/20 (144A)                        $         639,679
     3,000,000                      BB-/Ba3    Aeropuertos Dominicanos Siglo XXI
                                               SA, 9.25%, 11/13/19                                   2,970,000
                                                                                             -----------------
                                                                                             $       3,609,679
                                                                                             -----------------
                                               Total Transportation                          $       3,609,679
--------------------------------------------------------------------------------------------------------------
                                               AUTOMOBILES &
                                               COMPONENTS -- 0.5%
                                               Auto Parts & Equipment -- 0.5%
     1,390,000                         B/B3    Pittsburgh Glass Works LLC, 8.0%,
                                               11/15/18 (144A)                               $       1,417,800
     3,800,000                         B/B3    Pittsburgh Glass Works LLC, 8.5%,
                                               4/15/16 (144A)                                        3,978,220
                                                                                             -----------------
                                                                                             $       5,396,020
                                                                                             -----------------
                                               Total Automobiles & Components                $       5,396,020
--------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

34 Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/13

--------------------------------------------------------------------------------------------------------------
                 Floating       S&P/Moody's
 Principal       Rate (b)       Ratings
 Amount ($)      (unaudited)    (unaudited)                                                  Value
--------------------------------------------------------------------------------------------------------------
                                               CONSUMER DURABLES &
                                               APPAREL -- 0.1%
                                               Housewares & Specialties -- 0.1%
     1,000,000                        B+/B1    Reynolds Group Issuer, Inc., 7.875%,
                                               8/15/19                                       $       1,105,000
                                                                                             -----------------
                                               Total Consumer Durables & Apparel             $       1,105,000
--------------------------------------------------------------------------------------------------------------
                                               BANKS -- 2.3%
                                               Diversified Banks -- 2.3%
     5,000,000          9.00          NR/NR    Banco Bilbao Vizcaya Argentaria SA,
                                               Floating Rate Note, 5/29/49
                                               (Perpetual)                                   $       5,200,000
     1,990,000                      BBB+/A3    Bangkok Bank PCL Hong Kong, 4.8%,
                                               10/18/20 (144A)                                       2,105,157
     1,800,000                         A/A3    Bank of China Hong Kong, Ltd.,
                                               5.55%, 2/11/20 (144A)                                 1,965,343
     4,375,000                      A-/Baa3    Bank of East Asia, Ltd., 6.125%,
                                               7/16/20                                               4,898,924
EURO 2,500,000                        NR/B1    Bankia SA, 4.375%, 2/14/17                            3,432,795
     3,800,000                      NR/Baa1    Industrial & Commercial Bank of
                                               China Asia, Ltd., 5.125%, 11/30/20                    4,062,200
     2,000,000                     BBB/Baa2    Intesa Sanpaolo S.p.A., 6.5%,
                                               2/24/21 (144A)                                        2,200,400
                                                                                             -----------------
                                                                                             $      23,864,819
                                                                                             -----------------
                                               Total Banks                                   $      23,864,819
--------------------------------------------------------------------------------------------------------------
                                               DIVERSIFIED FINANCIALS -- 2.7%
                                               Other Diversified Financial
                                               Services -- 0.6%
     5,000,000          7.88          NR/NR    Credit Suisse Group Guernsey I, Ltd.,
                                               Floating Rate Note, 2/24/41                   $       5,467,750
     1,000,000          0.00         BB-/NR    Northshore Re, Ltd., Floating
                                               Rate Note, 7/5/16 (Cat Bond)
                                               (144A)                                                1,026,400
                                                                                             -----------------
                                                                                             $       6,494,150
--------------------------------------------------------------------------------------------------------------
                                               Specialized Finance -- 0.3%
     2,900,000                     BBB/Baa2    China Merchants Finance Co, Ltd.,
                                               5.0%, 5/4/22                                  $       2,905,307
--------------------------------------------------------------------------------------------------------------
                                               Asset Management & Custody
                                               Banks -- 0.9%
     1,556,000                         A/NR    Blackstone Holdings Finance Co.
                                               LLC, 4.75%, 2/15/23 (144A)                    $       1,646,452
     3,000,000                        A-/NR    KKR Group Finance Co LLC, 6.375%,
                                               9/29/20 (144A)                                        3,417,381
     3,800,000                       BBB/NR    Prospect Capital Corp., 5.875%,
                                               3/15/23                                               3,662,505
                                                                                             -----------------
                                                                                             $       8,726,338
--------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

              Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/13 35

--------------------------------------------------------------------------------------------------------------
                 Floating       S&P/Moody's
 Principal       Rate (b)       Ratings
 Amount ($)      (unaudited)    (unaudited)                                                  Value
--------------------------------------------------------------------------------------------------------------
                                               Investment Banking &
                                               Brokerage -- 0.9%
     4,000,000                       BBB/A3    Macquarie Group, Ltd., 6.0%,
                                               1/14/20 (144A)                                $       4,399,560
     4,500,000                      BBB-/NR    UBS AG, 7.625%, 8/17/22                               5,130,472
                                                                                             -----------------
                                                                                             $       9,530,032
                                                                                             -----------------
                                               Total Diversified Financials                  $      27,655,827
--------------------------------------------------------------------------------------------------------------
                                               INSURANCE -- 0.1%
                                               Reinsurance -- 0.1%
       400,000          0.00          BB/NR    East Lane Re, Ltd., Floating Rate
                                               Note, 3/13/15 (Cat Bond) (144A)               $         419,200
       500,000         12.16           B/NR    Montana Re, Ltd., Floating Rate
                                               Note, 1/8/14 (Cat Bond) (144A)                          508,150
       300,000          0.00         BB-/NR    Queen Street II Capital, Ltd.,
                                               Floating Rate Note, 4/9/14 (Cat
                                               Bond) (144A)                                            303,780
       250,000         14.59          B-/NR    Successor X, Ltd. Class III-S3,
                                               Floating Rate Note, 1/7/14 (Cat
                                               Bond) (144A)                                            253,925
                                                                                             -----------------
                                                                                             $       1,485,055
                                                                                             -----------------
                                               Total Insurance                               $       1,485,055
--------------------------------------------------------------------------------------------------------------
                                               REAL ESTATE -- 0.9%
                                               Real Estate Development -- 0.3%
     3,000,000                       BB/Ba2    Agile Property Holdings, Ltd.,
                                               8.875%, 4/28/17 (144A)                        $       3,157,500
--------------------------------------------------------------------------------------------------------------
                                               Real Estate Services -- 0.6%
     5,000,000                       BB-/B2    Kennedy-Wilson, Inc., 8.75%,
                                               4/1/19                                        $       5,500,000
                                                                                             -----------------
                                               Total Real Estate                             $       8,657,500
--------------------------------------------------------------------------------------------------------------
                                               UTILITIES -- 0.2%
                                               Independent Power Producers &
                                               Energy Traders -- 0.2%
     1,700,000                        NR/B2    Star Energy Geothermal Wayang
                                               Windu, Ltd., 6.125%, 3/27/20
                                               (144A)                                        $       1,623,500
                                                                                             -----------------
                                               Total Utilities                               $       1,623,500
--------------------------------------------------------------------------------------------------------------
                                               TOTAL CORPORATE BONDS
                                               (Cost $151,884,474)                           $     154,605,239
--------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

36 Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/13

--------------------------------------------------------------------------------------------------------------
                 Floating       S&P/Moody's
 Principal       Rate (b)       Ratings
 Amount ($)      (unaudited)    (unaudited)                                                  Value
--------------------------------------------------------------------------------------------------------------
                                               FOREIGN GOVERNMENT
                                               BONDS -- 3.5%
EURO  6,750,000                    BBB+/Ba1    Ireland Government Bond, 3.9%,
                                               3/20/23                                       $       9,466,630
ILS  15,000,000                       NR/NR    Israel Government Bond - Fixed,
                                               4.25%, 3/31/23                                        4,572,766
      4,300,000                    BBB/Baa1    Lithuania Government International
                                               Bond, 6.125%, 3/9/21 (144A)                           4,928,875
MXN 107,070,000                     A-/Baa1    Mexican Bonos, 8.0%, 6/11/20                          9,379,235
EURO  5,000,000                    BB+/Baa3    Romanian Government International
                                               Bond, 4.875%, 11/7/19                                 7,168,613
                                                                                             -----------------
                                                                                             $      35,516,119
--------------------------------------------------------------------------------------------------------------
                                               TOTAL FOREIGN GOVERNMENT
                                               BONDS
                                               (Cost $34,836,121)                            $      35,516,119
--------------------------------------------------------------------------------------------------------------
                                               SENIOR FLOATING RATE LOAN
                                               INTERESTS -- 0.1%**
                                               MATERIALS -- 0.0%+
                                               Aluminum -- 0.0%+
        243,129         3.75        BB-/Ba2    Novelis, Inc. Georgia, Initial Term
                                               Loan, 3/10/17                                 $         244,648
                                                                                             -----------------
                                               Total Materials                               $         244,648
--------------------------------------------------------------------------------------------------------------
                                               TECHNOLOGY HARDWARE &
                                               EQUIPMENT -- 0.1%
                                               Communications Equipment -- 0.1%
        338,917         3.75        BB+/Ba2    CommScope, Inc., Tranche 2 Term
                                               Loan, 1/14/18                                 $         340,082
                                                                                             -----------------
                                               Total Technology Hardware &
                                               Equipment                                     $         340,082
--------------------------------------------------------------------------------------------------------------
                                               TOTAL SENIOR FLOATING RATE
                                               LOAN INTERESTS
                                               (Cost $580,014)                               $         584,730
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
 Shares
--------------------------------------------------------------------------------------------------------------
                                               EXCHANGE TRADED
                                               FUNDS -- 3.7%
         80,000                                ETFS Platinum Trust*                                 11,331,200
        579,700                                PowerShares Buyback Achievers
                                               Portfolio                                            23,651,763
         62,300                                BlackRock MuniVest Fund, Inc.
                                               (144A)                                                  591,850
         44,100                                BlackRock MuniYield Fund, Inc.
                                               (144A)                                                  612,990
         45,200                                iShares MSCI All Peru Capped ETF                      1,583,356
                                                                                             -----------------
                                                                                             $      37,771,159
--------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

              Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/13 37

--------------------------------------------------------------------------------------------------------------
                 Floating       S&P/Moody's
                 Rate (b)       Ratings
 Shares          (unaudited)    (unaudited)                                                  Value
--------------------------------------------------------------------------------------------------------------

                                               TOTAL EXCHANGE TRADED FUNDS
                                               (Cost $33,545,246)                            $      37,771,159
--------------------------------------------------------------------------------------------------------------
                                               TOTAL INVESTMENT IN
                                               SECURITIES -- 98.8%
                                               (Cost $926,073,076) (a)                       $   1,002,702,209
--------------------------------------------------------------------------------------------------------------
                                               OTHER ASSETS & LIABILITIES -- 1.2%            $      11,806,246
--------------------------------------------------------------------------------------------------------------
                                               TOTAL NET ASSETS -- 100.0%                    $   1,014,508,455
==============================================================================================================

*           Non-income producing security.

+           Amount rounds to less than 0.1%.

NR          Not rated by either S&P or Moody's.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At October 31, 2013, the value of these securities amounted to $69,108,100 or 6.8% of total net assets.

(A.D.R.)    American Depositary Receipts.

(G.D.R.)    Global Depositary Receipts.

REIT        Real Estate Investment Trust.

(Perpetual) Security with no stated maturity date.

(Cat Bond)  Catastrophe bond is a high-yield debt instrument that is usually insurance linked and meant to raise money in case of a catastrophe.

** Senior floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered
            Rate), (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certificate of deposit or (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.

(a) At October 31, 2013, the net unrealized appreciation on investments based on cost for federal income tax purposes of $929,460,151 was as follows:

            Aggregate gross unrealized appreciation for all investments in which
              there is an excess of value over tax cost                                           $81,063,943

            Aggregate gross unrealized depreciation for all investments in which
              there is an excess of tax cost over value                                            (7,821,885)
                                                                                                  ------------
            Net unrealized appreciation                                                           $73,242,058
                                                                                                  ============

(b) Debt obligation with a variable interest rate. Rate shown is rate at end of period.

NOTE: Principal amounts are denominated in U.S. Dollars unless otherwise noted:

EURO        Euro

ILS         Israeli Shekel

MXN         Mexican Peso

The accompanying notes are an integral part of these financial statements.

38 Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/13

Purchases and sales of securities (excluding temporary cash investments) for the year ended October 31, 2013 aggregated $2,674,138,318 and $2,029,479,375, respectively.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

     Level 1 - quoted prices in active markets for identical securities.

     Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

     Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services) as Level 3. See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of October 31, 2013, in valuing the Fund's investments:

----------------------------------------------------------------------------------------------------
                                         Level 1          Level 2         Level 3    Total
----------------------------------------------------------------------------------------------------
Convertible Corporate Bonds              $          --    $  4,047,188    $    --    $    4,047,188
Preferred Stocks                             9,023,129         514,605         --         9,537,734
Common Stocks*                             234,959,591     510,728,962         --       745,688,553
Collateralized Mortgage Obligations                 --      14,951,487         --        14,951,487
Corporate Bonds                                     --     154,605,239         --       154,605,239
Foreign Government Bonds                            --      35,516,119         --        35,516,119
Senior Floating Rate Loan Interests                 --         584,730         --           584,730
Exchange Traded Funds                       37,771,159              --         --        37,771,159
----------------------------------------------------------------------------------------------------
Total                                    $ 281,753,879    $720,948,330    $    --    $1,002,702,209
====================================================================================================
Other Financial Instruments
Forward Foreign Currency Contracts       $          --    $    (10,510)   $    --    $      (10,510)
Futures Contracts                              408,604              --         --           408,604
----------------------------------------------------------------------------------------------------
Total Other Financial Instruments        $     408,604    $    (10,510)   $    --    $      398,094
====================================================================================================

* Level 2 securities are valued by independent pricing services using fair value factors.

During the year ended October 31, 2013, there were no transfers between Levels 1, 2 and 3

The accompanying notes are an integral part of these financial statements.

              Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/13 39

Statement of Assets and Liabilities | 10/31/13 (Consolidated)

ASSETS:
  Investment in securities, at value (cost $926,073,076)                     $1,002,702,209
  Cash                                                                           13,430,333
  Futures collateral                                                              8,061,191
  Foreign currencies, at value (cost $560,792)                                      535,338
  Receivables --
     Investment securities sold                                                  45,060,624
     Fund shares sold                                                             6,817,445
     Dividends                                                                      941,973
     Interest                                                                     3,716,263
     Variation margin                                                                69,221
     Due from Pioneer Investment Management, Inc.                                   138,657
  Other assets                                                                      117,840
--------------------------------------------------------------------------------------------
         Total assets                                                        $1,081,591,094
============================================================================================
LIABILITIES:
   Payables --
      Investment securities purchased                                        $   64,589,797
      Fund shares repurchased                                                     1,981,665
      Dividends payable                                                                  19
   Net unrealized depreciation on forward foreign currency contracts                 10,510
   Due to affiliates                                                                250,178
   Accrued expenses                                                                 250,470
--------------------------------------------------------------------------------------------
         Total liabilities                                                   $   67,082,639
============================================================================================
NET ASSETS:
  Paid-in capital                                                            $  904,883,833
  Undistributed net investment income                                             1,345,407
  Accumulated net realized gain on investments and foreign
     currency transactions                                                       31,299,972
  Net unrealized appreciation on investments                                     76,629,133
  Net unrealized depreciation on forward foreign currency contracts and
     other assets and liabilities denominated in foreign currencies                 (58,494)
  Net unrealized depreciation on futures contracts                                  408,604
--------------------------------------------------------------------------------------------
         Total net assets                                                    $1,014,508,455
============================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
   Class A (based on $335,398,102/25,165,961 shares)                         $        13.33
   Class C (based on $251,888,843/19,075,240 shares)                         $        13.21
   Class R (based on $10,443/784 shares)                                     $        13.32
   Class Y (based on $427,190,217/31,951,631 shares)                         $        13.37
   Class Z (based on $20,850/1,564 shares)                                   $        13.33
MAXIMUM OFFERING PRICE:
   Class A ($13.27 (divided by) 95.5%)                                       $        13.90
============================================================================================

The accompanying notes are an integral part of these financial statements.

40 Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/13

Statement of Operations (Consolidated)

For the Year Ended 10/31/13

INVESTMENT INCOME:
   Dividends (net of foreign taxes withheld of $1,110,257)             $14,690,358
   Interest                                                              7,738,486
---------------------------------------------------------------------------------------------------
         Total investment income                                                       $22,428,844
---------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                      $ 5,203,000
  Transfer agent fees
     Class A                                                                67,162
     Class C                                                                34,056
     Class Y                                                                 6,355
     Class Z                                                                    13
  Distribution fees
     Class A                                                               605,143
     Class C                                                             1,796,952
     Class R                                                                     7
  Shareholder communications expense                                       718,947
  Administrative reimbursement                                             233,305
  Custodian fees                                                           636,836
  Registration fees                                                        154,961
  Professional fees                                                         86,585
  Printing expense                                                          43,850
  Fees and expenses of nonaffiliated Trustees                               23,473
  Miscellaneous                                                             66,471
---------------------------------------------------------------------------------------------------
     Total expenses                                                                    $ 9,677,116
  Less fees waived and expenses reimbursed
         by Pioneer Investment Management, Inc.                                           (309,067)
---------------------------------------------------------------------------------------------------
     Net expenses                                                                      $ 9,368,049
---------------------------------------------------------------------------------------------------
         Net investment income                                                         $13,060,795
---------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
CREDIT DEFAULT SWAPS, FUTURES CONTRACTS AND FOREIGN
CURRENCY TRANSACTIONS:
  Net realized gain (loss) on:
     Investments                                                       $31,790,754
     Futures contracts                                                   1,227,894
     Credit default swaps                                               (1,172,060)
     Forward foreign currency contracts and other assets
        and liabilities denominated in foreign currencies                2,279,248     $34,125,836
---------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
     Investments                                                       $35,053,448
     Futures contracts                                                    (632,653)
     Forward foreign currency contracts and other assets
        and liabilities denominated in foreign currencies                      823     $34,421,618
---------------------------------------------------------------------------------------------------
  Net gain on investments and foreign currency transactions                            $68,547,454
---------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                                 $81,608,249
===================================================================================================

The accompanying notes are an integral part of these financial statements.

              Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/13 41

Statements of Changes in Net Assets (Consolidated)

---------------------------------------------------------------------------------------------------
                                                                 Year Ended         Year Ended
                                                                 10/31/13           10/31/12
---------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                            $    13,060,795    $    7,946,599
Net realized gain (loss) on investments, futures contracts,
  class actions, credit default swaps and foreign
  currency transactions                                               34,125,836       (12,672,396)
Change in net unrealized appreciation (depreciation) on
  investments and foreign currency transactions                       34,421,618        33,174,641
---------------------------------------------------------------------------------------------------
      Net increase in net assets resulting from operations       $    81,608,249    $   28,448,844
---------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
      Class A ($0.15 and $0.36 per share, respectively)          $   (3,047,500)    $   (3,473,555)
      Class C ($0.07 and $0.27 per share, respectively)              (1,040,526)        (1,735,629)
      Class R ($0.04 and $0.00 per share, respectively)                     (28)                --
      Class Y ($0.19 and $0.40 per share, respectively)              (5,040,125)        (5,267,764)
      Class Z ($0.11 and $0.00 per share, respectively)                    (117)                --
---------------------------------------------------------------------------------------------------
         Total distributions to shareowners                      $   (9,128,296)    $  (10,476,948)
---------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                 $  795,417,513     $  276,521,098
Reinvestment of distributions                                         7,782,943          8,836,593
Cost of shares repurchased                                         (298,691,817)      (131,340,879)
---------------------------------------------------------------------------------------------------
      Net increase in net assets resulting from
         Fund share transactions                                 $  504,508,639     $  154,016,812
---------------------------------------------------------------------------------------------------
      Net increase in net assets                                 $  576,988,592     $  171,988,708
NET ASSETS:
Beginning of year                                                   437,519,863        265,531,155
---------------------------------------------------------------------------------------------------
End of year                                                      $1,014,508,455     $  437,519,863
---------------------------------------------------------------------------------------------------
Undistributed (distributions in excess of) net
  investment income                                              $    1,345,407     $     (587,842)
===================================================================================================

The accompanying notes are an integral part of these financial statements.

42 Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/13

------------------------------------------------------------------------------------------------
                               '13 Shares      '13 Amount         '12 Shares    '12 Amount
------------------------------------------------------------------------------------------------
Class A
Shares sold                     19,036,564     $ 245,707,864       8,396,929    $    94,918,190
Reinvestment of
   distributions                   227,868         2,892,806         284,393          3,074,842
Less shares repurchased         (6,615,326)      (84,741,434)     (3,925,801)       (44,400,628)
------------------------------------------------------------------------------------------------
      Net increase              12,649,106     $ 163,859,236       4,755,521    $    53,592,404
================================================================================================
Class C
Shares sold                     13,474,589     $ 172,196,737       5,134,641    $    57,617,446
Reinvestment of
   distributions                    68,156           854,068         128,211          1,373,715
Less shares repurchased         (3,447,199)      (44,152,838)     (1,526,602)       (17,066,961)
------------------------------------------------------------------------------------------------
      Net increase              10,095,546     $ 128,897,967       3,736,250    $    41,924,200
================================================================================================
Class R*
Shares sold                            784     $      10,000              --    $            --
Reinvestment of
   distributions                        --                --              --                 --
Less shares repurchased                 --                --              --                 --
------------------------------------------------------------------------------------------------
      Net increase                     784     $      10,000               0    $            --
================================================================================================
Class Y
Shares sold                     29,120,727     $ 377,482,510      10,928,148    $   123,985,462
Reinvestment of
   distributions                   316,841         4,036,037         404,969          4,388,036
Less shares repurchased        (13,233,152)     (169,797,540)     (6,190,968)       (69,873,290)
------------------------------------------------------------------------------------------------
      Net increase              16,204,416     $ 211,721,007       5,142,149    $    58,500,208
================================================================================================
Class Z**
Shares sold                          1,562     $      20,402              --    $            --
Reinvestment of
   distributions                         2                32              --                 --
Less shares repurchased                 --                (5)             --                 --
------------------------------------------------------------------------------------------------
      Net increase                   1,564     $      20,429               0    $            --
================================================================================================

* Class R shares were first publicly offered on September 13, 2013. ** Class Z shares were first publicly offered on April 26, 2013.

The accompanying notes are an integral part of these financial statements.

              Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/13 43

Financial Highlights (Consolidated)

----------------------------------------------------------------------------------------------------------------------------
                                                                                                           5/3/10
                                                                        Year        Year        Year       (Commencement of
                                                                        Ended       Ended       Ended      Operations) to
                                                                        10/31/13    10/31/12    10/31/11   10/31/10 (a)
----------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                                    $  11.76    $  11.25    $ 10.63    $ 10.00(b)
----------------------------------------------------------------------------------------------------------------------------
Increase from investment operations:
   Net investment income                                                $   0.21    $   0.20    $  0.19    $  0.03
   Net realized and unrealized gain on investments, futures contracts
       and foreign currency transactions                                    1.51        0.67       0.51       0.60
----------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from investment operations                   $   1.72    $   0.87    $  0.70    $  0.63
----------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                                   (0.15)      (0.36)     (0.08)        --
----------------------------------------------------------------------------------------------------------------------------
Net increase in net asset value                                         $   1.57    $   0.51    $  0.62    $  0.63
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                          $  13.33    $  11.76    $ 11.25    $ 10.63
============================================================================================================================
Total return*                                                              14.72%       8.01%      6.60%      6.30%***
Ratio of net expenses to average net assets+                                1.20%       1.20%      1.20%      1.20%**
Ratio of net investment income to average net assets+                       1.82%       2.19%      2.05%      1.44%**
Portfolio turnover rate                                                      288%        175%       191%         8%***
Net assets, end of period (in thousands)                                $335,398    $147,163    $87,316    $41,574
Ratios with no waiver of fees and assumption of expenses by the
   Adviser and no reduction for fees paid indirectly:
   Total expenses                                                           1.23%       1.22%      1.24%      1.94%**
   Net investment income                                                    1.79%       2.17%      2.01%      0.69%**
============================================================================================================================

(a) Class A shares were first publicly offered on May 3, 2010.

(b) Class A shares beginning capital was recorded on inception date at $10.00 per share.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**  Annualized.

*** Not annualized.

+   Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

44 Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/13

------------------------------------------------------------------------------------------------------------------------------
                                                                                                               5/3/10
                                                                        Year            Year        Year       (Commencement of
                                                                        Ended           Ended       Ended      Operations) to
                                                                        10/31/13        10/31/12    10/31/11   10/31/10 (a)
------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                                    $      11.66    $  11.15    $ 10.60    $ 10.00(b)
------------------------------------------------------------------------------------------------------------------------------
Increase from investment operations:
   Net investment income                                                $       0.12    $   0.11    $  0.08    $  0.02
   Net realized and unrealized gain on investments, futures contracts
       and foreign currency transactions                                        1.50        0.67       0.52       0.58
------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from investment operations                   $       1.62    $   0.78    $  0.60    $  0.60
------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                                       (0.07)      (0.27)     (0.05)        --
------------------------------------------------------------------------------------------------------------------------------
Net increase in net asset value                                         $       1.55    $   0.51    $  0.55    $  0.60
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                          $      13.21    $  11.66    $ 11.15    $ 10.60
==============================================================================================================================
Total return*                                                                  13.93%       7.18%      5.69%      6.00%***
Ratio of net expenses to average net assets+                                    1.98%       1.95%      2.00%      2.00%**
Ratio of net investment income to average net assets+                           1.05%       1.43%      1.25%      0.67%**
Portfolio turnover rate                                                          288%        175%       191%         8%***
Net assets, end of period (in thousands)                                $    251,889    $104,709    $58,471    $20,953
Ratios with no waiver of fees and assumption of expenses by the
   Adviser and no reduction for fees paid indirectly:
   Total expenses                                                               1.98%       1.95%      2.00%      2.50%**
   Net investment income                                                        1.05%       1.43%      1.25%      0.17%**
==============================================================================================================================

(a) Class C shares were first publicly offered on May 3, 2010.

(b) Class C shares beginning capital was recorded on inception date at $10.00 per share.

(c) Amount rounds to less than $0.01 per share.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**  Annualized.

*** Not annualized.

+   Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

              Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/13 45

------------------------------------------------------------------------------------------------------
                                                                                    9/13/13
                                                                                    (Commencement
                                                                                    of Operations) to
                                                                                    10/31/13 (a)
------------------------------------------------------------------------------------------------------
Class R
Net asset value, beginning of period                                                $ 12.87(b)
------------------------------------------------------------------------------------------------------
Increase from investment operations:
   Net investment income                                                            $  0.05
   Net realized and unrealized gain on investments, futures contracts
     and foreign currency transactions                                                 0.44
------------------------------------------------------------------------------------------------------
Net increase in net assets from investment operations                               $  0.49
------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                                              (0.04)
------------------------------------------------------------------------------------------------------
Net increase in net asset value                                                     $  0.45
------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                      $ 13.32
======================================================================================================
Total return*                                                                          4.76%***
Ratio of net expenses to average net assets+                                           1.36%**
Ratio of net investment income to average net assets+                                  2.96%**
Portfolio turnover rate                                                                 288%***
Net assets, end of period (in thousands)                                            $    10
Ratios with no waiver of fees and assumption of expenses by the
   Adviser and no reduction for fees paid indirectly:
   Total expenses                                                                      1.36%**
   Net investment income                                                               2.96%**
======================================================================================================

(a) Class R shares were first publicly offered on September 13, 2013.

(b) Class R shares beginning capital was recorded on inception date at $10.00 per share.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

**  Annualized.

*** Not annualized.

+   Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

46 Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/13

---------------------------------------------------------------------------------------------------------------------------
                                                                                                            5/3/10
                                                                        Year        Year        Year        (Commencement of
                                                                        Ended       Ended       Ended       Operations) to
                                                                        10/31/13    10/31/12    10/31/11    10/31/10 (a)
---------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                                    $  11.79    $  11.29    $  10.65    $ 10.00(b)
---------------------------------------------------------------------------------------------------------------------------
Increase from investment operations:
   Net investment income                                                $   0.25    $   0.24    $   0.15    $  0.05
   Net realized and unrealized gain on investments, futures contracts
       and foreign currency transactions                                    1.52        0.66        0.58       0.60
---------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from investment operations                   $   1.77    $   0.90    $   0.73    $  0.65
---------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                                   (0.19)      (0.40)      (0.09)        --
---------------------------------------------------------------------------------------------------------------------------
Net increase in net asset value                                         $   1.58    $   0.50    $   0.64    $  0.65
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                          $  13.37    $  11.79    $  11.29    $ 10.65
===========================================================================================================================
Total return*                                                              15.07%       8.33%       6.89%      6.50%***
Ratio of net expenses to average net assets+                                0.90%       0.90%       0.90%      0.90%**
Ratio of net investment income to average net assets+                       2.11%       2.49%       2.35%      1.78%**
Portfolio turnover rate                                                      288%        175%        191%         8%***
Net assets, end of period (in thousands)                                $427,190    $185,648    $119,744    $19,875
Ratios with no waiver of fees and assumption of expenses by the
   Adviser and no reduction for fees paid indirectly:
   Total expenses                                                           0.98%       0.91%       0.98%      1.41%**
   Net investment income                                                    2.03%       2.48%       2.67%      1.26%**
===========================================================================================================================

(a) Class Y shares were first publicly offered on May 3, 2010.

(b) Class Y shares beginning capital was recorded on inception date at $10.00 per share.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

**  Annualized.

*** Not annualized.

+   Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

              Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/13 47

-------------------------------------------------------------------------------------------------------
                                                                                     4/26/13
                                                                                     (Commencement
                                                                                     of Operations) to
                                                                                     10/31/13 (a)
-------------------------------------------------------------------------------------------------------
Class Z
Net asset value, beginning of period                                                 $ 13.33(b)
-------------------------------------------------------------------------------------------------------
Increase from investment operations:
   Net investment income                                                             $  0.14
   Net realized and unrealized gain on investments, futures contracts
     and foreign currency transactions                                                 (0.03)
-------------------------------------------------------------------------------------------------------
Net increase in net assets from investment operations                                $  0.11
-------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                                               (0.11)
-------------------------------------------------------------------------------------------------------
Net increase in net asset value                                                      $    --
-------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                       $ 13.33
=======================================================================================================
Total return*                                                                           1.57%***
Ratio of net expenses to average net assets+                                            1.05%**
Ratio of net investment income to average net assets+                                   2.22%**
Portfolio turnover rate                                                                  288%***
Net assets, end of period (in thousands)                                             $    21
Ratios with no waiver of fees and assumption of expenses by the
   Adviser and no reduction for fees paid indirectly:
   Total expenses                                                                       1.05%**
   Net investment income                                                                2.22%**
=======================================================================================================

(a) Class Z shares were first publicly offered on April 26, 2013.

(b) Class Z shares beginning capital was recorded on inception date at $10.00 per share.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

**  Annualized.

*** Not annualized.

+   Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

48 Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/13

Notes to Financial Statements | 10/31/13 (Consolidated)

1. Organization and Significant Accounting Policies

Pioneer Multi-Asset Real Return Fund (the Fund) is one of two portfolios comprising Pioneer Series Trust VI, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's investment objective is to seek total return.

The Fund offers five classes of shares designated as Class A, Class C, Class R, Class Y and Class Z shares. Class A, Class C and Class Y shares were first publicly offered on May 3, 2010. Class Z shares were first publicly offered on April 26, 2013. Class R shares were first publicly offered on September 13, 2013. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y and Class Z shares.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

              Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/13 49

A.  Security Valuation

    Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
    (NYSE) is open, as of the close of regular trading on the NYSE.
    Senior floating rate loan interests (senior loans) are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from an independent pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited. Fixed income securities with remaining maturity of more than sixty days are valued at prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Equity securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Shares of money market mutual funds are valued at such funds' net asset value.

    Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times.

    Securities or loan interests for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by or at the direction or with the approval of the Valuation Committee using fair value methods pursuant to procedures adopted by the Board of Trustees. Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Valuation Committee is comprised of certain members of the Board of Trustees. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's

50 Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/13 securities may differ significantly from exchange prices and such differences could be material. Pioneer Investment Management, Inc. (PIM), the Fund's investment adviser, is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee.

    At October 31, 2013, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services).

    Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

    Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income is recorded on the accrual basis. All discounts/premiums on debt securities are accreted/amortized into interest income for financial reporting purposes.

    Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.  Foreign Currency Translation

    The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

    Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in the market prices of those securities but are included with the net realized and unrealized gain or loss on investments.

C.  Futures Contracts

    The Fund may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required

              Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/13 51 to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at October 31, 2013 was $8,061,191. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. Futures contracts are subject to market risk, interest rate risk and currency exchange rate risk. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. The average value of contracts open during the year ended October 31, 2013 was $262,607,079.

    At October 31, 2013, open futures contracts were as follows:

    --------------------------------------------------------------------------------------
                             Number of                                     Unrealized
                             Contracts       Settlement                    Appreciation/
    Type                     Long/(Short)    Month         Value           (Depreciation)
    --------------------------------------------------------------------------------------
    STOXX Europe 600          1,350          12/13         $ 29,467,916    $  196,203
    FTSE 100 IDX                100          12/13           10,766,472       464,273
    F/C Dollar Index            260          12/13           20,868,380       104,832
    SPI 200 Futures            (165)         12/13          (21,132,346)     (742,125)
    S&P 500 EMINI
       Futures                  (17)         12/13           (1,488,350)      (81,621)
    Mexican Peso Currency
       Futures                 (105)         12/13           (4,021,500)      (63,000)
    Crude Palm Oil Futures    1,204          1/14            24,726,533       776,834
    Lumber Futures               60          11/13            2,385,900       142,372
    EURO STOXX Bank          (3,680)         12/13          (34,853,959)     (389,164)
    --------------------------------------------------------------------------------------
                                                                           $  408,604
    ======================================================================================

D.  Forward Foreign Currency Contracts

    The Fund may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation is recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 6).

52 Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/13

E.  Federal Income Taxes

    It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. As of October 31, 2013, the Fund did not accrue any interest and penalties with respect to unrecognized tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

    The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences. At October 31, 2013, the Fund reclassified $1,999,250 to decrease accumulated net investment income, $3,947,258 to increase accumulated net realized loss on investments, futures contracts, credit default swaps and foreign currency transactions and $1,948,008 to decrease paid-in capital to reflect permanent book/tax differences. These adjustments have no impact on net assets or the results of operations.

    During the year ended October 31, 2013, a capital loss carryforward of $4,797,476 was utilized to offset net realized gains by the Fund.

    The tax character of distributions paid during the years ended October 31, 2013 and October 31, 2012 were as follows:

    --------------------------------------------------------------------------------
                                                               2013           2012
    --------------------------------------------------------------------------------
    Distributions paid from:
    Ordinary income                                     $ 9,128,296    $ 10,476,948
    --------------------------------------------------------------------------------
        Total                                           $ 9,128,296    $ 10,476,948
    ================================================================================

    The following shows the components of distributable earnings on a federal income tax basis at October 31, 2013:

    --------------------------------------------------------------------------------
                                                                                2013
    --------------------------------------------------------------------------------
    Distributable earnings:
    Undistributed ordinary income                                       $  1,485,653
    Undistributed long-term gain                                          34,971,284
    Net unrealized appreciation                                           73,167,685
    --------------------------------------------------------------------------------
        Total                                                          $ 109,624,622
    ================================================================================

              Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/13 53

    The difference between book-basis and tax-basis net unrealized gain is attributable to the tax deferral of losses on wash-sales, the tax treatment on passive foreign investment company (PFIC) holdings, adjustments relating to catastrophe bonds, tax basis adjustments on partnerships and the mark-to-market of forward foreign currency contracts and future contracts.

F.  Fund Shares

    The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $139,663 in underwriting commissions on the sale of Class A shares during the year ended October 31, 2013.

G.  Class Allocations

    Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

    Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C and Class R shares of the Fund, respectively (see Note 4). Class Y and Class Z shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see
    Note 3).

    Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, Class R, Class Y and Class Z shares can reflect different transfer agent and distribution expense rates.

H.  Risks

    Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates and economic and political conditions. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

54 Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/13

    The Fund may gain exposure to commodities (such as oil and precious metals) through investment in commodity-related investments, including commodity-linked derivatives, ETFs and leveraged or unleveraged commodity-linked notes (derivative debt instruments with principal and/or coupon payments linked to the performance of commodity indices). The Fund also may invest in equity securities of issuers in commodity-related industries. The Fund's investments in commodity-related investments may subject the Fund to greater market price volatility than investments in traditional securities. The value of commodity-related investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting particular industries or commodities, such as weather, disease, embargoes, acts of war or terrorism, or political and regulatory developments. Commodity-related investments may be more volatile than the underlying commodities. In addition, commodity-linked investments are subject to counterparty risk due to there being a relatively small number of issuers. The Fund gains exposure to commodity-related investments by investing in the Pioneer Cayman Commodity Fund, Ltd. (the Subsidiary), a foreign entity that is treated as a controlled foreign corporation for U.S. federal income tax purposes. The Fund may invest up to 25% of its total assets in the Subsidiary. The Fund's ability to invest in commodity-related investments, and the means through which any such investments may be made, is limited by tax considerations.

    The Fund may invest in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.

I.  Repurchase Agreements

    With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. PIM is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

J.  Option Writing

    The Fund may write put and covered call options on portfolio securities in order to attempt to hedge against changes in the value of portfolio securities or to seek to increase total return. When an option is written, the Fund receives a premium and becomes obligated to purchase or sell the underlying security at a fixed price, upon the exercise of the option. When the Fund

              Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/13 55 writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option. At October 31, 2013, there were no open written options.

K.  Purchased Options

    The Fund may purchase put and call options in order to attempt to hedge against changes in the value of portfolio securities or to seek to increase total return. Purchased call and put options entitle the Fund to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specific date or within a specific period of time. Upon the purchase of a call or put option, the premium paid by the Fund is included in the Statement of Assets and Liabilities as an investment. All premiums are marked-to-market daily, and any unrealized gains or losses are recorded in the Fund's financial statements. As the purchaser of an index option, the Fund has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. Premiums paid for purchased calls and put options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased put option, the premium is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments. Upon the exercise or closing of a purchased call option, the premium is added to the cost of the security or financial instrument. The risk associated with purchasing options is limited to the premium originally paid. The average value of contracts open during the year ended October 31, 2013 was $1,904,298. At October 31, 2013, there were no purchased options.

L.  Credit Default Swap Agreements

    A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event. The Fund may buy or sell credit default swap contracts to seek to increase the Fund's income or to

56 Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/13 attempt to hedge the risk of default on portfolio securities. When the Fund is a seller of protection, the Fund would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Fund. In return, the Fund would receive from the counterparty a periodic stream of payments during the term of the contract provided that no event of default occurred. The maximum exposure of loss to the Fund as seller of protection would be the notional value of the credit default swaps outstanding. If no default occurs, the Fund would keep the stream of payments and would have no payment obligation. The Fund may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Fund would function as the counterparty described above.

    When the Fund enters into a credit default swap contract, one party, the protection buyer, makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment received by the Fund, as the protection seller, is recorded as a liability in the Fund's records. An upfront payment made by the Fund, as the protection buyer, is recorded as an asset in the Fund's records. Periodic payments received or paid by the Fund are recorded as realized gains or losses.

    The credit default swap contracts are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded as unrealized gain or loss. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses.

    Credit default swap contracts involving the sale of protection may involve greater risks than if the Fund had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a protection buyer and no credit event occurs, it will lose its investment. If the Fund is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Fund, together with the periodic payments received, may be less than the amount the Fund pays to the protection buyer, resulting in a loss to the Fund. In addition, obligations under sell protection credit default swaps may be partially offset by net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same reference obligation with the same counterparty.

    The average value of swap contracts open during the year ended October 31, 2013, was $4,296,555. At October 31, 2013, there were no open credit default swaps.

              Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/13 57

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at an annual rate of 0.70% of the average daily net assets of the Fund, excluding assets invested in the Subsidiary and on which the Subsidiary pays a management fee.

The Subsidiary has entered into a separate management contract with PIM, pursuant to which PIM manages the assets of the Subsidiary. As compensation for its management services to the Subsidiary and expenses incurred with respect to the Subsidiary, the Subsidiary pays PIM a fee at the annual rate of 0.70% of the Subsidiary's average daily net assets.

PIM has contractually agreed to limit ordinary operating expenses to the extent required to reduce Fund expenses to 1.20%, 2.10% and 0.90% of the average daily net assets attributable to Class A, Class C and Class Y shares, respectively. These expense limitations are in effect through March 1, 2015. Fees waived and expenses reimbursed during the year ended October 31, 2013 are reflected on the Statement of Operations. Fees and expenses of other investment companies in which the Fund may invest are not included in the expense limitations noted above. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $136,306 in management fees, administrative costs and certain other reimbursements payable to PIM at October 31, 2013.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the year ended October 31, 2013, such out-of-pocket expenses by class of shares were as follows:

58 Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/13

--------------------------------------------------------------------------------
Shareholder Communications:
--------------------------------------------------------------------------------
Class A                                                                 $202,009
Class C                                                                  162,011
Class R                                                                       --
Class Y                                                                  354,926
Class Z                                                                        1
--------------------------------------------------------------------------------
   Total                                                                $718,947
================================================================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $95,484 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at October 31, 2013.

4. Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class C and Class R shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $18,388 in distribution fees payable to PFD at October 31, 2013.

The Fund also has adopted a separate service plan for Class R shares (Service
Plan). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class R shares held by such plans.

In addition, redemptions of each class of shares (except Class R, Class Y and Class Z shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class R, Class Y or Class Z shares. Proceeds from the CDSCs are paid to PFD. For the year ended October 31, 2013, CDSCs in the amount of $45,863 were paid to PFD.

              Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/13 59

5. Basis for Consolidation of the Financial Statements

The consolidated financial statements of the Fund include the accounts of the Subsidiary. All intercompany accounts and transactions have been eliminated. The Subsidiary, a Cayman Islands exempted company, was incorporated on February 10, 2010 and is wholly-owned and controlled by the Fund. The Fund is the sole shareholder of the Subsidiary. It is intended that the Fund will remain the sole shareholder and will continue to control the Subsidiary. The Fund and the Subsidiary are both managed by PIM. The Subsidiary acts as an investment vehicle for the Fund in order to effect certain investments on behalf of the Fund. As of October 31, 2013, the Subsidiary represented $132,750,344 or approximately 13.1% of the net assets of the Fund.

6. Forward Foreign Currency Contracts

At October 31, 2013, the Fund had entered into various forward foreign currency contracts that obligate the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Fund may close out such contract by entering into an offsetting contract. The average value of forward foreign currency contracts open during the year ended October 31, 2013 was $80,842,149.

Open forward foreign currency contracts at October 31, 2013 were as follows:

---------------------------------------------------------------------------------------
                                                                         Net
                      Net         In                                     Unrealized
                      Contracts   Exchange     Settlement                Appreciation
Currency              to Deliver  For          Date         Value        (Depreciation)
---------------------------------------------------------------------------------------
AUD (Australian
 Dollar)              1,198,837   $1,140,573   11/4/13      $1,133,980   $ (6,594)
CHF (Swiss Franc)       792,964      882,739   11/1/13         875,478     (7,261)
EURO (European
 Euro)                1,526,361    2,096,610   11/1/13       2,074,096     22,514
EURO (European
 Euro)                  282,877      388,220   11/4/13         384,387      3,833
EURO (European
 Euro)                1,535,694    2,108,969   11/1/13       2,086,778     22,191
GBP (British
 Pound Sterling)      1,058,576    1,696,262   11/4/13       1,698,909     (2,646)
GBP (British
 Pound Sterling)        828,501    1,327,591   11/4/13       1,329,662     (2,071)
GBP (British
 Pound Sterling)      1,120,085    1,794,824   11/1/13       1,797,624     (2,800)
GBP (British
 Pound Sterling)        350,569      561,752   11/1/13         562,628        876
HKD (Hong
 Kong Dollar)         9,133,441    1,178,128   11/1/13       1,177,992        137
HKD (Hong
 Kong Dollar)           180,808       23,320   11/4/13          23,320         --

60 Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/13

-----------------------------------------------------------------------------------------
                                                                           Net
                     Net           In                                      Unrealized
                     Contracts     Exchange      Settlement                Appreciation
Currency             to Deliver    For           Date        Value         (Depreciation)
-----------------------------------------------------------------------------------------
HKD (Hong
 Kong Dollar)          5,367,218   $   692,232   11/4/13     $   692,241   $     (9)
HKD (Hong
 Kong Dollar)         28,544,806     3,681,538   11/4/13       3,681,586        (47)
HKD (Hong
 Kong Dollar)          3,070,192       395,975   11/4/13         395,980          5
HKD (Hong
 Kong Dollar)          1,796,567       231,711   11/4/13         231,713          3
HKD (Hong
 Kong Dollar)          1,496,767       193,044   11/4/13         193,047          2
HKD (Hong
 Kong Dollar)          9,917,701     1,279,291   11/1/13       1,279,142       (149)
HKD (Hong
 Kong Dollar)          3,586,718       462,593   11/4/13         462,599          6
HKD (Hong
 Kong Dollar)          8,521,577     1,099,204   11/1/13       1,099,076       (128)
HKD (Hong
 Kong Dollar)          6,912,288       891,620   11/1/13         891,517       (104)
JPY (Japanese Yen)   168,754,686     1,720,933   11/5/13       1,716,644     (4,289)
JPY (Japanese Yen)    35,148,408       357,854   11/6/13         357,544       (309)
JPY (Japanese Yen)       897,068         9,145   11/1/13           9,125        (20)
JPY (Japanese Yen)     3,434,177        35,021   11/5/13          34,934        (87)
JPY (Japanese Yen)    89,095,879       907,105   11/6/13         906,321       (784)
JPY (Japanese Yen)   213,463,716     2,176,203   11/1/13       2,171,443     (4,760)
JPY (Japanese Yen)   258,737,811     2,634,268   11/6/13       2,631,990     (2,278)
JPY (Japanese Yen)   134,473,434     1,369,104   11/6/13       1,367,921     (1,184)
JPY (Japanese Yen)    39,462,533       402,433   11/5/13         401,430     (1,003)
KRW (South
 Korea Won)          951,898,648       897,459   11/1/13         896,935        524
MXN (Mexican Peso)    10,979,824       848,682   11/1/13         843,596      5,086
MYR (Malaysian
 Ringgit)              1,824,053       577,268   11/1/13         577,872       (604)
MYR (Malaysian
 Ringgit)              2,901,604       918,084   11/6/13         919,247     (1,163)
MYR (Malaysian
 Ringgit)              6,067,539     1,919,804   11/6/13       1,922,236     (2,433)
PHP (Philippine
 Peso)                27,012,442       627,613   11/5/13         625,089     (2,524)
PHP (Philippine
 Peso)               (56,232,212)   (1,299,115)  11/5/13      (1,301,256)    (2,141)
PHP (Philippine
 Peso)                12,729,539       294,665   11/4/13         294,563       (102)
PHP (Philippine
 Peso)                 6,167,442       142,485   11/5/13         142,715        231
SEK (Swedish
 Krona)                6,315,534       990,750   11/1/13         975,983    (14,767)
SGD (Singapore
 Dollar)               1,600,805     1,292,640   11/4/13       1,289,360      3,280

              Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/13 61

-----------------------------------------------------------------------------------------
                                                                           Net
                     Net           In                                      Unrealized
                     Contracts     Exchange      Settlement                Appreciation
Currency             to Deliver    For           Date         Value        (Depreciation)
-----------------------------------------------------------------------------------------
SGD (Singapore
 Dollar)             1,592,936     $1,285,662    11/1/13      $1,283,022   $   2,641
SGD (Singapore
 Dollar)               192,050        155,004    11/1/13         154,685        (318)
SGD (Singapore
 Dollar)             1,726,980      1,393,850    11/1/13       1,390,987      (2,863)
ZAR (South
 African Rand)       1,538,354        155,912    11/5/13         153,169      (2,743)
ZAR (South
 African Rand)       3,173,063        321,590    11/5/13         315,932      (5,658)
-----------------------------------------------------------------------------------------
    Total                                                                  $ (10,510)
=========================================================================================

7. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS which may result in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the year ended October 31, 2013, the Fund's expenses were not reduced under such arrangements.

8. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The credit facility is in the amount of $215 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (LIBOR) plus 0.90% on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date and (c) 2% plus the overnight Euro dollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in the credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the year ended October 31, 2013, the Fund had no borrowings under the credit facility.

62 Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/13

9. Additional Disclosures about Derivative Instruments and Hedging Activities:

Values of derivative instruments as of October 31, 2013 were as follows:

----------------------------------------------------------------------------------------
Derivatives Not
Accounted for as            Asset Derivatives 2013          Liabilities Derivatives 2013
Hedging Instruments         ------------------------------------------------------------
Under Accounting            Statement of Assets             Statement of Assets
Standards Codification      and Liabilities                 and Liabilities
(ASC) 815                   Location             Value      Location             Value
----------------------------------------------------------------------------------------
Forward Foreign             Net unrealized                  Net unrealized
 Currency Contracts         appreciation on                 depreciation on
                            forward foreign                 forward foreign
                            currency contracts         --   currency contracts   $10,510
Futures Contracts*          Net unrealized                  Net unrealized
                            appreciation on                 depreciation on
                            futures contracts    $408,604   futures contracts         --
----------------------------------------------------------------------------------------
  Total                                          $408,604                        $10,510
----------------------------------------------------------------------------------------

*   Reflects unrealized appreciation (depreciation) of futures contracts (see
    Note 1C). The current day's variation margin is disclosed on the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2013 was as follows:

------------------------------------------------------------------------------------------------
                                                                                  Change in
Derivatives Not                                                    Realized       Unrealized
Accounted for as                                                   Gain or        Appreciation
Hedging Instruments                                                Loss on        (Depreciation)
Under Accounting                                                   Derivatives    on Derivatives
Standards Codification   Location of Gain or (Loss) on             Recognized     Recognized
(ASC) 815                Derivatives Recognized in Income          in Income      in Income
------------------------------------------------------------------------------------------------
Futures Contracts        Net realized gain (loss) on
                         futures contracts                         $ 1,227,894
Futures Contracts        Change in unrealized appreciation
                         (depreciation) on futures contracts                      $632,653
Forward Foreign          Net realized gain (loss) on forward
Currency Contracts       foreign currency contracts and other
                         assets and liabilities denominated
                         in foreign currencies                     $ 2,592,342
Forward Foreign          Change in unrealized appreciation
Currency Contracts       (depreciation) on forward foreign
                         currency contracts and other assets
                         and liabilities denominated in
                         foreign currencies                                       $ 38,887
Credit Default Swaps     Net realized gain (loss) on credit
                         default swaps                             $(1,172,060)

              Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/13 63

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Pioneer Series Trust VI and the Shareowners of Pioneer Multi-Asset Real Return Fund:
--------------------------------------------------------------------------------
We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Pioneer Multi-Asset Real Return Fund (the "Fund") (one of the portfolios constituting the Pioneer Series Trust VI) as of October 31, 2013, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian, brokers and agent banks or by other appropriate auditing procedures where replies from brokers and agent banks were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Multi-Asset Real Return Fund (one of the portfolios constituting the Pioneer Series Trust VI) at October 31, 2013, the consolidated results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                          /s/ Ernst & Young LLP

Boston, Massachusetts
December 23, 2013

64 Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/13

ADDITIONAL INFORMATION (unaudited)

For the year ended October 31, 2013, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act (the Act) of 2003. The Fund intends to designate up to the maximum amount of such dividends allowable under the Act, as taxed at a maximum rate of 15%. Complete information will be computed and reported in conjunction with your 2013 form 1099-DIV.

The qualifying percentage of the Fund's ordinary income dividends for the purpose of the corporate dividends received deduction was 5.24%.

The percentages of the Fund's ordinary income distributions that are exempt from nonresident alien (NRA) tax withholding resulting from qualified interest income was 6.60%.

              Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/13 65

Trustees, Officers and Service Providers

Investment Adviser
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy voting policies and procedures of the Funds are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to share-owners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

Trustees and Officers

The Fund's Trustees and Officers are listed on the following pages, together with their principal occupations during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees, except Mr. Cogan and Mr. West, serves as a trustee of each of the 52 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). Each of Mr. Cogan and Mr. West serves as a Trustee of 47 Pioneer funds. The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

66 Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/13

Independent Trustees

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                       Other Directorships
Position Held with the Fund  Length of Service       Principal Occupation                             Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (63)         Trustee since 2010.     Chairman and Chief Executive Officer,            Director, Broadridge
Chairman of the Board and    Serves until a          Quadriserv, Inc. (technology products for        Financial Solutions, Inc.
Trustee                      successor trustee is    securities lending industry) (2008 - present);   (investor communications and
                             elected or earlier      private investor (2004 - 2008); and Senior       securities processing
                             retirement or removal.  Executive Vice President, The Bank of New York   provider for financial
                                                     (financial and securities services) (1986 -      services industry) (2009 -
                                                     2004)                                            present); Director,
                                                                                                      Quadriserv, Inc. (2005 -
                                                                                                      present); and Commissioner,
                                                                                                      New Jersey State Civil
                                                                                                      Service Commission (2011 -
                                                                                                      present)
------------------------------------------------------------------------------------------------------------------------------------
David R. Bock (69)           Trustee since 2010.     Managing Partner, Federal City Capital Advisors  Director of Enterprise
Trustee                      Serves until a          (corporate advisory services company) (1997 -    Community Investment, Inc.
                             successor trustee is    2004 and 2008 - present); Interim Chief          (privately-held affordable
                             elected or earlier      Executive Officer, Oxford Analytica, Inc.        housing finance company)
                             retirement or removal.  (privately held research and consulting          (1985 - 2010); Director of
                                                     company) (2010); Executive Vice President and    Oxford Analytica, Inc. (2008
                                                     Chief Financial Officer, I-trax, Inc. (publicly  - present); Director of The
                                                     traded health care services company) (2004 -     Swiss Helvetia Fund, Inc.
                                                     2007); and Executive Vice President and Chief    (closed-end fund) (2010 -
                                                     Financial Officer, Pedestal Inc.                 present); and Director of New
                                                     (internet-based mortgage trading company) (2000  York Mortgage Trust (publicly
                                                     - 2002)                                          traded mortgage REIT) (2004 -
                                                                                                      2009, 2012 - present)
------------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (69)    Trustee since 2010.     William Joseph Maier Professor of Political      Trustee, Mellon Institutional
Trustee                      Serves until a          Economy, Harvard University (1972 - present)     Funds Investment Trust and
                             successor trustee is                                                     Mellon Institutional Funds
                             elected or earlier                                                       Master Portfolio (oversaw 17
                             retirement or removal.                                                   portfolios in fund complex)
                                                                                                      (1989-2008)
------------------------------------------------------------------------------------------------------------------------------------

              Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/13 67

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                       Other Directorships
Position Held with the Fund  Length of Service       Principal Occupation                             Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (66)    Trustee since 2010.     Founding Director, Vice President and Corporate  None
Trustee                      Serves until a          Secretary, The Winthrop Group, Inc. (consulting
                             successor trustee is    firm) (1982-present); Desautels Faculty of
                             elected or earlier      Management, McGill University (1999 - present);
                             retirement or removal.  and Manager of Research Operations and
                                                     Organizational Learning, Xerox PARC, Xerox's
                                                     advance research center (1990-1994)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (65)     Trustee since 2010.     President and Chief Executive Officer, Newbury,  Director of New America High
Trustee                      Serves until a          Piret & Company, Inc. (investment banking firm)  Income Fund, Inc. (closed-end
                             successor trustee is    (1981 - present)                                 investment company) (2004 -
                             elected or earlier                                                       present); and member, Board
                             retirement or removal.                                                   of Governors, Investment
                                                                                                      Company Institute (2000 -
                                                                                                      2006)
------------------------------------------------------------------------------------------------------------------------------------
Stephen K. West (85)         Trustee since 2010.     Senior Counsel, Sullivan & Cromwell LLP (law     Director, The Swiss Helvetia
Trustee                      Serves until a          firm) (1998 - present); and Partner, Sullivan &  Fund, Inc. (closed-end
                             successor trustee is    Cromwell LLP (prior to 1998)                     investment company); and
                             elected or earlier                                                       Director, Invesco, Ltd.
                             retirement or removal.                                                   (formerly AMVESCAP, PLC)
                                                                                                      (investment manager)
                                                                                                      (1997-2005)
------------------------------------------------------------------------------------------------------------------------------------

68 Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/13

Interested Trustees

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                  Term of Office and                                                             Other Directorships
Position Held with the Fund    Length of Service          Principal Occupation                                Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
John F. Cogan, Jr. (87)*, **   Since 2010. Serves at      Non-Executive Chairman and a director of Pioneer    None
Trustee, President and Chief   the discretion of the      Investment Management USA Inc. ("PIM-USA");
Executive Officer of the       Board.                     Chairman and a director of Pioneer; Chairman and
Fund                                                      Director of Pioneer Institutional Asset
                                                          Management, Inc. (since 2006); Director of
                                                          Pioneer Alternative Investment Management Limited
                                                          (Dublin) (until October 2011); President and a
                                                          director of Pioneer Alternative Investment
                                                          Management (Bermuda) Limited and affiliated
                                                          funds; Deputy Chairman and a director of Pioneer
                                                          Global Asset Management S.p.A. ("PGAM") (until
                                                          April 2010); Director of Nano-C, Inc. (since
                                                          2003); Director of Cole Management Inc. (2004 -
                                                          2011); Director of Fiduciary Counseling, Inc.
                                                          (until December 2011); President of all of the
                                                          Pioneer Funds; and Retired Partner, Wilmer Cutler
                                                          Pickering Hale and Dorr LLP
------------------------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury (55)*      Trustee since 2010.        Director, CEO and President of PIM-USA (since       None
Trustee and Executive Vice     Serves until a successor   February 2007); Director and President of Pioneer
President                      trustee is elected or      and Pioneer Institutional Asset Management, Inc.
                               earlier retirement or      (since February 2007); Executive Vice President
                               removal.                   of all of the Pioneer Funds (since March 2007);
                                                          Director of PGAM (2007 - 2010); Head of New
                                                          Europe Division, PGAM (2000 - 2005); Head of New
                                                          Markets Division, PGAM (2005 - 2007)
------------------------------------------------------------------------------------------------------------------------------------

* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the Fund's investment adviser and certain of its affiliates.
** Mr. Cogan resigned as a Trustee of the Pioneer Funds effective November 12, 2013.

              Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/13 69

Fund Officers

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                  Term of Office and                                                             Other Directorships
Position Held with the Fund    Length of Service          Principal Occupation                                Held by Officer
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (48)     Since 2010. Serves at      Vice President and Associate General Counsel of     None
Secretary                      the discretion of the      Pioneer since January 2008 and Secretary of all
                               Board.                     of the Pioneer Funds since June 2010; Assistant
                                                          Secretary of all of the Pioneer Funds from
                                                          September 2003 to May 2010; and Vice President
                                                          and Senior Counsel of Pioneer from July 2002 to
                                                          December 2007
------------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (52)         Since 2010. Serves at      Fund Governance Director of Pioneer since           None
Assistant Secretary            the discretion of the      December 2006 and Assistant Secretary of all the
                               Board.                     Pioneer Funds since June 2010; Manager - Fund
                                                          Governance of Pioneer from December 2003 to
                                                          November 2006; and Senior Paralegal of Pioneer
                                                          from January 2000 to November 2003
------------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (50)              Since 2010. Serves at      Counsel of Pioneer since June 2007 and Assistant    None
Assistant Secretary            the discretion of the      Secretary of all the Pioneer Funds since June
                               Board.                     2010; and Vice President and Counsel at State
                                                          Street Bank from October 2004 to June 2007
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (53)           Since 2010. Serves at      Vice President - Fund Treasury of Pioneer;          None
Treasurer and Chief            the discretion of the      Treasurer of all of the Pioneer Funds since March
Financial and Accounting       Board.                     2008; Deputy Treasurer of Pioneer from March 2004
Officer of the Fund                                       to February 2008; and Assistant Treasurer of all
                                                          of the Pioneer Funds from March 2004 to February
                                                          2008
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (48)          Since 2010. Serves at      Assistant Vice President - Fund Treasury of         None
Assistant Treasurer            the discretion of the      Pioneer; and Assistant Treasurer of all of the
                               Board.                     Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (55)             Since 2010. Serves at      Fund Accounting Manager - Fund Treasury of          None
Assistant Treasurer            the discretion of the      Pioneer; and Assistant Treasurer of all of the
                               Board.                     Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------

70 Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/13

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                  Term of Office and                                                             Other Directorships
Position Held with the Fund    Length of Service          Principal Occupation                                Held by Officer
------------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (33)          Since 2010. Serves at      Fund Administration Manager - Fund Treasury of      None
Assistant Treasurer            the discretion of the      Pioneer since November 2008; Assistant Treasurer
                               Board.                     of all of the Pioneer Funds since January 2009;
                                                          and Client Service Manager - Institutional
                                                          Investor Services at State Street Bank from March
                                                          2003 to March 2007
------------------------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (61) Chief     Since 2010. Serves at      Chief Compliance Officer of Pioneer and of all      None
Compliance Officer             the discretion of the      the Pioneer Funds since March 2010; Director of
                               Board.                     Adviser and Portfolio Compliance at Pioneer since
                                                          October 2005; and Senior Compliance Officer for
                                                          Columbia Management Advisers, Inc. from October
                                                          2003 to October 2005
------------------------------------------------------------------------------------------------------------------------------------
Kelly O'Donnell (42)           Since 2010. Serves at      Director--Transfer Agency Compliance of Pioneer      None
Anti-Money Laundering          the discretion of the      and Anti-Money Laundering Officer of all the
Officer                        Board.                     Pioneer Funds since 2006
------------------------------------------------------------------------------------------------------------------------------------

              Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/13 71

                           This page for your notes.

72 Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/13

                           This page for your notes.

              Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/13 73

                           This page for your notes.

74 Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/13

                           This page for your notes.

              Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/13 75

                           This page for your notes.

76 Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/13

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109

us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2013 Pioneer Investments 24440-03-1213

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Pioneer Series Trust VI:
Fees for audit services provided to the Fund, including fees associated with the filings to update its Form N-2 and issuance of comfort letters, totaled approximately
$77,450 in 2013 and $84,466 in 2012.


(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Pioneer Series Trust VI:
Audit-Related Fees
There were no fees for audit-related or other services provided to the Fund during the fiscal years ended
October 31, 2013 and 2012.

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Pioneer Series Trust VI:
Fees for tax compliance services, primarily for tax returns, totaled approximately $16,262 for 2013 and $16,580 for 2012.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Pioneer Series Trust VI:
Other Fees
There were no other services provided to the Fund during the fiscal years ended October 31, 2013 and 2012.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Fund's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Fund. For the years ended October 31, 2013 and 2012, there were no services provided to an affiliate that required the Fund's audit committee pre-approval.


(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Fund and affiliates, as previously defined, totaled approximately
$16,262 in 2013 and $16,580 in 2012.


(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.


Not applicable to open-end management investment companies.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Series Trust VI


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date December 30, 2013


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date December 30, 2013


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer & Chief Accounting & Financial Officer

Date December 30, 2013

* Print the name and title of each signing officer under his or her signature.